RESIDENTIAL MORTGAGE FINANCE

$768,483,000
(Approximate)

BAYVIEW FINANCIAL
MORTGAGE PASS-THROUGH TRUST 2006-A
Mortgage Pass-Through Certificates,
SERIES 2006-A

Preliminary Term Sheet

Bayview Financial Securities Company, LLC
Depositor

Wells Fargo Bank, N.A.
Master Servicer

U.S. Bank National Association
Trustee

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet	Date Prepared: January 23, 2006

DISCLAIMER

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from either (i) Bayview Financial, L.P., 4425 Ponce de Leon Blvd., 5th Floor, Coral Gables, FL 33146; Attn: Structured Finance or by calling (800) 457-5104, Attention: Jason Somerville, or (ii) Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the securities, supersedes information contained in any prior similar materials relating to these securities. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, asset-backed securities and the asset pools backing them are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance. As a result, you may commit to purchase securities with characteristics that may change materially, and all or a portion of the securities may not be issued with material characteristics described in these materials. Our obligation to sell securities to you is conditioned on those securities having the material characteristics described in these materials. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities you committed to purchase, and there will be no liability between us as a consequence of the non-delivery. However, unless the class of securities you committed to purchase has been eliminated, we will provide you with revised offering materials and offer you an opportunity to purchase that class, as described in the revised offering materials.

STATIC POOL INFORMATION

The content of the following website www.bfstaticpools.com will be updated prior to the Pricing Date of the Offered Securities to comply with the requirements of Item 1105 of Regulation AB under the Securities Act of 1933.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED DISCLAIMERS

Any legends, disclaimers or other notices that may appear with this communication to which this free writing prospectus is attached relating to:

(1)	these materials not constituting an offer (or a solicitation of an offer);
(2)	no representation that these materials are accurate or complete and may not be updated; or
(3)	these materials possibly being confidential,

are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet	Date Prepared: January 23, 2006

CONTACTS
LEHMAN BROTHERS

Syndicate:		Residential Mortgage Finance:		Trading:
Kevin White	(212) 526-9519	Mike Hitzmann	(212) 526-5806	Matt Miller	(212) 526-8315
Daniel Covello	(212) 526-9519	Darius Houseal	(212) 526-9466	Charlie Spero	(212) 526-6870
Pat Quinn	(212) 526-9519	Nick Stimola	(212) 526-0212	Ross Shapiro	(212) 526-6870
Paul Tedeschi	(212) 526-9519

RATING AGENCIES

Moody’s Investors Services:		Standard & Poor’s:
Sang Shin	(212) 553-4976	Waqas Shaikh	(212) 438-6318

ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE ACTUAL COLLATERAL BALANCES AS OF JANUARY 1, 2006 (THE “STATISTICAL CALCULATION DATE”) UNLESS OTHERWISE INDICATED.

ON THE CUT-OFF DATE, WHICH IS JANUARY 1, 2006, THE ASSETS OF THE TRUST FUND WILL PRIMARILY CONSIST OF TWO POOLS (EACH A “MORTGAGE POOL”) OF FIRST LIEN, FULLY AMORTIZING AND BALLOON, FIXED AND ADJUSTABLE RATE, MORTGAGE LOANS SECURED BY SINGLE-FAMILY RESIDENTIAL, MULTIFAMILY, COMMERCIAL AND MIXED USE PROPERTIES.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE
BOND SUMMARY
$768,483,000
(APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)
 BAYVIEW FINANCIAL MORTGAGE PASS-THROUGH TRUST 2006-A
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-A
Senior / Subordinate REMIC Certificates
Class	Approximate Size ($)	Initial Coupon (1)	Est.WAL (yrs.) Call/Mat (2)	Pmt. Window (Mths.) Call/Mat (2)	Approx. Initial C/E (3)	Approx. Targeted C/E (4)	Legal Final Maturity (5)	Expected Ratings (6) Moody’s/S&P
A-IO	(7)	Variable	N/A	1-30/1-30	14.30%	14.85%	07/2008	[Aaa/AAA]
1-A1	$115,553,000	[ ]%	1.00/1.00	1-27/1-27	14.30%	14.85%	11/2045	[Aaa/AAA]
1-A2	$45,648,000	[ ]%	3.00/3.00	27-51/27-51	14.30%	14.85%	11/2045	[Aaa/AAA]
1-A3	$19,061,000	[ ]%	4.96/4.96	51-70/51-70	14.30%	14.85%	11/2045	[Aaa/AAA]
1-A4	$22,533,000	[ ]%	8.14/10.06	70-107/70-217	14.30%	14.85%	11/2045	[Aaa/AAA]
1-A5(8)	$22,533,000	[ ]%	6.48/6.57	37-107/37-215	14.30%	14.85%	11/2045	[Aaa/AAA]
2-A1	$110,398,000	1mL+[ ]%	1.00/1.00	1-27/1-27	14.30%	14.85%	11/2045	[Aaa/AAA]
2-A2	$48,398,000	1mL+[ ]%	3.00/3.00	27-50/27-50	14.30%	14.85%	11/2045	[Aaa/AAA]
2-A3	$62,680,000	1mL+[ ]%	6.86/7.73	50-107/50-229	14.30%	14.85%	11/2045	[Aaa/AAA]
2-A4	$221,476,000	1mL+[ ]%	3.09/3.34	1-107/1-229	14.30%	14.85%	11/2045	[Aaa/AAA]
M-1	$38,989,000	1mL+[ ]%	6.00/6.62	37-107/37-229	9.30%	9.85%	11/2045	[Aa2/AA]
M-2	$11,307,000	1mL+[ ]%	6.00/6.62	37-107/37-229	7.85%	8.40%	11/2045	[Aa3/AA-]
M-3	$19,495,000	1mL+[ ]%	6.00/6.62	37-107/37-229	5.35%	5.90%	11/2045	[A2/A]
M-4	$8,968,000	1mL+[ ]%	6.00/6.62	37-107/37-229	4.20%	4.75%	11/2045	[A3/A-]
B-1	$7,798,000	1mL+[ ]%	6.00/6.62	37-107/37-229	3.20%	3.75%	11/2045	[Baa1/BBB+]
B-2	$5,459,000	1mL+[ ]%	6.00/6.62	37-107/37-229	2.50%	3.05%	11/2045	[Baa2/BBB]
B-3	$8,187,000	1mL+[ ]%	6.00/6.62	37-107/37-229	1.45%	2.00%	11/2045	[Baa3/BBB-]
X (9) (10)	Not Offered Hereby							NR
P (9) (11)	Not Offered Hereby							NR
R (9) (12)	Not Offered Hereby							NR

(1)
Each class of Offered Certificates, other than the Class A-IO Certificates, is subject to the applicable Available Funds Cap, as described on page 16. The coupon on the Pool 1 Senior Certificates will increase by 0.50% for such class for each Distribution Date occurring after the date on which the 10% Optional Call may be exercised. The spread on the Pool 2 Senior Certificates, Class M and B Certificates will increase to 1.5 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Call may be exercised. One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date. The Class A-IO Certificates will have a coupon as described on pages 18 and 19.

(2)
The weighted average lives (“WAL”) and Payment Window assume prepayments occur at 21% CPR and the certificates pay on the 28th of each month beginning in February 2006. The WAL to Call assumes the 10% Optional Call is exercised on the first eligible Distribution Date. The payment window for the Class A-IO represents distributions of interest only.

(3)
Initial credit support (“C/E”) for a class equals (i) the percentage of the certificates (as a product of the mortgage loan balance) subordinate to such class plus (ii) the initial O/C amount. The initial O/C amount on the Closing Date will equal 1.45% of the Cut-Off Date collateral balance. Rating levels are subject to final approval.

(4)	Assumes Initial O/C of 1.45% has been built to reach the O/C Target. The O/C Target is 2.00% of Cut-Off Date collateral balance.
(5)
The legal final maturity date (the “Final Scheduled Distribution Date”) was determined by adding one month to the date of the last maturing loan for all certificates except the Class A-IO Certificates. The Final Scheduled Distribution Date for the Class A-IO Certificates is the 30th Distribution Date.

(6)	Ratings are subject to final rating agency approval.
(7)
The Class A-IO will be entitled to receive payments of interest only based on a variable rate and notional amount. The class notional amount of the Class A-IO Certificates for each Distribution Date up to the Distribution Date in July 2008 will equal the sum of the Component Notional Amounts of the A-IO(1) and A-IO(2) Components for such date and thereafter will equal zero, as described on pages 18 and 19.

(8)
The Class 1-A5 Certificates will not receive accelerated payments of principal (the “Non-Accelerating Senior”) to the same extent as the other senior certificates because principal distributions with respect to this class will not be made until the distribution date in February 2009, unless the other Pool 1 Senior Certificates have been retired.

(9)	The Class X, P and R Certificates are not offered hereby.
(10)
The Class X Certificate represents the entitlement to certain remaining cash flows in respect of the mortgage loans following payment of principal and interest in respect of the Offered Certificates and the Class P Certificates, as described herein.

(11)	The Class P Certificates are entitled to all prepayment penalty distributions.
(12)	The Class R Certificate is a non-economic REMIC tax residual.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

DEAL OVERVIEW

•
Bayview Financial Mortgage Pass-Through Trust 2006-A Mortgage Pass-Through Certificates, Series 2006-A is a term mortgage-backed securitization. On the Closing Date, the Trustee will issue REMIC Certificates. The mortgage loans will have been sold by Bayview Financial, L.P. and Bayview Financial Property Trust II (each a “Seller”) to Bayview Financial Securities Company, LLC (the “Depositor”). The Depositor will sell the mortgage loans and other assets to the Trustee.

•
Certificates will represent ownership interests in the assets of the trust fund, which will consist primarily of fixed and adjustable rate, first lien, fully amortizing and balloon, residential, multifamily, commercial and mixed use mortgage loans, as described in detail on page 33.

•
The rate type of the mortgage loans to be included in the trust fund will be comprised of approximately (i) 40.18% ($313,337,954.04) fixed rate mortgage loans (“Fixed”) and (ii) 59.82% ($466,451,956.12) adjustable rate mortgage loans (“ARMs”). The aggregate stated principal balance as of mortgage loans as of the Statistical Calculation Date is $779,789,910.16.

•
The mortgage loans to be included in the trust fund will be divided into two pools (“Pool 1” and “Pool 2”). Pool 1 will represent approximately 33.72% of the mortgage loans and Pool 2 will represent approximately 66.28% of the mortgage loans. Below is the criteria for each mortgage loan Pool:

Pool 1 will consist of: (i) fixed rate mortgage loans with gross rates greater than 5.95% and (ii) any adjustable rate mortgage loan with a months-to-roll greater than sixty months as of each loan’s as of date (approximately 1.71% of the pool 1 mortgage loans); and
Pool 2 will consist of: (i) adjustable rate mortgage loans with a months-to-roll less than or equal to sixty months as of each loan’s as of date and (ii) any fixed rate mortgage loan with a gross rate less than or equal to 5.95% (approximately 10.63% of the pool 2 mortgage loans).

•	Distributions of interest and principal on the Senior Certificates identified with a “1-” in their class designation will be primarily based on collections from the Pool 1 mortgage loans.

•	Distributions of interest and principal on the Senior Certificates identified with a “2-” in their class designation will be primarily based on collections from the Pool 2 mortgage loans.

•
Distributions on the Class A-IO Senior Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 (the “Subordinate Certificates”) will be will be based on collections from both mortgage pools.

•	The trust will feature a 10% Optional Call (deal clean up call). There will not be a 35% auction call.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

OFFERED CERTIFICATES

•
The Trustee will issue five classes of fixed rate Certificates: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4 and Class 1-A5 (the “Fixed-Rate Certificates” or the “Pool 1 Senior Certificates”). In addition to the Fixed-Rate Certificates, the trust will issue eleven classes of one-month LIBOR floating rate Certificates: Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 (the “LIBOR Certificates”). The Class 2-A1, Class 2-A2, Class 2-A3 and Class 2-A4 (the “Senior LIBOR Certificates” or the “Pool 2 Senior Certificates”), collectively with the Fixed-Rate Certificates, will be the “Class A Certificates”.

•
In addition to the Fixed-Rate and the LIBOR Certificates, the Trustee will issue one interest-only class, the “Class A-IO” Certificates. The Class A-IO is a 30-month scheduled interest-only certificate that will not have a class principal balance and will not be entitled to payments of principal. Interest will accrue on the Class A-IO based on a variable notional amount comprised of two components “A-IO(1)” and “A-IO(2)” that will accrue interest based on variable interest rates, as described herein. The Class X and Class R are residual classes. The Class X will be entitled to releases of excess interest, as described on page 22 under Interest Payment Priority and the Class R is a REMIC tax residual.

•	The Class P certificate is entitled to all prepayment penalty distributions.

•
The Class A-IO and Class A Certificates are collectively, the “Senior Certificates”. The Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates are collectively, the “Subordinate Certificates”. The Class A-IO, Class A and Subordinate Certificates are the “Offered Certificates”. The Class X, Class P, and Class R Certificates will not be offered for sale.

•
In addition the mortgage loans, the assets of the trust fund will include an interest rate cap agreement pursuant to a 10-year schedule whereby the cap provider will be required to make monthly payments to the trust from February 2006 through January 2016 if one-month LIBOR moves above certain specified strike rates, as described on page 17. The interest rate cap agreement is intended to partially mitigate the amount of basis risk shortfalls experienced by the Fixed-Rate and LIBOR Certificates due to the application of the applicable Available Funds Cap.

CREDIT ENHANCEMENT

•
Credit enhancement for the benefit of the Certificateholders will be provided by (1) Excess Interest, (2) Overcollateralization, (3) Reserve Fund and (4) Subordination. Initial Excess Interest is described on page 32.

•
Realized Losses on the Mortgage Loans will have the effect of reducing amounts distributable in respect of the Subordinate Certificates in reverse order of seniority before reducing amounts distributable in respect of the Class A Certificates. The balances of the Class A Certificates will not be reduced by Realized Losses.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

STRUCTURE

Principal

•	Subordinate Certificates will be locked-out from distributions of principal for the earlier of (1) the first three years and (2) when the Class A Certificates have been reduced to zero.

•
On or after the Stepdown Date, provided a Trigger Event (as described on page 12) is not in effect, principal will be distributed to the Class A and Subordinate Certificates pro rata, as described on page 21, in reduction of their respective Class principal balances to the Targeted Overcollateralization Amount for that Distribution Date until reduced to zero.

Interest

•
Each class of Pool 1 Senior Certificates will accrue interest at a fixed rate, subject to the Pool 1 Senior Available Funds Cap. Each class of Pool 2 Senior Certificates will accrue interest at the rate of One Month LIBOR plus a specified margin, subject to the Pool 2 Senior Available Funds Cap.

•	Each class of Subordinate Certificates will accrue interest at the rate of One Month LIBOR plus a specified margin, subject to the Subordinate Available Funds Cap.

•	The coupon on the Pool 1 Senior Certificates will increase by 0.50% for such class for each Distribution Date occurring after the date on which the 10% Optional Call may be exercised.

•
The spread on the Pool 2 Senior Certificates, Class M and B Certificates (i.e.: the LIBOR Certificates) will increase to 1.5 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Call may be exercised.

•	Basis risk shortfalls will be paid on future distribution dates with interest on unpaid interest, to the extent of funds available.

Subordination of Class M and B Certificates
Priority of Payment	Order of Loss Allocation

The initial Enhancement Percentage is the Enhancement Percentage (as defined on page 13), which includes the initial O/C Amount of approximately $11,306,910 or 1.45% of the Cut-off Date balance.

On or after the Stepdown Date (provided a Trigger Event is NOT in effect) O/C will step-down to 2x Target O/C ( 4.00% of current collateral balance), subject to an O/C floor of 0.50% of the Cut-Off Date collateral balance.

Class A-IO and Class A(1)
Initial Enhancement Pct. (14.30%)
Class M-1
Initial Enhancement Pct. (9.30%)
Class M-2
Initial Enhancement Pct. (7.85%)
Class M-3
Initial Enhancement Pct. (5.35%)
Class M-4
Initial Enhancement Pct. (4.20%)
Class B-1
Initial Enhancement Pct. (3.20%)
Class B-2
Initial Enhancement Pct. (2.50%)
Class B-3
Initial Enhancement Pct. (1.45%)

Overcollateralization
Initial upfront (1.45%)
Target (2.00%)
Classes M-1, M-2, M-3, M-4, B-1, B-2 and B-3 are subject to a lock-out period until the Stepdown Date with respect to principal payments.

(1) The Interest-Only Class (Class A-IO) is not entitled to distributions of principal. Class A-IO and Class A Certificates share preferential right to receive interest over the Subordinate Certificates as described under “Interest Payment Priority” on page 22.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS

Issuing Entity:	Bayview Financial Mortgage Pass-Through Trust 2006-A

Offered Certificates:
Class A-IO, 1-A1, 1-A2, 1-A3, 1-A4, 1-A5, 2-A1, 2-A2, 2-A3, 2-A4, M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Certificates are the “Offered Certificates”. In addition to the Offered Certificates, the trust fund will issue the Class X, Class P and Class R.

	Senior Certificates:	Class A-IO and Class A Certificates.

	Subordinate Certificates:	Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3.

	Fixed-Rate Certificates:	Class 1-A1, 1-A2, 1-A3, 1-A4 and 1-A5.

	Non-Accelerated Senior:	Class 1-A5.

	LIBOR Certificates:	Class 2-A1, 2-A2, 2-A3, Class 2-A4 and the Subordinate Certificates.

	Interest-Only Certificates:	Class A-IO.

	Senior LIBOR Certificates:	Class 2-A1, 2-A2, 2-A3 and 2-A4

Lead Underwriter:	Lehman Brothers Inc.

Co-Underwriters:	Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Seller:	Bayview Financial, L.P.

Revolving Trust Seller:	Bayview Financial Property Trust II

Depositor:	Bayview Financial Securities Company, LLC

Trustee:	U.S. Bank National Association

Master Servicer:	Wells Fargo Bank, N.A. (the “Master Servicer”)

Servicers:	M & T Mortgage Corporation, Bayview Loan Servicing, LLC, and others to be determined.

Servicing Advances:
The Servicers are required under the servicing agreements to advance delinquent payments of principal and interest on all Mortgage Loans in the trust, to the extent that such advances are expected to be ultimately recoverable from the related Mortgage Loan.

Custodian:	U.S. Bank National Association

Statistical Calculation Date:	January 1, 2006

Cut-off Date:	January 1, 2006

Expected Pricing Date:	On or about [January 27, 2006]

Expected Closing Date:	On or about [February 8, 2006]

Pricing Prepayment Speed:	21% constant prepayment rate (“CPR”).

Distribution Date:	28th day of each month (or the next business day), commencing in February 2006.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Net Mortgage Rate:	The Net Mortgage Rate with respect to each Mortgage Loan will equal the Mortgage Rate thereon, minus the Aggregate Fee.

Servicing Fee:	Approximately 0.48407% per annum on the aggregate principal balance of the mortgage loans, payable monthly.

Master Servicing Fee:	0.0150% per annum of the collateral balance

Trustee Fee:	0.0050% per annum of the collateral balance

Custodian Fee:	0.0025% per annum of the collateral balance

Aggregate Fee:
The “Aggregate Fee” for each Mortgage Loan is the sum of the applicable Servicing Fee, the Master Servicing Fee, the Trustee Fee, the Custodian Fee and the rate of any lender-paid primary mortgage insurance (if any).

Record Date:
The “Record Date” for each of the Fixed-Rate Certificates for any Distribution Date will be the last Business Day of the month immediately preceding the month in which such Distribution Date occurs. The “Record Date” for the Class A-IO and the LIBOR Certificates for any Distribution Date will be the close of business on the Business Day immediately preceding such Distribution Date. In the case of the first distribution date the Record Date will be the Closing Date for all Offered Certificates.

Day Count:
Interest will accrue on the LIBOR Certificates on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period; interest will accrue on the Fixed-Rate Certificates and the Class A-IO Certificates on the basis of a 360-day year consisting of twelve 30-day months.

Delay Days:	0 days for the Class A-IO and LIBOR Certificates, 27 days for the Fixed-Rate Certificates

Accrual Period:
Interest on the Class A-IO and LIBOR Certificates accrues from the last Distribution Date (or in the case of the first Distribution Date, the Closing Date) through the day preceding the current Distribution Date. Interest on the Fixed-Rate Certificates will accrue for each Distribution Date for the period consisting of the calendar month immediately preceding such Distribution Date.

Accrued Interest:	The Class A-IO and LIBOR Certificates will settle flat. The Fixed-Rate Certificates will settle with 37 days of accrued interest.

Due Period:
With respect to any Distribution Date is the one-month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Prepayment Period:	With respect to any Distribution Date is the immediately preceding calendar month (or, in certain cases, such other period as is specified in the applicable servicing agreement).

LIBOR Index:
LIBOR will be determined on the second business immediately prior to the commencement of the applicable Accrual Period. The LIBOR rate will be equal to the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 AM, London time, on such LIBOR determination date.

Registration:	The Offered Certificates will be available in book-entry form through DTC.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Minimum Denominations:	LIBOR and Fixed-Rate Certificates: Minimum of $100,000, and multiples of $1 in excess thereof. Class A-IO Certificates: Minimum of $1,000,000 and multiples of $1 in excess thereof.

Clearing:	DTC, Euroclear or Clearstream

SMMEA Eligibility:	The offered Certificates will not be “mortgage-related securities” for purposes of SMMEA.

ERISA Eligibility:
As of the Closing Date, the Senior Certificates will be eligible for purchase by employee benefit plans and other plans and arrangements that are subject to ERISA or Section 4975 of the Internal Revenue Code of 1986,as amended, subject to certain conditions. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan’s acquisition and ownership of such Certificates. The Subordinate Certificates will not be ERISA eligible.

Tax Status:	For federal income tax purposes, multiple elections will be made to treat specified portions of the Trust Fund as “real estate mortgage investment conduits” (each, a “REMIC”).

10% Optional Call:
On the first Distribution Date after the current collateral balance is less than 10% of the Cut-Off Date collateral balance (the “Optional Call Date”), the holder of the Class X Certificate and the Master Servicer will, as provided in the Pooling and Servicing Agreement, have the option to purchase the Mortgage Loans and all other property of the Trust Fund at a price equal to the sum of (a) the greater of (1) the aggregate unpaid principal balance of the Mortgage Loans and (2) the fair market value of the Mortgage Loans without regard to accrued interest, (b) interest accrued and unpaid on the Mortgage Loans, (c) any unpaid servicing advances with respect to the Mortgage Loans and (d) the fair market value of all other property of the Trust Fund.

Coupon Step Up:	The margin on the LIBOR Certificates will increase to 1.5x their margin on each Distribution Date occurring after the date on which the 10% Optional Call may be exercised.

The coupon on the Pool 1 Senior Certificates will increase by 0.50% for such class for each Distribution Date occurring after the date on which the 10% Optional Call may be exercised.

Mortgage Loans:
The mortgage loans included in the trust fund will consist of fixed rate and adjustable rate, first lien, mortgage loans (“Mortgage Loans”) having an aggregate stated principal balance as of the Statistical Calculation Date of $779,789,910.16.

• $313,337,954.04 principal balance of fixed rate mortgage loans (40.18%).

• $466,451,956.12 principal balance of adjustable rate mortgage loans (59.82%).

Approximately 1.91% of the aggregate principal balance of the mortgage loans as of the Statistical Calculation Date will be covered by primary mortgage insurance.

The mortgage loans will be divided into two pools (“Pool 1” and “Pool 2”). Pool 1 will consist of (i) fixed rate mortgage loans with gross rates greater than 5.95% and (ii) any adjustable rate mortgage loan with a months-to-roll greater than sixty months as of each loan’s as of date (the “Pool 1 Mortgage Loans”). Pool 2 will consist of (i) adjustable rate mortgage loans with a months-to-roll less than or equal to sixty months and (ii) any fixed rate mortgage loan with a gross rate less than or equal to 5.95% (the “Pool 2 Mortgage Loans”).

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Credit Enhancements:
	1.	Excess interest
	2.	Overcollateralization (“O/C”)
	3.	Reserve Fund
	4.	Subordination

Excess Interest:
The mortgage loans included in the trust fund will accrue interest each month which, in the aggregate, is expected to exceed the amount needed to pay monthly interest on the certificates and the Aggregate Fees and expenses of the trust fund.

This “Excess Interest” received on the mortgage loans each month, together with any available amounts under the interest rate cap agreement and not otherwise allocated, will be available to absorb realized losses on the mortgage loans and to increase and maintain O/C to required levels.

For every Distribution Date, Excess Interest will be applied as principal on each Distribution Date in reduction of the Class Principal Balances of the Fixed-Rate and LIBOR Certificates to build and maintain the O/C Amount, as described herein. The amount of Excess Interest will vary over time based on the prepayment and default experience of the Mortgage Loans, whether the Servicer advances on delinquent Mortgage Loans (including any Mortgage Loans that become non-performing Mortgage Loans), and variations in the underlying indices on the adjustable rate Mortgage Loans.

Excess Cashflow:	On each Distribution Date, the sum of (1) Excess Interest, (2) the Overcollateralization Release Amount and (3) any amounts remaining after distribution of the Principal Distribution Amount.

Overcollateralization:
On the Closing Date, the total principal balance of the mortgage loans is expected to exceed the total principal balance of the Fixed-Rate and LIBOR Certificates by approximately $11,306,910 or approximately 1.45% of the Cut-Off Date collateral balance. This condition is referred to as “Overcollateralization” or “O/C”.

Excess Interest will be used to reduce the principal balances of the Offered Certificates in order to reduce the total principal balance of the Offered Certificates to the Target O/C Amount, as described below.

Target O/C Amount:
The “Target O/C Amount” or “O/C Target” with respect to any Distribution Date prior to the Stepdown Date is equal to 2.00% of the Cut-Off Date collateral balance. On or after the Stepdown Date and on any Distribution Date for which a Trigger Event is not in effect, the O/C Target is equal to the greater of (i) 4.00% of the then current collateral balance and (ii) 0.50% of the Cut-Off Date collateral balance (the “OC Floor”). For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the O/C Target will be equal to the O/C Target for the immediately preceding Distribution Date.

O/C Release Amount:
The O/C Release Amount with respect to any Distribution Date will be equal to the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the amount, if any, by which (i) the O/C Amount for such date, assuming that 100% of the Principal Remittance Amount for such date is applied on such date to distribution of principal on the Fixed-Rate and LIBOR Certificates, exceeds (ii) the Target O/C Amount for such date.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

O/C Amount:
The O/C Amount with respect to any Distribution Date will be equal to the amount, if any, by which (x) the collateral balance for such date exceeds (y) the aggregate Class Principal Balance of the Fixed-Rate and LIBOR Certificates after giving effect to distributions on such Distribution Date.

Trigger Event:	A “Trigger Event” will be in effect for any Distribution Date if any of the following 3 events (each as described below) has occurred with respect to that Distribution Date:

	1.	Delinquency Event;
	2.	Cumulative Loss Trigger Event;
	3.	Subordination Trigger Event.

Delinquency Event:
A “Delinquency Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding calendar month exceeds [14.00%].

Delinquency Rate:
For any calendar month, a fraction, expressed as a percentage, the numerator of which is the aggregate principal balance of all Mortgage Loans 60 or more days delinquent (including foreclosures, loans subject to bankruptcy proceeds and REO properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the close of business on the last day of such month.

Rolling Three Month
Delinquency Rate:
With respect to any Distribution Date, the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates, respectively) immediately preceding calendar months.

Cumulative Loss Trigger Event:
A “Cumulative Loss Trigger Event” will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (1) the total amount of cumulative realized losses incurred on the mortgage loans from the Cut-Off Date through the last day of the related Due Period by (2) the Cut-Off Date Balance, exceeds the applicable percentages set forth below for that Distribution Date:

Distribution Date	Loss Percentage
February 2009 through January 2010 (Distribution Dates 37 to 48)	[1.70% for the first month, plus an additional 1/12th of 1.05% for each month thereafter.]
February 2010 through January 2011 (Distribution Dates 49 to 60)	[2.75% for the first month, plus an additional 1/12th of 0.36% for each month thereafter.]
February 2011 through January 2012 (Distribution Dates 61 to 72)	[3.11% for the first month, plus an additional 1/12th of 0.14% for each month thereafter.]
February 2012, and thereafter (Distribution Dates 73+)	[3.25%]

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Subordination Trigger Event:
A “Subordination Trigger Event” will have occurred with respect to any Distribution Date if the Enhancement Percentage for any class of Certificates becomes less than the applicable percentage set forth below:

Class	Enhancement Pct (%)
A	29.70%
M-1	19.70%
M-2	16.80%
M-3	11.80%
M-4	9.50%
B-1	7.50%
B-2	6.10%
B-3	4.00%

Enhancement Percentage:
The “Enhancement Percentage” for each class of Fixed-Rate and LIBOR Certificates for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of (1) the total Class Principal Balance of the Subordinate Certificates that are lower in priority of distribution than that class, (2) the O/C Amount (which will generally not be less than zero and will be calculated on the basis of the assumption that the Principal Distribution Amount has been distributed on that Distribution Date and no Trigger Event has occurred), and (3) amounts on deposit in the Reserve Fund after giving effect to withdrawals therefrom on that date, and the denominator of which is the aggregate principal balance of the mortgage loans.

Stepdown Date:	The “Stepdown Date” is the latest to occur of:

	1.	the Distribution Date in February 2009 (37th Distribution Date);
	2.	the first Distribution Date on which the aggregate principal balance is less than or equal to 50.00% of the Cut-off Date collateral balance; and
	3.	the Enhancement Percentage for each class of Certificates equals or exceeds 200% the applicable target enhancement percentage set forth below:

	Target	200% Target
Class	Enhancement (1) Pct (%)	Enhancement Pct (%)
A	14.85%	29.70%
M-1	9.85%	19.70%
M-2	8.40%	16.80%
M-3	5.90%	11.80%
M-4	4.75%	9.50%
B-1	3.75%	7.50%
B-2	3.05%	6.10%
B-3	2.00%	4.00%

(1) As described under “Targeted C/E” on page 4, which assumes O/C has built to the O/C Target of 2.00% of the Cut-Off Date collateral balance. Initial credit support for a class equals (i) the percentage of the certificates (as a product of the mortgage loan balance) subordinate to such class plus (ii) the O/C Target. The O/C amount on the Closing Date will equal approximately 1.45% of the Cut-Off Date collateral balance.

Reserve Fund Requirement:	The Reserve Fund Requirement for any Distribution Date will be an amount equal to the greater of (1) zero and (2) the Target O/C Amount for that date minus the O/C Amount for that date.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Reserve Fund:	A Reserve Fund will be created for the benefit of the Fixed-Rate and LIBOR Certificateholders that will be funded by interest rate cap payments received under the Cap Agreement, as defined herein.

Priority of Funding the Reserve Fund

The Reserve Fund will be funded by interest rate cap payments received under the Cap Agreement for each Distribution Date falling in February 2006 through January 2016. On a monthly basis, interest rate cap payments received under the Cap Agreement will be paid as follows:

	1.	To pay any unpaid Carryforward Interest on the Fixed-Rate and LIBOR Certificates;
	2.	To pay any current period Realized Losses;
	3.	To pay any Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls on the Fixed-Rate and LIBOR Certificates;
	4.	To pay any Deferred Principal Amounts to the Subordinate Certificates;
	5.	To pay the Reserve Fund any remaining amounts up to the Reserve Fund Requirement, as defined below; and
	6.	To pay any remaining amounts to the holder of the Class X Certificate.

After the Distribution Date in January 2016 (the 120th Distribution Date) the Cap Agreement expires and the Reserve Fund will only be available to the Fixed-Rate and LIBOR Certificateholders to the extent there is a remaining balance in the Reserve Fund

On a monthly basis, amounts on deposit in the Reserve Fund will be available to absorb portfolio losses. The amount of losses on the mortgage loans to the extent these losses exceed (1) Excess Interest, (2) Overcollateralization, and (3) any amounts on deposit in Reserve Fund, will be applied to reduce the principal balance of the subordinate class of Offered Certificates still outstanding that has the lowest priority, until the principal balance of that class has been reduced to zero.

The source of funds on deposit in the Reserve Fund will be limited to (1) an initial deposit of $1,000 by the Seller, (2) Excess Cashflow that would otherwise be distributed to the Class X Certificateholder and (3) any amounts received under the Cap Agreement for the related Distribution Date.

Subordination of Payments:
Payments of interest and principal (as applicable) will be made to holders of each class of Offered Certificates before payments are made to the holders of the Class X and Class R Certificates. In addition, Senior Certificates will have a payment priority as a group over other certificates. The Class M-1 Certificates will have a payment priority over the Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates; the Class M-2 Certificates will have a payment priority over the Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates; the Class M-3 Certificates will have a payment priority over the Class M-4, Class B-1, Class B-2 and Class B-3 Certificates; the Class M-4 Certificates will have a payment priority over the Class B-1, Class B-2 and Class B-3 Certificates; the Class B-1 Certificates will have a payment priority over the Class B-2 and Class B-3 Certificates; and the Class B-2 Certificates will have a payment priority over the Class B-3 Certificates. Each class of Offered Certificates will have a payment priority over the Class X and Class R Certificates.

Principal Distribution Amount:	The Principal Distribution Amount with respect to any Distribution Date will be equal the Principal Remittance Amount for such date minus the O/C Release Amount, if any, for such date.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Principal Remittance Amount:
Principal Remittance Amount with respect to any Distribution Date will be equal, in general, to the sum of (i) all principal collected (other than payaheads) or advanced or otherwise remitted in respect of Monthly Payments on the Mortgage Loans during the related Due Period, (ii) all prepayments in full or in part received during the applicable Prepayment Period, (iii) the portion of the purchase price allocable to principal of each Mortgage Loan that was purchased from the Trust Fund during the related Prepayment Period, (iv) the portion of any Substitution Amount allocable to principal paid during the related Prepayment Period, and (v) all Net Liquidation Proceeds and any other recoveries collected and remittances made during the related Prepayment Period, to the extent allocable to principal, as reduced in each case, as provided in the Pooling and Servicing Agreement, by unreimbursed Advances, to the extent allocable to principal and other amounts due to the Master Servicer, the Servicers or the Trustee and not reimbursed from the Interest Remittance Amount for such Distribution Date.

Interest Remittance Amount:
The Interest Remittance Amount for any Distribution Date will equal, in general, to the extent provided in the pooling and servicing agreement and the servicing agreements, (a) the sum of (1) all interest collected (other than payaheads) or advanced or otherwise remitted in respect of monthly payments on the Mortgage Loans during the related Due Period, less (x) the Master Servicing Fee, the applicable Servicing Fee and the rate of any lender-paid primary mortgage insurance (if any) and (y) unreimbursed advances and other amounts due to the Master Servicer, the Servicers or the Trustee (other than the Trustee Fee) for such Mortgage Loans, to the extent allocable to interest, (2) all compensating interest paid by the applicable Servicer with respect to the related Prepayment Period, (3) the portion of the purchase price allocable to interest (less unreimbursed advances, to the extent allocable to interest, and other amounts due the Master Servicer, the Servicers or the Trustee, to the extent allocable to interest) of each Mortgage Loan that was purchased from the Trust Fund during the related Prepayment Period due to a breach of a representation or a warranty or a document defect, (4) the portion of any Substitution Amount paid during the related Prepayment Period allocable to interest, (5) all Net Liquidation Proceeds and any other recoveries collected and remittances made during the related prepayment period, to the extent allocable to interest, less unreimbursed Advances, to the extent allocable to interest, and other amounts due to the Master Servicer, the Servicers or the Trustee, and (6) certain other amounts as provided in the Pooling and Servicing Agreement, as reduced by (b) any other expenses reimbursable to the Trustee.

Prepayment premiums and yield maintenance payments paid by borrowers will not be included in the Interest Remittance Amount and will not be available to pay interest on the Offered Certificates or be included in Excess Interest.

Current Interest:
Current Interest for any class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Balance or Class Notional Amount of that Class.

Carryforward Interest:
Carryforward Interest with respect to each class of Offered Certificates, will equal, with respect to any Distribution Date, the amount, if any, by which (i) the sum of (x) Current Interest for such class for the immediately preceding Distribution Date and (y) any unpaid Carryforward Interest from previous Distribution Dates exceeds (ii) the amount distributed in respect of interest on such class on such immediately preceding Distribution Date.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Compensating Interest:
No servicer or other party to the transaction will be required to make any payment in respect of prepayment interest shortfalls with respect to prepayments in part. The servicers maintain the responsibility to make payments of Prepayment Interest Shortfalls for prepayment in full. Any such payment by a Servicer is referred to herein as “Compensating Interest” and is limited, in certain cases. Any prepayment interest shortfalls not covered by Compensating Interest (“Net Prepayment Interest Shortfalls”) will reduce the Interest Remittance Amount available for distribution on the related Distribution Date.

Pool 1 Senior
Available Funds Cap:
The “Pool 1 Senior Available Funds Cap,” expressed as a percentage, will equal, for any Distribution Date and the Fixed-Rate Certificates, (A)(1)(a) the total of interest accrued (whether or not collected or advanced) for the related Due Period on all the Pool 1 Mortgage Loans at the applicable Net Mortgage Rates, minus (b) interest accrued on the Class A-IO(1) Component for such Distribution Date, multiplied by (2) the fraction of (I) the aggregate balance of the Fixed-Rate and Senior LIBOR Certificates immediately prior to that Distribution Date over (II) the aggregate balance of the Fixed-Rate and LIBOR Certificates immediately prior to that Distribution Date, divided by (3) the aggregate balance of the Fixed-Rate Certificates immediately prior to that Distribution Date, multiplied by (B) 12.

Pool 2 Senior
Available Funds Cap:
The “Pool 2 Senior Available Funds Cap,” expressed as a percentage, will equal, for any Distribution Date and the Senior LIBOR Certificates, (A)(1)(a) the total of interest accrued (whether or not collected or advanced) for the related Due Period on all the Pool 2 Mortgage Loans at the applicable Net Mortgage Rates, minus (b) the interest accrued on the Class A-IO(2) Component, multiplied by (2) the fraction of (I) the aggregate balance of the Fixed-Rate and Senior LIBOR Certificates immediately prior to that Distribution Date over (II) the aggregate balance of the Fixed-Rate and LIBOR Certificates immediately prior to that Distribution Date, divided by (3) the aggregate balance of the Senior LIBOR Certificates immediately prior to that Distribution Date, multiplied by (B) the fraction, expressed as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period.

Subordinate Available
Funds Cap:
The “Subordinate Available Funds Cap,” expressed as a percentage, will equal, for any Distribution Date and each class of Subordinate Certificates, (A)(1)(a) the total of interest accrued (whether or not collected or advanced) for the related Due Period on all Mortgage Loans at the applicable Net Mortgage Rates minus (b) the total of interest accrued for the related Accrual Period on the Senior Certificates (excluding any Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls), divided by (2) the aggregate Class Principal Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates immediately prior to that Distribution Date multiplied by (B) the fraction, expressed as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period.

Basis Risk Shortfall:
To the extent that, for any Distribution Date, (a) the amount of interest payable to a class of certificates exceeds (b) the amount of interest accrued at its applicable Available Funds Cap (such excess, a “Basis Risk Shortfall”), that class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate (calculated without regard to the applicable Available Funds Cap), before the Class X and Class R Certificates are entitled to any distributions.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Cap Agreement:
The Fixed-Rate and LIBOR Certificate holders will benefit from a series of interest rate cap payments pursuant to a cap agreement (the “Cap Agreement”), which is intended to partially mitigate the interest rate risk that could result from the difference between the interest rates on the Fixed-Rate and LIBOR Certificates and the weighted average coupon of the fixed rate Mortgage Loans.

Cap Notional Balance

On each Distribution Date, payments under the Cap Agreement will be made based upon a notional balance (the “Cap Notional Balance”) equal to an amount initially equal to the sum of the aggregate principal balance of (i) approximately 18% of the Pool 1 Mortgage Loans, (ii) the Pool 2 Fixed-Rate Mortgage Loans and (iii) any Pool 2 Adjustable Rate Mortgage loan that as of the Cut-Off Date has a months to roll greater than or equal to four years (the “Long ARMs”), which will decline each month on the basis of assumed prepayments of principal at a rate no greater than 18% CPR and the assumption that no defaults or losses occur.

The Cap Agreement will have a strike rate pursuant to the following 10-year schedule:

Distribution Date	Strike Rate	Cap Ceiling
February 2006 through January 2009 (Distribution Dates 1 to 36)	4.47%	N/A
February 2009 through January 2014 (Distribution Dates 37 to 96)	6.47%	11.47%
February 2014 through January 2016 (Distribution Dates 97 to 120)	8.47%	11.47%

During the first three years following the Closing Date, the Offered Certificates will have some protection against any increases in LIBOR greater than the initial strike rate. Any movement in LIBOR between the initial strike rate + 2% will not be covered under the Cap Agreement after the 36th Distribution Date. Beginning on the 37th Distribution Date the Trust will have some protection for the next five years against any increases in LIBOR between the initial strike rate + 2% and the initial strike rate + 7%. This will represent a 500 basis point corridor of coverage. Any movement in LIBOR between the initial strike rate + 4% will not be covered under the Cap Agreement after the 96th Distribution Date. Beginning on the 97th Distribution Date the Trust will have some protection for the next two years against any increases in LIBOR between the initial strike rate + 4% and the initial strike rate + 7%. This will represent a 300 basis point corridor of coverage.

After the 120th Distribution Date the Cap Agreement expires.

Excess Cap Amount

To the extent that the notional balance of the Cap Agreement exceeds the aggregate balance of the Fixed-Rate and LIBOR Certificates, the amount payable under the Cap Agreement in respect of such excess may not be available to the holders of the Offered Certificates.

Interest-Only Class:
The Class A-IO Certificates are “Interest-Only” Senior Certificates that accrue interest based on their component notional amounts (“Component Notional Amounts”) as described below. The amount payable by the Trustee to the Class A-IO Certificates on any Distribution Date will reduce amounts that would otherwise be available for distribution to holders of the Class A and the Subordinate Certificates.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Class A-IO Components:
Solely for the purpose of determining distributions of interest on the Class A-IO Certificates from each Mortgage Pool, the Class A-IO Certificates will be comprised of two components, the “A-IO(1) Component” relating to Pool 1 and the “A-IO(2) Component” relating to Pool 2. The “Class Notional Amount” of the Class A-IO Certificates as of any Distribution Date will equal the sum of the A-IO(1) and A-IO(2) Component Notional Amounts. On each Distribution Date occurring during the periods set forth below, the A-IO(1) Component and the A-IO(2) Component will have the following scheduled notional amounts and accrue interest on the following interest rates:

	A-IO(1)		A-IO(2)		A-IO
Dist Date	notional ($)	rate	notional ($)	rate	notional ($)	wtd. avg rate
1	119,894,831.23	1.887%	229,144,294.42	3.5000%	349,039,125.65	2.946%
2	113,839,299.21	2.067%	217,570,896.33	3.5000%	331,410,195.54	3.008%
3	108,089,465.00	2.143%	206,581,751.20	3.5000%	314,671,216.20	3.034%
4	102,628,791.74	2.540%	196,145,253.63	3.5000%	298,774,045.37	3.170%
5	97,443,380.52	1.419%	186,234,839.69	3.5000%	283,678,220.21	2.785%
6	92,519,358.71	1.322%	176,823,996.22	3.5000%	269,343,354.93	2.752%
7	87,842,372.75	1.552%	167,885,290.15	3.5000%	255,727,662.90	2.831%
8	83,398,089.31	1.477%	159,391,327.70	3.5000%	242,789,417.01	2.805%
9	79,177,990.79	1.152%	151,325,829.90	3.5000%	230,503,820.69	2.693%
10	75,170,696.26	1.439%	143,667,045.37	3.5000%	218,837,741.63	2.792%
11	71,365,307.38	1.541%	136,394,145.11	3.5000%	207,759,452.49	2.827%
12	67,751,685.56	3.474%	129,487,752.12	3.5000%	197,239,437.68	3.491%
13	64,320,264.64	2.815%	122,929,583.44	3.9375%	187,249,848.08	3.552%
14	60,642,088.37	2.083%	116,702,570.28	3.9375%	177,344,658.65	3.303%
15	56,338,104.65	1.633%	110,789,675.74	3.9375%	167,127,780.39	3.161%
16	52,338,999.96	2.914%	105,174,395.19	3.9375%	157,513,395.15	3.597%
17	48,623,214.29	2.925%	99,842,770.06	3.9375%	148,465,984.35	3.606%
18	45,170,710.05	3.211%	94,780,361.90	3.9375%	139,951,071.95	3.703%
19	41,962,864.63	3.945%	89,973,263.68	3.9375%	131,936,128.31	3.940%
20	38,982,370.69	2.990%	85,409,098.97	3.9375%	124,391,469.66	3.641%
21	36,213,143.33	5.370%	81,075,515.86	3.9375%	117,288,659.19	4.380%
22	33,640,233.87	4.714%	76,960,678.36	3.9375%	110,600,912.23	4.174%
23	31,249,749.73	4.817%	73,053,275.45	3.9375%	104,303,025.18	4.201%
24	29,028,779.90	4.922%	69,343,524.18	3.9375%	98,372,304.08	4.228%
25	26,965,325.69	5.030%	65,821,654.74	3.9375%	92,786,980.43	4.255%
26	25,048,236.34	5.139%	62,477,413.24	3.9375%	87,525,649.58	4.281%
27	23,267,149.20	5.176%	58,448,846.92	3.9375%	81,715,996.12	4.290%
28	21,612,434.09	5.175%	54,279,919.28	3.9375%	75,892,353.37	4.290%
29	20,075,141.64	5.174%	50,405,627.82	3.9375%	70,480,769.46	4.290%
30	18,646,955.15	5.172%	46,805,045.38	3.9375%	65,452,000.53	4.289%
thereafter	0.00	0.0000%	0.00	0.0000%	0.00	0.0000%

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Class A-IO Notional Amount:
The class notional amount of the Class A-IO Certificates for each Distribution Date up to the Distribution Date in July 2008 will equal the sum of the Component Notional Amounts of the A-IO(1) and A-IO(2) Components for such date and thereafter will equal zero.

The Component Notional Amount of the Class A-IO(1) Component will be equal to the lesser of (i) the Pool Balance for Pool 1 and (ii) the scheduled notional amount identified in the table above. The Component Notional Amount of the Class A-IO(2) Component will be equal to the lesser of (i) the Pool Balance for Pool 2 and (ii) the scheduled notional amount identified in the table above.

The holder of a Class A-IO Certificate will not have a severable interest in any component, but rather will have an undivided interest in the entire related class. Any amount of interest distributed in respect of any component for a Class A-IO Certificate will be distributed proportionately to all holders of Certificates of such class.

Interest Rates:
The “Interest Rate” for each class of Certificates (other than the Class X, Class P and Class R Certificates) will be the applicable per annum rate as described on this and the following page under “Offered Certificate Interest Rates”.

•
The Class P Certificates will be entitled to any prepayment premiums paid by borrowers in connection with certain voluntary prepayments of mortgage loans, to the extent such prepayment fees are not payable to the related servicer as additional servicing compensation;

•
The Class X Certificate represents the entitlement to certain remaining cash flows in respect of the mortgage loans following payment of interest and principal (where applicable) in respect of the Offered Certificates, the Class P Certificates and required deposits into the Reserve Account, as described herein.

Offered Certificate
Interest Rates:
Class A-IO will bear interest at a per annum rate equal to the coupon as described on page 18 under the Class A-IO Components; provided, however, that the coupon on the Class A-IO(2) Component will be the lesser of (1) its scheduled rate and (2) the Net WAC for pool 2. The Class A-IO will bear interest based on the Component Notional Amounts of its two components as described on page 18. Following the Distribution Date in July 2008 (30th Distribution Date) the Class A-IO will no longer be entitled to distributions of any kind.

Class 1-A1, 1-A2, 1-A3, 1-A4 and 1-A5 will each bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, their respective per annum coupon, and for any Distribution Date thereafter, the stated coupon for such class plus 0.50% per annum, and (y) the Pool 1 Senior Available Funds Cap.

Class 2-A1, 2-A2, 2-A3 and 2-A4 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One-Month LIBOR plus their respective margin, and for any Distribution Date thereafter, One-Month LIBOR plus 1.5x the stated margin for such class, and (y) the Pool 2 Senior Available Funds Cap.

Class M-1 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [    ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [    ]% per annum, and (y) the Subordinate Available Funds Cap.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Class M-2 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [    ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [    ]% per annum, and (y) the Subordinate Available Funds Cap.

Class M-3 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [    ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [    ]% per annum, and (y) the Subordinate Available Funds Cap.

Class M-4 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [    ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [    ]% per annum, and (y) the Subordinate Available Funds Cap.

Class B-1 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [    ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [    ]% per annum, and (y) the Subordinate Available Funds Cap.

Class B-2 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [    ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [    ]% per annum, and (y) the Subordinate Available Funds Cap.

Class B-3 will bear interest at a rate equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Call Date, One Month LIBOR plus [    ]% per annum, and for any Distribution Date thereafter, One Month LIBOR plus [    ]% per annum, and (y) the Subordinate Available Funds Cap.

Except in the case of the Fixed-Rate Certificates, there will be no delay days on the Offered Certificates and interest will accrue on the Offered Certificates at their respective Certificate Interest Rates (as described above) from the Distribution Date in the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) through the day before such Distribution Date, in each case on an Actual /360 basis except for the Class A-IO (the Class A-IO will accrue interest on a 30/360 basis). The Fixed-Rate Certificates will have a 27 day delay and interest will accrue over the calendar month immediately preceding such Distribution Date on a 30/360 basis.

Realized Losses:
If a Mortgage Loan becomes a liquidated loan and the net liquidation proceeds relating thereto and allocated to principal are less than the principal balance on such Mortgage Loan, the amount of such insufficiency is a “Realized Loss”. Realized Losses will, in effect, be absorbed by (1) Excess Interest, (2) reduction of Reserve Fund, (3) reduction of Overcollateralization and (4) reduction of the amounts distributable to the Subordinate Certificates in reverse order of seniority.

Following the reduction of any O/C to zero, all allocable Realized Losses will be applied in reverse sequential order, beginning with the Class B-3 Certificates and ending with the Class M-1 Certificates. The balances of the Class A Certificates will not be reduced by Realized Losses.

Deferred Principal Amount:
The “Deferred Principal Amount” with respect to each Class of Subordinate Certificates and each Distribution Date will be equal to the amount by which (x) the aggregate of applied Realized Losses previously applied in reduction of the Class Principal Balance thereof, together with interest thereon at the applicable Interest Rate, exceeds (y) the aggregate of amounts previously distributed in reimbursement of such Realized Losses, plus accrued interest.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Class 1-A5 Lockout Percentage:	The Class 1-A5 Lockout Percentage for any Distribution Date will be equal to the following applicable percentages with respect to such Distribution Date:

Distribution Date	Lockout Pct%
February 2006 through January 2009 (Distribution Dates 1 to 36)	0%
February 2009 through January 2011 (Distribution Dates 37 to 60)	45%
February 2011 through January 2012 (Distribution Dates 61 to 72)	80%
February 2012 through January 2013 (Distribution Dates 73 to 84)	100%
February 2013 and thereafter (Distribution Dates 85+)	300%

Class 1-A5 Principal Payment:
The Class 1-A5 Principal Payment for any Distribution Date will be equal to the product of (i) the Class 1-A5 Lockout Percentage, (ii) the fraction, the numerator of which is equal to the balance of the Class 1-A5 Certificates immediately prior to that Distribution Date and the denominator of which is equal to the sum of the balances of the Fixed-Rate Certificates immediately prior to that Distribution Date and (iii) principal received from the Pool 1 Mortgage Loans allocable to the Fixed-Rate Certificates.

Principal Payment Priority:
Distributions of principal on the Fixed-Rate and LIBOR Certificates will be made on each Distribution Date in an aggregate amount equal to the Principal Distribution Amount for such Distribution Date. The Class A-IO Certificates will not be entitled to receive any distributions of principal.

The Fixed-Rate Certificates will be allocated principal primarily from the Pool 1 Mortgage Loans. The Senior LIBOR Certificates will be allocated principal primarily from the Pool 2 Mortgage Loans. The Subordinate Certificates will be allocated principal from all the Mortgage Loans. Within the Fixed-Rate Certificates, the Class 1-A5 Certificates will receive principal in the amount of the Class 1-A5 Principal Payment, to the extent principal is available from the Pool 1 Mortgage Loans.

Prior to the Stepdown Date, and whenever a Trigger Event is in effect, all principal will be paid to the Class A Certificates, concurrently from their respective mortgage pool, until reduced to zero. Principal will then be allocated sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates until reduced to zero.

Within the Fixed-Rate Certificates, principal will be allocated sequentially as follows:

	1.	To pay the Class 1-A5 Certificates, up to the Class 1-A5 Principal Payment; and

	2.	To pay the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4 and Class 1-A5, in that order, until reduced to zero.

Within the Senior LIBOR Certificates, principal will be allocated concurrently as follows:

	1.	To pay the Class 2-A1, Class 2-A2 and Class 2-A3, in that order, until reduced to zero; and

	2.	To pay the Class 2-A4 Certificate, until reduced to zero.

On or after the Step Down Date and as long as a Trigger Event is not in effect, all principal will be paid pro-rata to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates, as needed to build and maintain the required Target O/C Amount. The Fixed-Rate and Senior LIBOR Certificates will be paid concurrently from their respective pool in the same manner as stated above.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Interest Payment Priority:
On each Distribution Date, the Interest Remittance Amount for each Mortgage Pool (and, where specified, amounts received under the Cap Agreement) for such date will be distributed concurrently as follows:

	A.	On Each Distribution Date, the Interest Remittance Amount for Pool 1 for such date will be distributed in the following order of priority:

		1.	to pay the Custodian Fee and the Trustee Fee for Pool 1;

		2.	to pay Current Interest and Carryforward Interest to the A-IO(1) Component;

		3.	to pay Current Interest and Carryforward Interest to the Fixed-Rate Certificates, pro-rata;

		4.	to pay Current Interest and Carryforward Interest to the Senior LIBOR Certificates, pro-rata;

		5.	for application in clause (C) below;

	B.	On Each Distribution Date, the Interest Remittance Amount for Pool 2 for such date will be distributed in the following order of priority:

		1.	to pay the Custodian Fee and the Trustee Fee for Pool 2;

		2.	to pay Current Interest and Carryforward Interest to the A-IO(2) Component;

		3.	to pay Current Interest and Carryforward Interest to the Senior LIBOR Certificates, pro-rata;

		4.	to pay Current Interest and Carryforward Interest to the Fixed-Rate Certificates, pro-rata,

		5.	for application in clause (C) below;

	C.	On Each Distribution Date, the remaining amounts of the Interest Remittance Amounts from Pool 1 and Pool 2 for such date will be distributed in the following order of priority:

		1.	to pay Current Interest and Carryforward Interest to the Class M-1, M-2, M-3, M-4, B-1, B-2 and B-3 Certificates, sequentially, in that order;

		2.	to pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Pooling and Servicing Agreement;

3.
Any interest remaining after the applications pursuant to priority clause (C) (2) above will be deemed “Excess Interest” for such Distribution Date. “Excess Interest” will be distributed as principal in the following order of priority:

(i) prior to the Stepdown Date or on any Distribution Date for which a Trigger Event is in effect, sequentially as follows:

(b) to the Fixed-Rate and Senior LIBOR Certificates, as described under “Principal Payment Priority”, until reduced to zero;

(c) sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates, in that order, until reduced to zero to build and maintain the O/C Target;

(ii)
on or after the Stepdown Date and on any Distribution Date for which a Trigger Event is not in effect, concurrently in proportion to their respective class principal amounts after giving effect to distributions already made on such Distribution Date, pro-rata to the Class A, as described under “Principal Payment Priority”, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates to build and maintain O/C Target;

		4.	to pay to the Class A Certificates, in proportion to their respective shortfall amounts, any unpaid Carryforward Interest, to the extent of amounts received under the Cap Agreement (1);

5.
to pay sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates any unpaid Carryforward Interest, to the extent of amounts received under the Cap Agreement (1);

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

6.	to the extent of any remaining amounts received under the Cap Agreement, the amount of any losses on the Mortgage Loans in the priority specified pursuant to priority clause (3) above (1);

7.
to pay to the Class A Certificates, in proportion to their respective shortfall amounts, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent of Excess Interest and any remaining amounts received under the Cap Agreement (1);

8.
to pay sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent of Excess Interest and any remaining amounts received under the Cap Agreement (1);

9.
to pay sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates, any Deferred Principal Amounts, to the extent of Excess Interest and any amounts received under the Cap Agreement (1);

10.	to the Reserve Fund any remaining cap payments received under the Cap Agreement up to the Reserve Fund Requirement (1);

11.	to pay remaining amounts to the holder of the Class X Certificate (1).

(1)	Cap payments received under the Cap Agreement will be allocated pursuant to priority clauses (4), (5), (6), (7), (8), (9), (10) and (11), in that order of priority.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)
Reps and Warrants:
The seller will be obligated to repurchase any mortgage loan if any effort to enforce the related mortgage loan or the related mortgage, deed of trust or other security instrument is materially impaired by the documentation defect. However, no mortgage loan with respect to which a copy of the original mortgage is missing will be required to be repurchased unless and until the mortgage loan is to be foreclosed upon and the mortgage is unenforceable because the original mortgage cannot be obtained from the public recording office.

Prospectus:
The Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the “Prospectus”). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Mortgage Loan Tables:
The following tables describe the Mortgage Loans and the related mortgaged properties as of the close of business on the Statistical Calculation Date. The sum of the columns below may not equal the total indicated due to rounding.

In addition, the mortgage loans can be summarized below in four categories based on the following characteristics (see collateral table on page 33 below):

1) A/Alt A
Current mortgage loans that are insured and uninsured with FICO Scores greater than 640. Loans that fall within the A/Alt A category have a maximum of two-times 30 days late over the prior 12 months, and have not been 60 days past due over the prior 12 months, as of the Cut-Off Date.

	2)Insured	Insured mortgage loans that do not fall within the definition of A/Alt A (as defined above).

	3)Sub-Prime	Uninsured mortgage loans that do not fall within the definition of A/Alt A or Insured (as defined above).

NOTE: The information related to the Mortgage Loans described herein is preliminary and is meant to reflect information as of the Cut-off Date. It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on page 4 under “Bond Summary” hereof.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

REPAYMENT SENSITIVITY ANALYSIS

Sensitivity Analysis - To 10% Call

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class 1-A1
Avg. Life (yrs)	1.96	1.34	1.00	0.79	0.65
Principal Window	2/06 - 7/10	2/06 - 1/09	2/06 - 4/08	2/06 - 11/07	2/06 - 7/07
Principal # Months	54	36	27	22	18

Class 1-A2
Avg. Life (yrs)	6.15	4.17	3.00	2.30	1.87
Principal Window	7/10 - 7/15	1/09 - 9/11	4/08 - 4/10	11/07 - 12/08	7/07 - 6/08
Principal # Months	61	33	25	14	12

Class 1-A3
Avg. Life (yrs)	11.66	7.33	4.96	3.43	2.61
Principal Window	7/15 - 4/20	9/11 - 10/15	4/10 - 11/11	12/08 - 3/10	6/08 - 12/08
Principal # Months	58	50	20	16	7

Class 1-A4
Avg. Life (yrs)	15.62	11.28	8.14	5.68	3.87
Principal Window	4/20 - 11/21	10/15 - 8/17	11/11 - 12/14	3/10 - 2/13	12/08 - 11/11
Principal # Months	20	23	38	36	36

Class 1-A5
Avg. Life (yrs)	7.65	6.96	6.48	5.87	5.19
Principal Window	2/09 - 11/21	2/09 - 8/17	2/09 - 12/14	2/09 - 2/13	2/09 - 11/11
Principal # Months	154	103	71	49	34

Class 2-A1
Avg. Life (yrs)	1.96	1.34	1.00	0.79	0.64
Principal Window	2/06 - 4/10	2/06 - 1/09	2/06 - 4/08	2/06 - 10/07	2/06 - 6/07
Principal # Months	51	36	27	21	17

Class 2-A2
Avg. Life (yrs)	5.85	4.05	3.00	2.30	1.87
Principal Window	4/10 - 2/14	1/09 - 9/11	4/08 - 3/10	10/07 - 1/09	6/07 - 6/08
Principal # Months	47	33	24	16	13

Class 2-A3
Avg. Life (yrs)	12.60	9.08	6.86	5.21	4.03
Principal Window	2/14 - 11/21	9/11 - 8/17	3/10 - 12/14	1/09 - 2/13	6/08 - 11/11
Principal # Months	94	72	58	50	42

Class 2-A4
Avg. Life (yrs)	5.82	4.12	3.09	2.37	1.87
Principal Window	2/06 - 11/21	2/06 - 8/17	2/06 - 12/14	2/06 - 2/13	2/06 - 11/11
Principal # Months	190	139	107	85	70

(1) 100% of the Prepayment Assumption is equal to the Pricing Prepayment Speed as defined on page 8.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

PREPAYMENT SENSITIVITY ANALYSIS (cont’d)

Sensitivity Analysis - To 10% Call

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class M-1
Avg. Life (yrs)	10.63	7.60	6.00	5.26	4.73
Principal Window	6/11 - 11/21	10/09 - 8/17	2/09 - 12/14	2/09 - 2/13	2/09 - 11/11
Principal # Months	126	95	71	49	34

Class M-2
Avg. Life (yrs)	10.63	7.60	6.00	5.26	4.73
Principal Window	6/11 - 11/21	10/09 - 8/17	2/09 - 12/14	2/09 - 2/13	2/09 - 11/11
Principal # Months	126	95	71	49	34

Class M-3
Avg. Life (yrs)	10.63	7.60	6.00	5.26	4.73
Principal Window	6/11 - 11/21	10/09 - 8/17	2/09 - 12/14	2/09 - 2/13	2/09 - 11/11
Principal # Months	126	95	71	49	34

Class M-4
Avg. Life (yrs)	10.63	7.60	6.00	5.26	4.73
Principal Window	6/11 - 11/21	10/09 - 8/17	2/09 - 12/14	2/09 - 2/13	2/09 - 11/11
Principal # Months	126	95	71	49	34

Class B-1
Avg. Life (yrs)	10.63	7.60	6.00	5.26	4.73
Principal Window	6/11 - 11/21	10/09 - 8/17	2/09 - 12/14	2/09 - 2/13	2/09 - 11/11
Principal # Months	126	95	71	49	34

Class B-2
Avg. Life (yrs)	10.63	7.60	6.00	5.26	4.73
Principal Window	6/11 - 11/21	10/09 - 8/17	2/09 - 12/14	2/09 - 2/13	2/09 - 11/11
Principal # Months	126	95	71	49	34

Class B-3
Avg. Life (yrs)	10.63	7.60	6.00	5.26	4.73
Principal Window	6/11 - 11/21	10/09 - 8/17	2/09 - 12/14	2/09 - 2/13	2/09 - 11/11
Principal # Months	126	95	71	49	34

(1) 100% of the Prepayment Assumption is equal to the Pricing Prepayment Speed as defined on page 8.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

PREPAYMENT SENSITIVITY ANALYSIS

Sensitivity Analysis - To Maturity

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class 1-A1
Avg. Life (yrs)	1.96	1.34	1.00	0.79	0.65
Principal Window	2/06 - 7/10	2/06 - 1/09	2/06 - 4/08	2/06 - 11/07	2/06 - 7/07
Principal # Months	54	36	27	22	18

Class 1-A2
Avg. Life (yrs)	6.15	4.17	3.00	2.30	1.87
Principal Window	7/10 - 7/15	1/09 - 9/11	4/08 - 4/10	11/07 - 12/08	7/07 - 6/08
Principal # Months	61	33	25	14	12

Class 1-A3
Avg. Life (yrs)	11.66	7.33	4.96	3.43	2.61
Principal Window	7/15 - 4/20	9/11 - 10/15	4/10 - 11/11	12/08 - 3/10	6/08 - 12/08
Principal # Months	58	50	20	16	7

Class 1-A4
Avg. Life (yrs)	18.83	14.00	10.06	6.75	3.93
Principal Window	4/20 - 8/32	10/15 - 1/29	11/11 - 2/24	3/10 - 7/20	12/08 - 10/17
Principal # Months	149	160	148	125	107

Class 1-A5
Avg. Life (yrs)	7.67	7.00	6.57	6.27	6.12
Principal Window	2/09 - 6/32	2/09 - 10/28	2/09 - 12/23	2/09 - 5/20	2/09 - 8/17
Principal # Months	281	237	179	136	103

Class 2-A1
Avg. Life (yrs)	1.96	1.34	1.00	0.79	0.64
Principal Window	2/06 - 4/10	2/06 - 1/09	2/06 - 4/08	2/06 - 10/07	2/06 - 6/07
Principal # Months	51	36	27	21	17

Class 2-A2
Avg. Life (yrs)	5.85	4.05	3.00	2.30	1.87
Principal Window	4/10 - 2/14	1/09 - 9/11	4/08 - 3/10	10/07 - 1/09	6/07 - 6/08
Principal # Months	47	33	24	16	13

Class 2-A3
Avg. Life (yrs)	13.78	10.14	7.73	5.87	4.50
Principal Window	2/14 - 6/33	9/11 - 7/29	3/10 - 2/25	1/09 - 9/21	6/08 - 1/19
Principal # Months	233	215	180	153	128

Class 2-A4
Avg. Life (yrs)	6.15	4.42	3.34	2.56	2.00
Principal Window	2/06 - 6/33	2/06 - 7/29	2/06 - 2/25	2/06 - 9/21	2/06 - 1/19
Principal # Months	329	282	229	188	156

(1) 100% of the Prepayment Assumption is equal to the Pricing Prepayment Speed as defined on page 8.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

PREPAYMENT SENSITIVITY ANALYSIS (cont’d)

Sensitivity Analysis - To Maturity

Prepayment Assumption (1)	50%	75%	100%	125%	150%

Class M-1
Avg. Life (yrs)	11.45	8.32	6.62	5.90	5.39
Principal Window	6/11 - 6/33	10/09 - 7/29	2/09 - 2/25	2/09 - 9/21	2/09 - 1/19
Principal # Months	265	238	193	152	120

Class M-2
Avg. Life (yrs)	11.45	8.32	6.62	5.90	5.39
Principal Window	6/11 - 6/33	10/09 - 7/29	2/09 - 2/25	2/09 - 9/21	2/09 - 1/19
Principal # Months	265	238	193	152	120

Class M-3
Avg. Life (yrs)	11.45	8.32	6.62	5.90	5.39
Principal Window	6/11 - 6/33	10/09 - 7/29	2/09 - 2/25	2/09 - 9/21	2/09 - 1/19
Principal # Months	265	238	193	152	120

Class M-4
Avg. Life (yrs)	11.45	8.32	6.62	5.90	5.39
Principal Window	6/11 - 6/33	10/09 - 7/29	2/09 - 2/25	2/09 - 9/21	2/09 - 1/19
Principal # Months	265	238	193	152	120

Class B-1
Avg. Life (yrs)	11.45	8.32	6.62	5.90	5.39
Principal Window	6/11 - 6/33	10/09 - 7/29	2/09 - 2/25	2/09 - 9/21	2/09 - 1/19
Principal # Months	265	238	193	152	120

Class B-2
Avg. Life (yrs)	11.45	8.32	6.62	5.90	5.39
Principal Window	6/11 - 6/33	10/09 - 7/29	2/09 - 2/25	2/09 - 9/21	2/09 - 1/19
Principal # Months	265	238	193	152	120

Class B-3
Avg. Life (yrs)	11.45	8.32	6.62	5.90	5.39
Principal Window	6/11 - 6/33	10/09 - 7/29	2/09 - 2/25	2/09 - 9/21	2/09 - 1/19
Principal # Months	265	238	193	152	120

(1) 100% of the Prepayment Assumption is equal to the Pricing Prepayment Speed as defined on page 8.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

A-IO SENSITIVITY ANALYSIS

Price (%)(1)	Yield (%)
3.81542	7.63
3.82542	7.36
3.83542	7.09
3.84542	6.83
3.85542	6.56
3.86542	6.30
3.87542	6.04
3.88542	5.77
3.89542	5.52
3.90542	5.26
3.91542	5.00
3.92542	4.74
3.93542	4.49
3.94542	4.24
3.95542	3.99
3.96542	3.73
3.97542	3.49
3.98542	3.24
3.99542	2.99
4.00542	2.74
4.01542	2.50
WAL	1.25
Mod Durn	1.00

(1)	Assumes prepayments occur at 21% CPR.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

POOL 1 SENIOR AVAILABLE FUNDS CAP

Distribution Period	Pool 1 Senior Available Funds Cap (%) (1)(2)	Distribution Period	Pool 1 Senior Available Funds Cap (%) (1)(2)	Distribution Period	Pool 1 Senior Available Funds Cap (%) (1)(2)
1	8.03%	38	13.20%	75	15.28%
2	8.26%	39	13.68%	76	15.11%
3	8.94%	40	13.55%	77	15.35%
4	9.38%	41	13.73%	78	15.18%
5	10.58%	42	13.60%	79	15.44%
6	11.21%	43	13.78%	80	15.48%
7	11.92%	44	13.80%	81	15.31%
8	12.65%	45	13.67%	82	15.56%
9	13.32%	46	13.86%	83	15.39%
10	14.11%	47	13.72%	84	15.65%
11	14.60%	48	13.91%	85	15.69%
12	14.93%	49	13.93%	86	15.08%
13	15.25%	50	13.47%	87	15.79%
14	14.85%	51	13.99%	88	15.61%
15	15.83%	52	13.85%	89	15.88%
16	15.32%	53	14.04%	90	15.70%
17	15.69%	54	13.91%	91	15.97%
18	15.49%	55	14.11%	92	16.01%
19	15.69%	56	14.15%	93	15.83%
20	16.04%	57	14.01%	94	16.11%
21	15.39%	58	14.22%	95	15.94%
22	15.94%	59	14.08%	96	16.21%
23	15.80%	60	14.29%	97	13.39%
24	16.19%	61	14.32%	98	13.01%
25	16.32%	62	13.82%	99	13.47%
26	15.90%	63	14.38%	100	13.38%
27	16.59%	64	14.24%	101	13.57%
28	16.50%	65	14.45%	102	13.47%
29	16.94%	66	14.30%	103	13.66%
30	16.81%	67	14.99%	104	13.79%
31	17.93%	68	15.02%	105	13.70%
32	18.06%	69	14.86%	106	13.90%
33	17.88%	70	15.09%	107	13.80%
34	18.32%	71	14.93%	108	11.60%
35	18.16%	72	15.16%
36	18.66%	73	15.20%
37	13.58%	74	14.83%

1.
Assumes no losses, 10% cleanup call, 21% CPR, 1 month LIBOR ramp from 4.49% to 15% by month 12 and other indices ramp from their initial values to 15% by month 12. The values indicated include proceeds received under the Cap Agreement, although such proceeds are excluded from the calculation of the Pool 1 Senior Available Funds Cap defined herein.

2.
The Pool 1 Senior Available Funds Cap is calculated as (A)(I)(a) the total of interest accrued (whether or not collected or advanced) for the related Due Period on all the Pool 1 Mortgage Loans at the applicable Net Mortgage Rates plus any amounts received under the Cap Agreement, minus (b) interest accrued on the Class A-IO(1) Component for such Distribution Date, multiplied by (2) the fraction of (I) the aggregate balance of the Fixed-Rate and Senior LIBOR Certificates immediately prior to that Distribution Date over (II) the aggregate balance of the Fixed-Rate and LIBOR Certificates immediately prior to that Distribution Date, divided by (3) the aggregate balance of the Fixed-Rate Certificates immediately prior to that Distribution Date, multiplied by (B) 12.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

POOL 2 SENIOR AVAILABLE FUNDS CAP

Distribution Period	Pool 2 Senior Available Funds Cap (%) (1)(2)	Distribution Period	Pool 2 Senior Available Funds Cap (%) (1)(2)	Distribution Period	Pool 2 Senior Available Funds Cap (%) (1)(2)
1	8.92%	38	14.62%	75	15.36%
2	6.21%	39	13.52%	76	15.80%
3	6.07%	40	14.11%	77	15.40%
4	6.63%	41	13.75%	78	15.84%
5	6.82%	42	14.33%	79	15.43%
6	7.55%	43	14.03%	80	15.44%
7	7.74%	44	14.04%	81	15.88%
8	8.40%	45	14.55%	82	15.47%
9	9.02%	46	14.24%	83	15.91%
10	9.20%	47	14.85%	84	15.50%
11	9.91%	48	14.46%	85	15.52%
12	10.22%	49	14.56%	86	16.89%
13	10.19%	50	15.88%	87	15.55%
14	11.01%	51	14.62%	88	15.98%
15	10.38%	52	15.04%	89	15.57%
16	10.69%	53	14.64%	90	16.01%
17	10.55%	54	15.07%	91	15.60%
18	11.01%	55	14.74%	92	15.61%
19	10.87%	56	14.83%	93	16.05%
20	11.09%	57	15.28%	94	15.64%
21	11.65%	58	14.88%	95	16.08%
22	11.86%	59	15.31%	96	15.67%
23	12.20%	60	14.91%	97	14.49%
24	12.40%	61	14.95%	98	15.86%
25	12.48%	62	16.29%	99	14.52%
26	13.14%	63	15.08%	100	14.97%
27	12.82%	64	15.53%	101	14.57%
28	13.41%	65	15.12%	102	15.01%
29	13.39%	66	15.55%	103	14.61%
30	14.06%	67	15.17%	104	14.64%
31	14.52%	68	15.19%	105	15.09%
32	14.59%	69	15.62%	106	14.69%
33	15.10%	70	15.28%	107	15.14%
34	15.27%	71	15.73%	108	13.76%
35	15.72%	72	15.32%
36	15.65%	73	15.34%
37	13.27%	74	16.22%

1.
Assumes no losses, 10% cleanup call, 21% CPR, 1 month LIBOR ramp from 4.49 % to 15% by month 12 and other indices ramp from their initial values to 15% by month 12. The values indicated include proceeds received under the Cap Agreement, although such proceeds are excluded from the calculation of the Pool 2 Senior Available Funds Cap defined herein.

2.
The Pool 2 Senior Available Funds Cap is calculated as (A)(I)(a) the total of interest accrued (whether or not collected or advanced) for the related Due Period on all the Pool 2 Mortgage Loans at the applicable Net Mortgage Rates plus any amounts received under the Cap Agreement, minus (b) interest accrued on the Class A-IO(2) Component for such Distribution Date, multiplied by (2) the fraction of (I) the aggregate balance of the Fixed-Rate and Senior LIBOR Certificates immediately prior to that Distribution Date over (II) the aggregate balance of the Fixed-Rate and LIBOR Certificates immediately prior to that Distribution Date, divided by (3) the aggregate balance of the Senior LIBOR Certificates immediately prior to that Distribution Date, the fraction, expressed as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

PER ANNUM EXCESS INTEREST

Distribution Period	Excess Interest (%) (1) (2)	Distribution Period	Excess Interest (%) (1) (2)	Distribution Period	Excess Interest (%) (1) (2)
1	2.76%	38	3.79%	75	3.52%
2	1.44%	39	3.40%	76	3.65%
3	1.15%	40	3.53%	77	3.52%
4	1.26%	41	3.40%	78	3.65%
5	1.34%	42	3.52%	79	3.53%
6	1.56%	43	3.40%	80	3.53%
7	1.45%	44	3.39%	81	3.66%
8	1.61%	45	3.52%	82	3.53%
9	1.80%	46	3.39%	83	3.66%
10	1.68%	47	3.52%	84	3.54%
11	1.89%	48	3.39%	85	3.54%
12	1.58%	49	3.40%	86	3.93%
13	1.60%	50	3.79%	87	3.54%
14	2.07%	51	3.40%	88	3.67%
15	1.80%	52	3.53%	89	3.54%
16	1.83%	53	3.40%	90	3.67%
17	1.75%	54	3.53%	91	3.54%
18	1.88%	55	3.43%	92	3.54%
19	1.74%	56	3.47%	93	3.67%
20	1.86%	57	3.61%	94	3.54%
21	1.84%	58	3.48%	95	3.67%
22	1.98%	59	3.61%	96	3.54%
23	2.13%	60	3.48%	97	3.55%
24	2.24%	61	3.48%	98	3.95%
25	2.27%	62	3.87%	99	3.57%
26	2.54%	63	3.48%	100	3.71%
27	2.44%	64	3.61%	101	3.59%
28	2.61%	65	3.49%	102	3.73%
29	2.56%	66	3.61%	103	3.61%
30	2.76%	67	3.51%	104	3.63%
31	3.37%	68	3.51%	105	3.77%
32	3.37%	69	3.64%	106	3.65%
33	3.53%	70	3.51%	107	3.80%
34	3.41%	71	3.64%
35	3.54%	72	3.51%
36	3.42%	73	3.51%
37	3.43%	74	3.78%

1.
Assumes no losses, 10% cleanup call, 21% CPR and 1 month LIBOR, 6 month LIBOR, 6 month CD, Prime, COFI 11th District, 6 month CMT, 1 year CMT and 3 year CMT, are 4.49%, 4.72%, 4.65%, 7.25%, 3.19%, 4.457%, 4.412% and 4.274% respectively.

2.
Excess Interest is equal to (A) the product of (1) interest remaining after payment of Current Interest on the Senior and Subordinate Certificates and (2) 12, divided by (B) the principal balance of Fixed-Rate and LIBOR Certificates.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY

Mortgage Loan Characteristics - Aggregate

Aggregate Outstanding Principal Balance	$ 779,789,910
Aggregate Original Principal Balance	$ 861,569,854
Number of Mortgage Loans	6,637

	Minimum	Maximum	Average (1)
Original Principal Balance	$5,000	$5,000,000	$129,813
Outstanding Principal Balance	$3,042	$4,742,983	$117,491

	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	9	480	333
Remaining Term (mos)	2	480	294
Loan Age (mos)	0	378	38
Current Interest Rate	1.000%	19.990%	7.932%
Periodic Rate Cap(3)(4)	0.250%	7.500%	1.599%
Gross Margin(3)	-0.375%	13.875%	4.457%
Maximum Mortgage Rate(3)(4)	7.700%	25.000%	13.930%
Minimum Mortgage Rate(3)(4)	0.150%	15.000%	5.328%
Months to Roll(3)	1	117	20
Current Loan-to-Value	0.17%	122.19%	70.64%
Credit Score(4)	500	842	657
	Earliest	Latest
Maturity Date	2/1/06	10/1/45

	Percent of		Percent of
Lien Position	Mortgage Pool	Year of Origination	Mortgage Pool
1st Lien	100.00%	1984 and prior	0.51%
		1985	0.53%
	Percent of	1986	0.53%
Loan Type	Mortgage Pool	1987	1.12%
Adjustable Rate	59.82%	1988	2.05%
Fixed Rate	40.18%	1989	1.48%
		1990	0.54%
	Percent of	1991	0.21%
Occupancy	Mortgage Pool	1992	1.28%
Primary	79.22%	1993	1.47%
Investment	18.43%	1994	2.79%
Second Home	2.35%	1995	0.58%
		1996	0.87%
	Percent of	1997	1.55%
Property Type	Mortgage Pool	1998	2.45%
Single Family	68.54%	1999	2.37%
Single Family (OTHER)(5)	8.29%	2000	1.25%
PUD	8.17%	2001	2.27%
Condo	6.26%	2002	2.46%
2 to 4 Family	4.92%	2003	6.61%
Commercial (Other)(6)	3.81%	2004	14.25%
		2005	52.74%
		2006	0.07%

		Loan Purpose	% Mortgage Pool
		Purchase	45.04%
		Cashout Refinance	34.06%
		Rate/Term Refinance	20.90%

(1)	Sum of Principal Balance divided by total number of loans.
(2)	Weighted by Outstanding Principal Balance.
(3)	ARM loans only.
(4)	Minimum and Weighting only for loans with values.
(5)	Single Family (Other) includes the following property types: co-op, duplex, improved land with real estate, lot loans (land) and town house/row house.
(6)	Commercial (Other) includes the following property types: commercial condo, mixed-use, mobile home park, motel, nursing home/ACLF and retail.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Mortgage Loan Characteristics (cont.)
Category	A/Alt A	Insured	Subprime	Total
% of Total	51.44%	0.73%	47.83%	100.00%
Fixed	41.35%	79.17%	38.33%	40.18%
ARM	58.65%	20.83%	61.67%	59.82%
Current Balance	$401,111,009	$5,709,330	$372,969,571	$779,789,910
No. of Loans	3,538	62	3,037	6,637
Average Current Balance	113,372	92,086	122,809	117,491
% => $200K	50.76%	24.23%	50.34%	50.36%
% => $500K	26.04%	0.00%	21.08%	23.48%
WAC	7.149%	6.974%	8.788%	7.932%
WAM	283	311	306	294
WA AGE	48	46	28	38
WA OTERM	331	357	334	333
BALLOON	3.18%	0.00%	6.15%	4.58%
Fully Amortizing	96.82%	100.00%	93.85%	95.42%
First Lien	100.00%	100.00%	100.00%	100.00%
NZ WA FICO	716	600	587	657
% below 640	0.00%	75.50%	81.06%	39.32%
WA Current LTV	70.74%	86.52%	70.29%	70.64%
wa MARGIN	3.510%	3.028%	5.433%	4.457%
wa Lifetime Cap (non-zero)	12.920%	13.299%	14.977%	13.930%
wa MTR	20	26	20	20
Property Type:
SINGLE FAMILY	62.83%	58.50%	74.84%	68.54%
SINGLE FAMILY (OTHER) (1)	11.62%	6.56%	4.74%	8.29%
CONDO	7.46%	2.28%	5.04%	6.26%
PUD	8.21%	26.81%	7.85%	8.17%
COMMERCIAL (OTHER) (2)	4.99%	0.00%	2.61%	3.81%
2-4 FAMILY	4.90%	5.85%	4.91%	4.92%
Occupancy Status:
Owner Occupied	75.11%	77.52%	83.66%	79.22%
Investment	21.39%	16.07%	15.29%	18.43%
Second Home	3.50%	6.41%	1.05%	2.35%
Loan Purpose:
Purchase	51.88%	78.17%	37.17%	45.04%
Refinance With Cash Out	24.04%	14.67%	45.13%	34.06%
Refinance No Cash Out	24.09%	7.16%	17.69%	20.90%
Insurance:
Conventional Insured	2.29%	100.00%	0.00%	1.91%
Non-MI	97.71%	0.00%	100.00%	98.09%
States > 5% of Total:
TX	18.16%	9.83%	17.09%	17.58%
CA	22.76%	3.10%	34.24%	28.11%
FL	9.92%	7.69%	11.80%	10.80%
Other	49.16%	79.38%	36.87%	43.51%
Delinquency Status:
Current	100.00%	78.34%	84.38%	92.37%
1 Month Delinquent	0.00%	21.66%	15.62%	7.63%

(1) Single Family (Other) includes the following property types: co-op, duplex, improved land with real estate, lot loans (land) and town house/row house.
(2) Commercial (Other) includes the following property types: commercial condo, mixed-use, mobile home park, motel, nursing home/ACLF and retail.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Mortgage Loan Characteristics (cont.)
Index:(1)
1 MO CD	0.89%	0.00%	0.00%	0.45%
6 MO CD	0.18%	0.00%	1.97%	1.06%
1 MO LIBOR	0.93%	0.00%	0.09%	0.51%
1 YR CMT	31.14%	48.99%	10.73%	21.12%
1 YR LIBOR	6.40%	0.00%	2.89%	4.65%
2 YR CMT	0.00%	0.00%	0.57%	0.28%
3 MO CMT	0.00%	0.00%	0.01%	0.00%
3 YR CMT	0.20%	2.86%	0.24%	0.23%
5 YR CMT	0.07%	0.00%	0.00%	0.04%
6 MO CMT	0.06%	0.00%	0.03%	0.04%
6 MO LIBOR	46.26%	41.40%	72.52%	59.20%
COFI	3.02%	6.75%	0.66%	1.87%
FNMA 30 YR	0.00%	0.00%	0.01%	0.01%
PRIME	9.92%	0.00%	10.11%	9.99%
OTHER	0.94%	0.00%	0.16%	0.55%

(1) For Adjustable Rate Loans only.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Original Principal Balances of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Original Principal Balances ($)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
5,000.00 - 49,999.99	1,839	$43,039,403.72	5.52%	8.930%	$23,403.70	654	65.88%
50,000.00 - 99,999.99	2,391	152,399,231.46	19.54	8.688	63,738.70	654	77.82
100,000.00 - 149,999.99	983	105,880,363.91	13.58	8.012	107,711.46	659	74.31
150,000.00 - 199,999.99	449	70,454,674.81	9.04	7.715	156,914.64	643	68.33
200,000.00 - 249,999.99	292	59,826,014.87	7.67	7.954	204,883.61	629	69.06
250,000.00 - 299,999.99	174	44,429,921.59	5.70	7.552	255,344.38	651	70.21
300,000.00 - 349,999.99	140	42,411,344.34	5.44	7.388	302,938.17	643	71.33
350,000.00 - 399,999.99	70	24,951,536.98	3.20	7.097	356,450.53	677	71.09
400,000.00 - 449,999.99	62	24,234,740.33	3.11	6.967	390,882.91	673	72.28
450,000.00 - 499,999.99	52	21,949,370.87	2.81	7.402	422,103.29	668	71.25
500,000.00 - 549,999.99	30	13,588,190.41	1.74	7.162	452,939.68	670	68.74
550,000.00 - 599,999.99	20	11,233,841.11	1.44	7.530	561,692.06	650	74.32
600,000.00 - 649,999.99	21	12,810,749.57	1.64	6.828	610,035.69	693	68.20
650,000.00 - 699,999.99	15	9,470,554.71	1.21	7.322	631,370.31	687	68.12
700,000.00 - 749,999.99	11	7,849,345.34	1.01	6.734	713,576.85	652	71.79
750,000.00 - 799,999.99	14	10,048,163.72	1.29	7.273	717,725.98	654	67.40
800,000.00 - 849,999.99	6	4,508,077.66	0.58	6.175	751,346.28	632	69.79
850,000.00 - 899,999.99	6	4,646,925.08	0.60	6.113	774,487.51	679	71.00
900,000.00 - 949,999.99	9	7,341,065.00	0.94	6.890	815,673.89	697	60.11
950,000.00 - 999,999.99	4	3,947,041.61	0.51	7.567	986,760.40	674	66.32
1,000,000.00 - 1,049,999.99	7	7,023,536.10	0.90	7.145	1,003,362.30	658	59.45
1,100,000.00 - 1,149,999.99	3	3,333,491.28	0.43	8.260	1,111,163.76	612	66.05
1,150,000.00 - 1,199,999.99	1	1,190,000.00	0.15	7.750	1,190,000.00	747	59.50
1,200,000.00 - 1,249,999.99	1	1,186,744.02	0.15	9.000	1,186,744.02	530	62.46
1,250,000.00 - 1,299,999.99	1	1,176,519.63	0.15	8.500	1,176,519.63	649	57.21
1,350,000.00 - 1,399,999.99	1	1,384,081.94	0.18	1.000	1,384,081.94	752	75.84
1,400,000.00 - 1,449,999.99	4	5,614,148.21	0.72	8.996	1,403,537.05	637	61.40
1,500,000.00 - 1,549,999.99	2	2,969,390.52	0.38	9.625	1,484,695.26	688	60.97
1,600,000.00 - 1,649,999.99	2	3,264,045.60	0.42	6.182	1,632,022.80	738	60.31
1,950,000.00 - 1,999,999.99	2	3,778,144.57	0.48	8.799	1,889,072.29	625	59.97
2,000,000.00 - 5,000,000.00	25	73,849,251.20	9.47	8.246	2,953,970.05	681	61.74
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

As of the Statistical Calculation Date, the average Original Principal Balance of the Mortgage Loans is approximately $129,813.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Principal Balances of the Mortgage Loans as of the Statistical Calculation Date

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Principal Balances ($)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
3,042.04 - 49,999.99	2,465	$65,353,643.01	8.38%	8.098%	$26,512.63	672	60.57%
50,000.00 - 99,999.99	2,076	153,859,993.22	19.73	8.634	74,113.68	655	77.95
100,000.00 - 149,999.99	841	101,336,431.58	13.00	8.131	120,495.16	655	75.47
150,000.00 - 199,999.99	385	66,511,723.46	8.53	7.696	172,757.72	641	68.92
200,000.00 - 249,999.99	254	56,511,457.21	7.25	8.034	222,486.05	627	69.61
250,000.00 - 299,999.99	159	43,237,516.05	5.54	7.603	271,934.06	651	69.57
300,000.00 - 349,999.99	128	41,456,940.68	5.32	7.365	323,882.35	641	72.15
350,000.00 - 399,999.99	63	23,512,898.55	3.02	7.294	373,220.61	673	73.71
400,000.00 - 449,999.99	59	25,051,717.92	3.21	7.100	424,605.39	664	70.19
450,000.00 - 499,999.99	42	19,885,834.95	2.55	7.639	473,472.26	669	73.44
500,000.00 - 549,999.99	21	10,977,964.98	1.41	6.955	522,760.24	691	73.94
550,000.00 - 599,999.99	19	11,005,744.70	1.41	7.745	579,249.72	636	73.65
600,000.00 - 649,999.99	20	12,525,477.90	1.61	6.715	626,273.90	682	70.56
650,000.00 - 699,999.99	12	8,095,153.73	1.04	7.311	674,596.14	689	73.53
700,000.00 - 749,999.99	13	9,502,525.53	1.22	6.728	730,963.50	629	66.98
750,000.00 - 799,999.99	14	10,913,327.65	1.40	6.951	779,523.40	667	71.53
800,000.00 - 849,999.99	3	2,441,745.40	0.31	6.249	813,915.13	622	67.99
850,000.00 - 899,999.99	8	7,045,943.18	0.90	7.049	880,742.90	676	66.71
900,000.00 - 949,999.99	2	1,847,475.78	0.24	6.748	923,737.89	685	72.54
950,000.00 - 999,999.99	7	6,911,540.24	0.89	6.879	987,362.89	707	59.76
1,000,000.00 - 1,049,999.99	4	4,059,037.47	0.52	8.008	1,014,759.37	590	65.62
1,100,000.00 - 1,149,999.99	3	3,333,491.28	0.43	8.260	1,111,163.76	612	66.05
1,150,000.00 - 1,199,999.99	3	3,553,263.65	0.46	8.416	1,184,421.22	642	59.73
1,350,000.00 - 1,399,999.99	2	2,740,577.87	0.35	5.455	1,370,288.94	687	61.46
1,400,000.00 - 1,449,999.99	4	5,687,042.80	0.73	8.474	1,421,760.70	670	64.27
1,500,000.00 - 1,549,999.99	1	1,540,000.00	0.20	11.250	1,540,000.00	629	62.86
1,600,000.00 - 1,649,999.99	2	3,264,045.60	0.42	6.182	1,632,022.80	738	60.31
1,750,000.00 - 1,799,999.99	1	1,798,144.57	0.23	6.375	1,798,144.57	600	59.94
1,950,000.00 - 1,999,999.99	1	1,980,000.00	0.25	11.000	1,980,000.00	648	60.00
2,000,000.00 - 4,742,983.43	25	73,849,251.20	9.47	8.246	2,953,970.05	681	61.74
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

As of the Statistical Calculation Date, the average Principal Balance of the Mortgage Loans is approximately $117,491.

Mortgage Rates of the Mortgage Loans as of the Statistical Calculation Date

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
1.000 - 1.999	8	$3,460,396.20	0.44%	1.110%	$432,549.53	736	75.96%
2.000 - 2.999	3	364,706.40	0.05	2.000	121,568.80	660	88.28
3.000 - 3.999	331	16,119,935.92	2.07	3.547	48,700.71	711	65.01
4.000 - 4.999	349	24,233,372.59	3.11	4.260	69,436.60	725	58.60
5.000 - 5.999	812	105,931,645.38	13.58	5.536	130,457.69	719	66.34
6.000 - 6.999	1,093	169,645,965.66	21.76	6.419	155,211.31	683	71.48
7.000 - 7.999	592	93,492,221.59	11.99	7.434	157,926.05	657	71.40
8.000 - 8.999	613	99,215,589.79	12.72	8.494	161,852.51	634	70.30
9.000 - 9.999	762	74,269,013.81	9.52	9.409	97,465.90	630	74.23
10.000 - 10.999	1,181	121,295,051.35	15.55	10.532	102,705.38	608	74.11
11.000 - 11.999	606	56,326,383.07	7.22	11.327	92,947.83	598	69.56
12.000 - 12.999	226	13,235,014.08	1.70	12.289	58,562.01	615	72.27
13.000 - 13.999	45	1,609,319.95	0.21	13.452	35,762.67	581	64.52
14.000 - 14.999	13	470,110.13	0.06	14.336	36,162.32	602	59.08
15.000 - 15.999	2	106,172.17	0.01	15.000	53,086.09	586	67.25
18.000 - 19.990	1	15,012.07	0.00	19.990	15,012.07	524	20.02
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

As of the Statistical Calculation Date, the weighted average Mortgage Rate of the Mortgage Loans is approximately 7.932% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Original Loan-to-Value Ratios of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Original Loan-to-Value Ratios (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
1.01 - 10.00	61	$606,264.69	0.08%	3.899%	$9,938.77	768	3.43%
10.01 - 20.00	83	2,301,091.54	0.30	7.153	27,723.99	703	12.45
20.01 - 30.00	97	5,235,611.58	0.67	6.170	53,975.38	692	20.15
30.01 - 40.00	140	12,034,582.36	1.54	7.567	85,961.30	660	33.45
40.01 - 50.00	256	32,751,752.18	4.20	8.076	127,936.53	652	43.52
50.01 - 60.00	436	93,505,356.61	11.99	8.868	214,461.83	634	54.50
60.01 - 70.00	811	158,976,856.80	20.39	8.517	196,025.72	631	63.08
70.01 - 80.00	1,429	213,554,576.76	27.39	6.696	149,443.37	685	72.32
80.01 - 90.00	992	95,134,353.32	12.20	7.914	95,901.57	656	81.46
90.01 - 95.00	1,390	110,764,123.61	14.20	9.311	79,686.42	655	91.21
95.01 - 100.00	765	42,242,372.71	5.42	7.557	55,218.79	655	86.09
100.01 - 105.00	69	5,948,108.94	0.76	5.462	86,204.48	691	84.36
105.01 - 110.00	37	2,372,416.55	0.30	4.120	64,119.37	698	82.04
110.01 - 115.00	25	1,583,060.19	0.20	4.412	63,322.41	670	80.02
115.01 - 120.00	29	1,824,671.79	0.23	4.559	62,919.72	727	84.26
120.01 - 125.00	14	773,425.50	0.10	4.392	55,244.68	744	88.20
135.01 - 137.94	3	181,285.03	0.02	6.236	60,428.34	608	86.97
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans are approximately 1.01% and 137.94%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 75.17%.

Current Loan-to-Value Ratios of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Current Loan-to-Value Ratios (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
0.17 - 10.00	183	$1,614,384.77	0.21%	4.524%	$8,821.77	763	5.32%
10.01 - 20.00	222	6,926,584.46	0.89	6.146	31,200.83	732	14.77
20.01 - 30.00	246	8,960,358.12	1.15	6.429	36,424.22	695	25.39
30.01 - 40.00	334	21,475,500.05	2.75	7.110	64,297.90	688	35.88
40.01 - 50.00	538	51,926,323.43	6.66	7.631	96,517.33	681	46.12
50.01 - 60.00	807	119,825,658.65	15.37	8.331	148,482.85	647	56.09
60.01 - 70.00	955	168,867,718.66	21.66	8.362	176,824.84	636	64.89
70.01 - 80.00	989	173,260,330.12	22.22	6.749	175,187.39	673	76.94
80.01 - 90.00	938	99,499,920.10	12.76	8.032	106,076.67	654	85.92
90.01 - 95.00	1,183	101,893,113.16	13.07	9.378	86,131.12	651	93.16
95.01 - 100.00	209	20,817,486.42	2.67	7.764	99,605.20	644	98.00
100.01 - 105.00	19	3,752,324.18	0.48	6.728	197,490.75	694	101.07
105.01 - 110.00	5	328,487.13	0.04	6.632	65,697.43	581	107.89
110.01 - 115.00	5	360,991.86	0.05	7.609	72,198.37	587	112.26
115.01 - 120.00	1	121,600.00	0.02	9.500	121,600.00	763	117.49
120.01 - 122.19	3	159,129.05	0.02	9.501	53,043.02	671	121.11
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans are approximately 0.17% and 122.19%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 70.64%.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Delinquency Status of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Delinquency Status	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Current	6,118	$720,277,327.62	92.37%	7.907%	$117,730.85	661	70.78%
1 month delinquent	519	59,512,582.54	7.63	8.234	114,667.79	607	68.98
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

Number of 30-Day Delinquencies of the Mortgage Loans

			Percent of		Weighted		Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Number of 30-Day Delinquencies	Mortgage	Principal	Principal	Average	Credit	Principal	Current
of the Mortgage Loans	Loans	Balance	Balance	Coupon	Score	Balance	LTV
0	5,164	$619,978,711.48	79.51%	7.985%	$120,057.84	665	70.64%
1	595	80,801,162.30	10.36	7.405	135,800.27	652	70.83
2	253	27,200,615.78	3.49	8.191	107,512.32	611	68.17
3	150	18,160,298.43	2.33	7.767	121,068.66	617	70.92
4	88	8,961,780.47	1.15	7.471	101,838.41	611	72.33
5	93	6,443,010.36	0.83	8.256	69,279.68	595	70.74
6	58	3,772,769.99	0.48	7.970	65,047.76	573	73.59
7	59	3,931,762.23	0.50	8.568	66,640.04	570	70.78
8	53	2,866,140.82	0.37	8.809	54,078.13	566	71.44
9	44	2,611,722.23	0.33	7.980	59,357.32	558	69.81
10	33	2,211,490.63	0.28	8.237	67,014.87	580	72.81
11	23	1,490,496.37	0.19	7.810	64,804.19	566	78.71
12	24	1,359,949.07	0.17	9.265	56,664.54	555	72.36
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

Number of 60-Day Delinquencies of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Number of 60-Day Delinquencies	Mortgage	Principal	Principal	Average	Principal	Credit	Current
of the Mortgage Loans	Loans	Balance	Balance	Coupon	Balance	Score	LTV
0	6,291	$753,027,702.54	96.57%	7.930%	$119,699.21	660	70.53%
1	142	13,075,405.11	1.68	7.882	92,080.32	601	75.70
2	53	3,631,010.42	0.47	7.656	68,509.63	557	67.13
3	47	2,855,761.01	0.37	8.000	60,760.87	573	72.89
4	27	2,066,245.84	0.26	7.841	76,527.62	587	67.61
5	31	1,773,637.19	0.23	8.093	57,214.10	570	76.61
6	11	691,217.31	0.09	9.569	62,837.94	588	72.77
7	13	732,216.99	0.09	8.005	56,324.38	562	75.70
8	9	747,503.36	0.10	9.287	83,055.93	571	77.34
9	8	547,853.81	0.07	7.710	68,481.73	583	79.38
10	4	561,949.37	0.07	9.331	140,487.34	559	74.18
11	1	79,407.21	0.01	6.375	79,407.21	501	111.84
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

Number of 90-Day Delinquencies of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Number of 90-Day Delinquencies	Mortgage	Principal	Principal	Average	Principal	Credit	Current
of the Mortgage Loans	Loans	Balance	Balance	Coupon	Balance	Score	LTV
0	6,501	$770,964,678.79	98.87%	7.928%	$118,591.71	658	70.62%
1	51	2,872,341.03	0.37	8.115	56,320.41	579	68.28
2	22	1,639,455.53	0.21	8.709	74,520.71	588	68.12
3	27	1,857,614.44	0.24	7.881	68,800.53	563	72.94
4	11	696,303.05	0.09	9.692	63,300.28	576	84.91
5	9	807,813.41	0.10	8.107	89,757.05	586	78.08
6	6	295,653.39	0.04	7.964	49,275.57	585	69.52
7	4	248,373.38	0.03	9.054	62,093.35	551	86.97
8	4	208,387.16	0.03	8.214	52,096.79	577	63.21
9	1	119,882.77	0.02	4.875	119,882.77	635	94.88
10	1	79,407.21	0.01	6.375	79,407.21	501	111.84
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Original Terms to Maturity of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Original Terms to Maturity (in months)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
9 - 59	38	$14,041,296.88	1.80%	8.569%	$369,507.81	656	65.67%
60 - 119	96	10,664,852.67	1.37	8.486	111,092.22	630	67.49
120 - 179	251	19,451,290.25	2.49	8.048	77,495.18	683	66.31
180 - 239	459	32,084,900.62	4.11	8.494	69,901.74	680	63.15
240 - 299	249	26,087,123.54	3.35	8.258	104,767.56	709	67.93
300 - 359	252	21,385,840.50	2.74	6.471	84,864.45	697	73.26
360 - 419	5,287	655,636,320.76	84.08	7.914	124,009.14	652	71.31
420 - 480	5	438,284.94	0.06	7.159	87,656.99	714	71.74
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

As of the Statistical Calculation Date, the weighted average original term to maturity of the Mortgage Loans is approximately 333 months.

Stated Remaining Terms to Maturity of the Mortgage Loans as of the Statistical Calculation Date

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Stated Remaining Terms	Mortgage	Principal	Principal	Average	Principal	Credit	Current
to Maturity (in months)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
1 - 59	414	$33,566,920.38	4.30%	8.555%	$81,079.52	654	62.60%
60 - 119	575	24,133,872.13	3.09	7.389	41,971.95	684	57.07
120 - 179	1,117	70,785,423.12	9.08	6.933	63,371.01	715	55.26
180 - 239	752	67,307,362.60	8.63	7.668	89,504.47	695	61.07
240 - 299	571	53,549,867.82	6.87	6.722	93,782.61	676	72.77
300 - 359	3,149	518,742,658.29	66.52	8.171	164,732.51	642	75.01
360 - 419	56	11,303,209.05	1.45	9.849	201,843.02	604	65.81
420 - 477	3	400,596.77	0.05	7.289	133,532.26	723	76.20
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

As of the Statistical Calculation Date, the weighted average stated remaining term to maturity of the Mortgage Loans with known remaining terms is approximately 293 months.
The stated remaining term to maturity for a Mortgage Loan generally has been calculated as the number of months remaining between (i) the stated maturity date at origination, or if the Mortgage Loan has been modified, the maturity date of such Mortgage Loan, as modified and (ii) the Statistical Calculation Date.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Remaining Terms to Maturity of the Mortgage Loans as of the Paid Through Date

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Remaining Terms	Mortgage	Principal	Principal	Average	Principal	Credit	Current
to Maturity (in months)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
2 - 59	408	$32,769,531.48	4.20%	8.533%	$80,317.48	658	62.58%
60 - 119	564	24,167,678.64	3.10	7.449	42,850.49	680	57.38
120 - 179	1,126	71,019,550.61	9.11	6.940	63,072.43	714	55.25
180 - 239	753	66,411,946.64	8.52	7.618	88,196.48	695	60.87
240 - 299	564	53,686,572.46	6.88	6.735	95,188.96	680	72.74
300 - 359	3,019	481,270,282.48	61.72	8.039	159,413.81	646	75.89
360 - 419	200	50,063,751.08	6.42	9.859	250,318.76	594	64.29
420 - 480	3	400,596.77	0.05	7.289	133,532.26	723	76.20
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

As of the Paid Through Date, the weighted average remaining term to maturity of the Mortgage Loans with known remaining terms is approximately 294 months.
The remaining term to maturity for a Mortgage Loan generally has been calculated as the number of months remaining between (i) the stated maturity date at origination, or if the Mortgage Loan has been modified, the maturity date of such Mortgage Loan, as modified and (ii) the date of the last monthly payment made by the related borrower.

Seasoning of the Mortgage Loans as of the Statistical Calculation Date
			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Seasoning (in months)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
0 - 59	3,850	$616,630,174.34	79.08%	8.232%	$160,163.68	647	73.87%
60 - 119	841	64,826,843.46	8.31	7.167	77,083.05	669	69.96
120 - 179	759	47,756,061.71	6.12	7.037	62,919.71	691	54.60
180 - 239	865	43,108,774.18	5.53	6.028	49,836.73	738	48.38
240 - 299	225	6,589,628.40	0.85	6.569	29,287.24	712	43.21
300 - 359	96	870,133.07	0.11	6.247	9,063.89	713	22.96
360 - 378	1	8,295.00	0.00	5.000	8,295.00	750	27.20
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

As of the Statistical Calculation Date, the weighted average seasoning of the Mortgage Loans is approximately 38 months.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Geographic Distribution of the Mortgaged Properties

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Geographic Location	Loans	Balance	Balance	Coupon	Balance	Score	LTV
ALABAMA	105	$5,687,917.20	0.73%	7.081%	$54,170.64	654	78.46%
ALASKA	6	843,701.78	0.11	7.875	140,616.96	711	82.63
ARIZONA	96	15,898,373.79	2.04	7.791	165,608.06	668	73.49
ARKANSAS	39	3,469,949.94	0.44	7.114	88,973.08	660	90.68
CALIFORNIA	1,054	219,182,628.06	28.11	7.791	207,953.16	640	64.81
COLORADO	34	6,547,811.07	0.84	6.849	192,582.68	686	71.26
CONNECTICUT	52	8,690,365.89	1.11	8.391	167,122.42	617	69.79
DELAWARE	8	658,624.13	0.08	7.662	82,328.02	563	89.60
DISTRICT OF COLUMBIA	21	3,009,782.15	0.39	8.436	143,322.96	643	59.28
FLORIDA	481	84,249,725.24	10.80	8.010	175,155.35	656	68.16
GEORGIA	187	17,890,170.03	2.29	7.562	95,669.36	655	79.50
GUAM	3	185,909.61	0.02	6.332	61,969.87	609	89.07
HAWAII	11	2,662,864.54	0.34	8.037	242,078.59	607	60.42
IDAHO	5	412,667.81	0.05	6.411	82,533.56	634	78.13
ILLINOIS	118	11,017,510.57	1.41	8.026	93,368.73	680	76.80
INDIANA	42	3,963,212.11	0.51	7.142	94,362.19	652	69.62
IOWA	17	901,314.24	0.12	6.860	53,018.48	700	72.16
KANSAS	30	3,500,951.90	0.45	6.549	116,698.40	691	70.40
KENTUCKY	22	1,884,534.79	0.24	6.188	85,660.67	656	72.91
LOUISIANA	43	2,164,612.25	0.28	7.881	50,339.82	627	68.17
MAINE	12	1,907,776.65	0.24	6.817	158,981.39	702	70.90
MARYLAND	85	15,491,788.14	1.99	8.074	182,256.33	619	63.98
MASSACHUSETTS	84	17,202,200.45	2.21	7.480	204,788.10	640	61.44
MICHIGAN	80	6,015,069.25	0.77	7.832	75,188.37	626	75.52
MINNESOTA	163	13,741,236.98	1.76	5.757	84,302.07	702	66.88
MISSISSIPPI	51	1,903,923.11	0.24	7.397	37,331.83	619	65.09
MISSOURI	62	7,072,367.39	0.91	8.018	114,070.44	673	68.72
MONTANA	3	333,111.11	0.04	6.832	111,037.04	748	59.24
NEBRASKA	10	393,272.97	0.05	7.888	39,327.30	589	77.11
NEVADA	62	13,198,108.20	1.69	6.994	212,872.71	661	71.89
NEW HAMPSHIRE	13	1,433,564.95	0.18	6.625	110,274.23	664	79.68
NEW JERSEY	98	16,826,254.71	2.16	7.289	171,696.48	660	70.88
NEW MEXICO	6	801,511.04	0.10	6.008	133,585.17	664	77.45
NEW YORK	840	73,692,019.91	9.45	7.060	87,728.60	696	61.68
NORTH CAROLINA	69	11,124,839.78	1.43	8.630	161,229.56	655	71.12
NORTH DAKOTA	10	445,719.39	0.06	3.866	44,571.94	714	67.20
OHIO	103	7,644,507.05	0.98	7.459	74,218.52	665	71.53
OKLAHOMA	29	1,880,105.44	0.24	6.961	64,831.22	675	70.25
OREGON	21	1,695,653.80	0.22	7.427	80,745.42	638	67.54
PENNSYLVANIA	118	13,001,874.35	1.67	8.372	110,185.38	705	65.94
PUERTO RICO	4	97,677.33	0.01	6.490	24,419.33	629	61.25
RHODE ISLAND	12	1,727,997.77	0.22	7.327	143,999.81	650	50.88
SOUTH CAROLINA	68	8,790,792.01	1.13	6.582	129,276.35	697	74.55
SOUTH DAKOTA	7	161,889.65	0.02	3.666	23,127.09	696	33.82
TENNESSEE	54	4,187,406.73	0.54	7.039	77,544.57	657	73.07
TEXAS	1,990	137,117,180.31	17.58	9.659	68,903.11	651	85.97
UTAH	26	2,685,499.15	0.34	6.886	103,288.43	689	78.45
VERMONT	6	318,226.33	0.04	5.806	53,037.72	797	66.80
VIRGIN ISLANDS	8	138,450.55	0.02	4.168	17,306.32	709	13.22
VIRGINIA	67	11,162,801.92	1.43	6.561	166,608.98	667	73.85
WASHINGTON	69	12,466,786.92	1.60	6.463	180,678.07	700	65.64
WEST VIRGINIA	11	409,035.50	0.05	5.220	37,185.05	655	67.44
WISCONSIN	21	1,741,774.28	0.22	7.191	82,941.63	644	90.43
WYOMING	1	156,859.94	0.02	7.250	156,859.94	544	76.52
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

No more than approximately 0.65% of the Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Loan Purpose of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Loan Purpose	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Purchase	3,760	$351,191,378.03	45.04%	7.524%	$93,401.96	677	74.78%
Refinance With Cash Out	1,034	265,592,680.63	34.06	8.545	256,859.46	622	64.07
Refinance No Cash Out	1,843	163,005,851.50	20.90	7.814	88,445.93	673	72.43
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

Amortization Types of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Amortization Types	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Fully Amortizing	6,463	$744,082,195.88	95.42%	7.899%	$115,129.54	658	70.77%
Balloon	174	35,707,714.28	4.58	8.625	205,216.75	645	67.99
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

Adjustment Type of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Adjustment Type	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Adjustable Rate Loans	2,890	$466,451,956.12	59.82%	7.718%	$161,402.06	656	65.84%
Fixed Rate Loans	3,747	313,337,954.04	40.18	8.250	83,623.69	659	77.78
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

Loan Type of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Loan Type	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Conventional Uninsured	6,470	$762,272,309.89	97.75%	7.964%	$117,816.43	657	70.24%
Conventional Insured	131	14,888,515.60	1.91	6.510	113,652.79	672	88.85
Uninsured FHA	33	2,567,976.47	0.33	6.551	77,817.47	658	82.57
Uninsured VA	3	61,108.20	0.01	7.875	20,369.40	568	60.92
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Credit Scores of the Mortgage Loans
			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Credit Scores	Loans	Balance	Balance	Coupon	Balance	Score	LTV
N/A	322	$39,532,646.96	5.07%	8.440%	$122,772.20	N/A	69.61%
500 - 520	273	37,806,186.52	4.85	9.692	138,484.20	510	66.59
521 - 540	319	39,758,137.14	5.10	9.430	124,633.66	531	67.98
541 - 560	352	43,707,534.21	5.61	9.256	124,169.13	551	68.85
561 - 580	375	45,517,127.50	5.84	8.729	121,379.01	571	70.33
581 - 600	394	43,001,485.09	5.51	8.885	109,140.83	591	71.12
601 - 620	438	42,585,978.21	5.46	8.412	97,228.26	611	76.35
621 - 640	419	56,527,861.55	7.25	8.643	134,911.36	631	72.46
641 - 660	514	61,604,824.77	7.90	8.113	119,853.74	650	75.54
661 - 680	499	54,341,719.65	6.97	7.738	108,901.24	672	75.65
681 - 700	520	62,595,063.37	8.03	7.599	120,375.12	690	73.99
701 - 720	500	66,876,367.28	8.58	7.510	133,752.73	710	73.06
721 - 740	386	52,277,216.52	6.70	6.904	135,433.20	729	71.29
741 - 760	310	43,726,926.04	5.61	6.422	141,054.60	749	69.09
761 - 780	321	42,528,917.28	5.45	6.444	132,488.84	770	66.06
781 - 800	326	24,769,231.87	3.18	5.679	75,979.24	791	59.63
801 - 820	314	20,196,338.85	2.59	5.562	64,319.55	809	51.89
821 - 840	54	2,428,610.51	0.31	5.184	44,974.27	826	53.24
841 - 842	1	7,736.84	0.00	3.625	7,736.84	842	2.38
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

As of the Statistical Calculation Date, the weighted average credit score of the Mortgage Loans is approximately 657.

Mortgaged Property Type of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Mortgaged Property Type	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Single Family	4,692	$534,484,666.53	68.54%	8.084%	$113,914.04	647	72.34%
Single Family (Other)(1)	1,178	64,661,569.74	8.29	7.599	54,890.98	706	57.76
PUD	247	63,731,700.72	8.17	7.479	258,023.08	647	72.63
Condo	331	48,838,800.03	6.26	7.089	147,549.24	686	70.23
2 to 4 Family	180	38,330,343.47	4.92	7.460	212,946.35	666	71.39
Commercial (Other)(2)	9	29,742,829.67	3.81	8.881	3,304,758.85	724	63.44
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

(1)	Single Family (Other) includes the following property types: co-op, duplex, improved land with real estate, lot loans (land) and town house/row house.
(2)	Commercial (Other) includes the following property types: commercial condo, mixed-use, mobile home park, motel, nursing home/ACLF and retail.

Occupancy Types of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Occupancy Types	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Owner Occupied	5,314	$617,739,706.27	79.22%	8.001%	$116,247.59	649	71.43%
Investment	1,246	143,719,981.55	18.43	7.799	115,345.09	689	66.75
Second Home	77	18,330,222.34	2.35	6.648	238,054.84	718	74.49
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Documentation Levels of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Documentation Levels	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Stated Documentation	1,384	$277,431,604.33	35.58%	8.381%	$200,456.36	624	69.61%
Limited Documentation	2,313	240,552,487.20	30.85	8.531	104,000.21	667	76.84
Full Documentation	2,362	163,365,905.44	20.95	6.626	69,164.23	700	61.75
Alternative	445	83,861,387.09	10.75	7.164	188,452.56	660	73.91
No Income Verified	80	11,446,159.55	1.47	8.515	143,076.99	635	66.41
No Assets Verified	53	3,132,366.55	0.40	8.665	59,101.26	634	76.88
Total:	6,637	$779,789,910.16	100.00%	7.932%	$117,491.32	657	70.64%

Indices of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Indices	Loans	Balance	Balance	Coupon	Balance	Score	LTV
6 MO LIBOR	1,272	$276,128,453.63	59.20%	8.309%	$217,082.12	627	68.53%
1 YR CMT	1,173	98,522,442.04	21.12	5.984	83,991.85	714	61.04
COFI	147	8,716,039.43	1.87	5.254	59,292.79	742	44.43
PRIME	112	46,578,269.84	9.99	9.049	415,877.41	655	60.99
1 YR LIBOR	72	21,705,915.13	4.65	6.803	301,471.04	674	72.89
OTHER	41	2,572,758.72	0.55	8.848	62,750.21	696	60.90
6 MO CD	23	4,958,646.12	1.06	6.053	215,593.31	736	59.03
3 YR CMT	20	1,060,722.53	0.23	6.405	53,036.13	637	62.95
1 MO LIBOR	8	2,388,640.14	0.51	6.284	298,580.02	712	74.85
5 YR CMT	7	164,942.54	0.04	6.130	23,563.22	743	53.74
2 YR CMT	5	1,304,078.23	0.28	7.297	260,815.65	N/A	74.92
6 MO CMT	5	203,759.65	0.04	6.420	40,751.93	717	49.13
1 MO CD	3	2,097,624.65	0.45	6.893	699,208.22	721	71.52
3 MO CMT	1	18,010.56	0.00	7.625	18,010.56	502	41.69
FNMA 30 YR	1	31,652.91	0.01	7.625	31,652.91	577	60.29
Total:	2,890	$466,451,956.12	100.00%	7.718%	$161,402.06	656	65.84%

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Frequency of Mortgage Rate Adjustment of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
Frequency of	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Mortgage Rate Adjustment	Mortgage	Principal	Principal	Average	Principal	Credit	Current
(in months)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
1	97	$18,748,598.20	4.02%	6.643%	$193,284.52	683	69.70%
3	2	2,406,884.99	0.52	7.729	1,203,442.50	742	62.41
6	1,408	304,264,737.53	65.23	8.260	216,097.11	637	67.90
12	1,260	133,140,654.90	28.54	6.706	105,667.19	690	61.21
24	2	1,400,728.51	0.30	9.799	700,364.26	621	47.12
36	94	5,374,223.56	1.15	5.758	57,172.59	718	59.17
48	11	629,036.37	0.13	5.776	57,185.12	736	58.43
60	16	487,092.06	0.10	5.799	30,443.25	731	49.70
Total:	2,890	$466,451,956.12	100.00%	7.718%	$161,402.06	656	65.84%

Gross Margins of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Gross Margins (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
¯0.375 - ¯0.001	4	$2,288,707.66	0.49%	5.519%	$572,176.92	792	57.39%
No Margin	70	1,795,172.41	0.38	7.209	25,645.32	707	54.69
0.150 - 0.999	20	1,557,296.61	0.33	7.288	77,864.83	581	62.92
1.000 - 1.999	46	10,833,755.41	2.32	6.760	235,516.42	701	66.17
2.000 - 2.999	1,153	154,159,955.63	33.05	6.157	133,703.34	713	65.29
3.000 - 3.999	405	47,295,338.98	10.14	6.642	116,778.61	687	65.81
4.000 - 4.999	203	45,810,958.27	9.82	7.406	225,669.75	648	66.75
5.000 - 5.999	262	65,443,724.18	14.03	8.396	249,785.21	651	65.25
6.000 - 6.999	357	70,915,305.42	15.20	9.208	198,642.31	592	67.94
7.000 - 7.999	283	52,209,393.85	11.19	10.267	184,485.49	573	64.83
8.000 - 8.999	49	7,572,471.52	1.62	10.028	154,540.24	581	67.50
9.000 - 9.999	12	1,147,373.79	0.25	10.156	95,614.48	582	77.43
10.000 - 13.875	26	5,422,502.39	1.16	11.356	208,557.78	548	66.19
Total:	2,890	$466,451,956.12	100.00%	7.718%	$161,402.06	656	65.84%

As of the Statistical Calculation Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans with Gross Margins is approximately 4.457% per annum.

Maximum Mortgage Rates of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Maximum Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
No Maximum Rate	118	$21,154,789.26	4.54%	8.301%	$179,277.88	645	57.84%
7.700 - 7.999	1	671,003.39	0.14	5.713	671,003.39	705	80.86
8.000 - 8.999	5	674,792.85	0.14	6.153	134,958.57	684	82.06
9.000 - 9.999	64	15,065,885.66	3.23	5.370	235,404.46	702	73.64
10.000 - 10.999	132	30,416,489.79	6.52	5.518	230,427.95	711	72.04
11.000 - 11.999	222	52,921,148.92	11.35	6.176	238,383.55	683	73.20
12.000 - 12.999	299	76,031,687.36	16.30	6.789	254,286.58	690	69.34
13.000 - 13.999	722	82,919,970.74	17.78	6.861	114,847.60	694	62.89
14.000 - 14.999	309	54,693,895.95	11.73	7.916	177,002.90	640	69.12
15.000 - 15.999	333	28,387,442.76	6.09	8.473	85,247.58	623	60.73
16.000 - 16.999	322	40,980,916.05	8.79	9.730	127,269.93	594	58.99
17.000 - 17.999	200	33,802,873.95	7.25	10.875	169,014.37	570	61.02
18.000 - 18.999	121	24,573,708.04	5.27	11.017	203,088.50	566	60.17
19.000 - 19.999	17	1,049,397.94	0.22	11.571	61,729.29	623	63.91
20.000 - 25.000	25	3,107,953.46	0.67	10.718	124,318.14	583	60.32
Total:	2,890	$466,451,956.12	100.00%	7.718%	$161,402.06	656	65.84%

As of the Statistical Calculation Date, the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans with Maximum Mortgage Rate is approximately 13.930% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Minimum Mortgage Rates of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Minimum Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
No Minimum Rate	72	$8,631,937.62	1.85%	7.805%	$119,888.02	654	65.27%
0.150 - 0.999	8	509,940.07	0.11	6.422	63,742.51	681	66.57
1.000 - 1.999	19	5,772,342.91	1.24	5.714	303,807.52	717	69.86
2.000 - 2.999	1,082	134,920,842.07	28.92	5.932	124,695.79	717	64.94
3.000 - 3.999	394	40,702,791.88	8.73	6.251	103,306.58	691	67.06
4.000 - 4.999	102	27,962,286.39	5.99	6.891	274,140.06	637	71.00
5.000 - 5.999	131	45,052,700.26	9.66	7.920	343,913.74	655	67.25
6.000 - 6.999	278	70,835,411.18	15.19	8.626	254,803.64	622	65.87
7.000 - 7.999	357	72,477,706.94	15.54	9.361	203,018.79	603	64.64
8.000 - 8.999	146	17,643,162.20	3.78	9.051	120,843.58	599	71.77
9.000 - 9.999	104	12,284,858.37	2.63	9.495	118,123.64	591	62.99
10.000 - 10.999	96	14,298,658.60	3.07	10.322	148,944.36	609	58.35
11.000 - 11.999	67	12,609,803.17	2.70	11.480	188,206.02	593	64.05
12.000 - 12.999	21	1,908,609.10	0.41	12.332	90,886.15	594	63.89
13.000 - 13.999	10	656,323.75	0.14	12.302	65,632.38	596	61.12
14.000 - 15.000	3	184,581.61	0.04	14.584	61,527.20	621	58.40
Total:	2,890	$466,451,956.12	100.00%	7.718%	$161,402.06	656	65.84%

As of the Statistical Calculation Date, the weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans with Minimum Mortgage Rates is approximately 5.328% per annum.

Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Months to Next Rate Adjustment	Loans	Balance	Balance	Coupon	Balance	Score	LTV
1 - 6	1,109	$125,099,811.49	26.82%	7.069%	$112,804.16	702	60.70%
7 - 12	640	62,782,488.97	13.46	7.205	98,097.64	684	59.94
13 - 18	140	25,632,329.15	5.50	7.915	183,088.07	623	72.32
19 - 24	576	133,178,120.00	28.55	9.116	231,212.01	594	66.80
25 - 30	114	30,550,175.76	6.55	7.166	267,984.00	648	69.92
31 - 36	133	37,978,324.99	8.14	7.565	285,551.32	656	70.82
37 - 42	14	2,899,470.42	0.62	6.602	207,105.03	664	70.86
43 - 48	42	7,851,265.67	1.68	6.640	186,934.90	710	70.24
49 - 54	49	11,652,905.83	2.50	5.950	237,814.40	707	78.62
55 - 60	66	24,317,967.54	5.21	7.003	368,454.05	678	72.92
67 - 72	1	371,759.25	0.08	5.625	371,759.25	772	79.95
79 - 84	3	889,337.05	0.19	8.991	296,445.68	648	75.50
109 - 114	1	180,000.00	0.04	6.250	180,000.00	737	80.00
115 - 117	2	3,068,000.00	0.66	5.984	1,534,000.00	744	72.64
Total:	2,890	$466,451,956.12	100.00%	7.718%	$161,402.06	656	65.84%

As of the each loan’s as of date, the weighted average Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans is approximately 20 months.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Periodic Caps of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Periodic Caps (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
No Periodic Cap	204	$39,077,042.90	8.38%	6.981%	$191,554.13	664	65.68%
0.250 - 0.499	3	41,472.99	0.01	6.103	13,824.33	729	41.02
0.500 - 0.749	1	9,997.49	0.00	6.488	9,997.49	665	21.55
0.750 - 0.999	1	40,642.07	0.01	5.250	40,642.07	767	44.18
1.000 - 1.249	1,194	213,324,238.60	45.73	8.193	178,663.52	627	68.87
1.500 - 1.749	123	22,891,198.22	4.91	8.831	186,107.30	616	70.98
2.000 - 2.249	1,297	177,479,476.94	38.05	7.036	136,838.46	698	61.71
2.500 - 2.749	1	12,573.22	0.00	4.500	12,573.22	639	30.30
2.750 - 2.999	1	181,915.52	0.04	7.000	181,915.52	680	69.97
3.000 - 3.249	17	1,136,958.63	0.24	10.431	66,879.92	600	64.84
4.000 - 4.249	1	3,073.84	0.00	9.500	3,073.84	693	10.60
5.000 - 5.249	1	31,389.89	0.01	5.375	31,389.89	524	59.79
5.500 - 5.749	3	92,310.17	0.02	6.598	30,770.06	765	71.86
6.000 - 6.249	36	10,005,361.06	2.14	10.156	277,926.70	597	61.34
7.500 - 7.500	7	2,124,304.58	0.46	5.963	303,472.08	665	76.83
Total:	2,890	$466,451,956.12	100.00%	7.718%	$161,402.06	656	65.84%

As of the Statistical Calculation Date, the weighted average Periodic Cap of the Adjustable Rate Mortgage Loans with Periodic Caps is approximately 1.599% per annum.

Initial Periodic Caps of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Initial Periodic Caps (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
0.250 - 0.499	3	$41,472.99	0.01%	6.103%	$13,824.33	729	41.02%
0.500 - 0.749	1	9,997.49	0.00	6.488	9,997.49	665	21.55
0.750 - 0.999	1	40,642.07	0.01	5.250	40,642.07	767	44.18
1.000 - 1.249	1,071	179,266,481.25	38.43	7.665	167,382.34	648	69.02
1.500 - 1.749	83	15,844,488.53	3.40	8.279	190,897.45	634	74.45
1.750 - 1.999	7	2,591,494.47	0.56	11.215	370,213.50	616	59.46
2.000 - 2.249	1,293	175,815,094.95	37.69	7.077	135,974.55	697	61.61
2.500 - 2.749	1	12,573.22	0.00	4.500	12,573.22	639	30.30
2.750 - 2.999	1	181,915.52	0.04	7.000	181,915.52	680	69.97
3.000 - 3.249	342	72,120,832.29	15.46	9.031	210,879.63	589	65.81
4.000 - 4.249	2	266,673.84	0.06	4.681	133,336.92	607	79.20
5.000 - 5.249	24	5,420,487.59	1.16	6.427	225,853.65	619	75.16
5.500 - 5.749	3	92,310.17	0.02	6.598	30,770.06	765	71.86
6.000 - 6.249	51	12,623,187.16	2.71	9.447	247,513.47	608	64.29
7.500 - 7.500	7	2,124,304.58	0.46	5.963	303,472.08	665	76.83
Total:	2,890	$466,451,956.12	100.00%	7.718%	$161,402.06	656	65.84%

As of the Statistical Calculation Date, the weighted average Initial Periodic Cap of the Adjustable Rate Mortgage Loans with Initial Periodic Caps is approximately 1.923% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Pool I

Mortgage Loan Characteristics
Aggregate Outstanding Principal Balance		$ 262,925,852
Aggregate Original Principal Balance		$ 278,403,934
Number of Mortgage Loans		3,042
	Minimum	Maximum	Average (1)
Original Principal Balance	$8,550	$4,200,000	$91,520
Outstanding Principal Balance	$3,042	$4,194,893	$86,432
	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	9	391	314
Remaining Term (mos)	2	361	287
Loan Age (mos)	0	352	26
Current Interest Rate	5.625%	19.990%	9.004%
Periodic Rate Cap(3)(4)	1.000%	2.000%	1.937%
Gross Margin(3)	2.250%	7.000%	2.501%
Maximum Mortgage Rate(3)(4)	10.625%	19.750%	11.924%
Minimum Mortgage Rate(3)(4)	2.250%	13.750%	2.900%
Months to Roll(3)	70	117	106
Current Loan-to-Value	1.29%	121.93%	80.66%
Credit Score(4)	500	825	648
	Earliest	Latest
Maturity Date	2/1/06	1/28/36

	Percent of		Percent of
Lien Position	Mortgage Pool	Year of Origination	Mortgage Pool
1st Lien	100.00%	1984 and prior	0.33%
		1985	0.11%
	Percent of	1986	0.15%
Loan Type	Mortgage Pool	1987	0.07%
Adjustable Rate	1.71%	1988	0.15%
Fixed Rate	98.29%	1989	0.53%
		1990	0.50%
	Percent of	1991	0.12%
Occupancy	Mortgage Pool	1992	0.23%
Primary	81.28%	1993	0.84%
Investment	17.71%	1994	0.48%
Second Home	1.01%	1995	0.42%
		1996	0.83%
	Percent of	1997	1.46%
Property Type	Mortgage Pool	1998	2.28%
Single Family	75.92%	1999	4.00%
Single Family (OTHER)(5)	6.99%	2000	1.81%
Condo	4.71%	2001	2.41%
Commercial (Other)(6)	4.54%	2002	3.77%
PUD	4.35%	2003	13.13%
2 to 4 Family	3.49%	2004	29.07%
		2005	37.29%
		2006	0.02%
		Loan Purpose	% Mortgage Pool
		Purchase	54.89%
		Refinance No Cash Out	29.94%
		Refinance With Cash Out	15.17%

(1)	Sum of Principal Balance divided by total number of loans.
(2)	Weighted by Outstanding Principal Balance.
(3)	ARM loans only.
(4)	Minimum, Maximum and Weighting only for loans with values.
(5)	Single Family (Other) includes the following property types: co-op, duplex, improved land with real estate, lot loans (land) and town house/row house.
(6)	Commercial (Other) includes the following property types: mixed-use, mobile home park, nursing home/ACLF and retail.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Mortgage Loan Characteristics (cont.)

Category	A/Alt A	Insured	Subprime	Total
% of Total	47.94%	1.59%	50.48%	100.00%
Fixed	96.59%	100.00%	99.84%	98.29%
ARM	3.41%	0.00%	0.16%	1.71%
Balance	$126,039,964	$4,167,770	$132,718,118	$262,925,852
Loans	1,391	40	1,611	3,042
Average Current Balance	90,611	104,194	82,382	86,432
% => $200K	26.45%	25.65%	28.43%	27.44%
% => $500K	11.48%	0.00%	14.44%	12.79%
WAC	8.615%	7.064%	9.434%	9.004%
WAM	303	319	272	287
WA AGE	23	37	29	26
WA OTERM	326	357	301	314
BALLOON	6.69%	0.00%	14.77%	10.66%
Fully Amortizing	93.31%	100.00%	85.23%	89.34%
First Lien	100.00%	100.00%	100.00%	100.00%
NZ WA FICO	696	596	595	648
% below 640	0.00%	80.26%	79.07%	41.19%
WA Current LTV	82.46%	88.80%	78.69%	80.66%
wa MARGIN	2.281%	0.000%	7.000%	2.501%
wa Lifetime Cap (non-zero)	11.542%	0.000%	19.750%	11.924%
wa MTR	107	0	83	106
Property Type:
SINGLE FAMILY	78.45%	61.56%	73.97%	75.92%
SINGLE FAMILY (OTHER)1	6.16%	5.73%	7.82%	6.99%
CONDO	5.73%	3.13%	3.79%	4.71%
PUD	4.03%	21.58%	4.11%	4.35%
COMMERCIAL (OTHER)2	1.75%	0.00%	7.34%	4.54%
2-4 FAMILY	3.88%	8.01%	2.97%	3.49%
Occupancy Status:
Owner Occupied	83.62%	80.08%	79.10%	81.28%
Investment	15.52%	11.14%	19.99%	17.71%
Second Home	0.87%	8.77%	0.90%	1.01%
Loan Purpose:
Purchase	54.37%	76.70%	54.70%	54.89%
Refinance With Cash Out	11.12%	20.10%	18.87%	15.17%
Refinance No Cash Out	34.52%	3.20%	26.43%	29.94%
Insurance:
Conventional Insured	2.64%	100.00%	0.00%	2.85%
Non-MI	97.36%	0.00%	100.00%	97.15%
States > 5% of Total:
TX	50.94%	10.72%	43.70%	46.65%
CA	7.73%	4.25%	7.77%	7.69%
FL	5.00%	5.71%	10.41%	7.74%
Other	36.33%	79.32%	38.12%	37.92%
Delinquency Status:
Current	100.00%	83.93%	90.42%	94.91%
1 Month Delinquent	0.00%	16.07%	9.58%	5.09%

(1)	Single Family (Other) includes the following property types: co-op, duplex, improved land with real estate, lot loans (land) and town house/row house.
(2)	Commercial (Other) includes the following property types: mixed-use, mobile home park, nursing home/ACLF and retail.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Mortgage Loan Characteristics (cont.)
Index:(1)
1 MO CD	0.00%	0.00%	0.00%	0.00%
6 MO CD	0.00%	0.00%	0.00%	0.00%
1 MO LIBOR	0.00%	0.00%	0.00%	0.00%
1 YR CMT	2.05%	0.00%	0.00%	1.96%
1 YR LIBOR	64.47%	0.00%	0.00%	61.47%
2 YR CMT	0.00%	0.00%	0.00%	0.00%
3 MO CMT	0.00%	0.00%	0.00%	0.00%
3 YR CMT	0.00%	0.00%	0.00%	0.00%
5 YR CMT	0.00%	0.00%	0.00%	0.00%
6 MO CMT	0.00%	0.00%	0.00%	0.00%
6 MO LIBOR	33.48%	0.00%	0.00%	31.92%
COFI	0.00%	0.00%	0.00%	0.00%
FNMA 30 YR	0.00%	0.00%	0.00%	0.00%
PRIME	0.00%	0.00%	100.00%	4.65%
OTHER	0.00%	0.00%	0.00%	0.00%
(1) For Adjustable Rate Loans only.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Original Principal Balances of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Original Principal Balances ($)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
8,550.00 - 49,999.99	990	$26,082,017.25	9.92%	10.362%	$26,345.47	627	77.32%
50,000.00 - 99,999.99	1,349	96,344,383.89	36.64	9.742	71,419.11	640	88.00
100,000.00 - 149,999.99	429	49,041,439.13	18.65	8.979	114,315.71	655	84.74
150,000.00 - 199,999.99	106	17,464,280.41	6.64	7.954	164,757.36	642	74.75
200,000.00 - 249,999.99	46	9,821,954.06	3.74	7.855	213,520.74	637	72.78
250,000.00 - 299,999.99	37	9,812,092.72	3.73	7.749	265,191.70	646	75.03
300,000.00 - 349,999.99	16	5,094,056.86	1.94	7.219	318,378.55	630	78.48
350,000.00 - 399,999.99	15	5,410,474.64	2.06	6.680	360,698.31	651	77.30
400,000.00 - 449,999.99	9	3,526,501.01	1.34	7.190	391,833.45	645	72.45
450,000.00 - 499,999.99	13	4,718,183.23	1.79	7.149	362,937.17	699	74.01
500,000.00 - 549,999.99	5	2,132,115.33	0.81	7.672	426,423.07	645	64.06
550,000.00 - 599,999.99	7	3,974,315.79	1.51	7.392	567,759.40	673	74.38
600,000.00 - 649,999.99	3	1,733,910.77	0.66	8.763	577,970.26	707	44.70
650,000.00 - 699,999.99	4	2,439,861.56	0.93	7.026	609,965.39	707	79.94
700,000.00 - 749,999.99	2	1,312,310.14	0.50	7.659	656,155.07	647	72.16
750,000.00 - 799,999.99	1	768,947.69	0.29	6.500	768,947.69	793	81.80
900,000.00 - 949,999.99	1	899,515.28	0.34	6.000	899,515.28	701	78.90
1,100,000.00 - 1,149,999.99	1	1,100,000.00	0.42	6.250	1,100,000.00	726	75.86
1,250,000.00 - 1,299,999.99	1	1,176,519.63	0.45	8.500	1,176,519.63	649	57.21
1,500,000.00 - 1,549,999.99	1	1,540,000.00	0.59	11.250	1,540,000.00	629	62.86
2,000,000.00 - 4,200,000.00	6	18,532,972.38	7.05	8.700	3,088,828.73	672	64.54
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

As of the Statistical Calculation Date, the average Original Principal Balance of the Mortgage Loans is approximately $ 91,520.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Principal Balances of the Mortgage Loans as of the Statistical Calculation Date

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Principal Balances ($)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
3,042.04 - 49,999.99	1,109	$30,485,990.88	11.59%	10.225%	$27,489.62	629	75.83%
50,000.00 - 99,999.99	1,272	95,845,444.37	36.45	9.715	75,350.19	642	88.11
100,000.00 - 149,999.99	411	48,137,330.24	18.31	8.956	117,122.46	653	84.88
150,000.00 - 199,999.99	95	16,315,395.58	6.21	7.827	171,741.01	647	75.03
200,000.00 - 249,999.99	40	8,898,261.62	3.38	8.080	222,456.54	630	73.74
250,000.00 - 299,999.99	38	10,277,012.96	3.91	7.566	270,447.71	649	72.63
300,000.00 - 349,999.99	15	4,894,196.86	1.86	7.255	326,279.79	625	80.50
350,000.00 - 399,999.99	14	5,152,764.39	1.96	7.071	368,054.60	653	78.78
400,000.00 - 449,999.99	12	5,043,193.49	1.92	6.924	420,266.12	668	72.41
450,000.00 - 499,999.99	9	4,245,064.49	1.61	7.466	471,673.83	681	70.54
500,000.00 - 549,999.99	4	2,135,654.34	0.81	6.573	533,913.59	726	73.67
550,000.00 - 599,999.99	6	3,488,485.28	1.33	7.667	581,414.21	657	75.31
600,000.00 - 649,999.99	2	1,239,603.29	0.47	9.267	619,801.65	677	46.76
650,000.00 - 699,999.99	3	2,034,499.00	0.77	6.832	678,166.33	708	83.66
700,000.00 - 749,999.99	1	715,000.00	0.27	7.500	715,000.00	573	65.00
750,000.00 - 799,999.99	1	768,947.69	0.29	6.500	768,947.69	793	81.80
850,000.00 - 899,999.99	1	899,515.28	0.34	6.000	899,515.28	701	78.90
1,100,000.00 - 1,149,999.99	1	1,100,000.00	0.42	6.250	1,100,000.00	726	75.86
1,150,000.00 - 1,199,999.99	1	1,176,519.63	0.45	8.500	1,176,519.63	649	57.21
1,500,000.00 - 1,549,999.99	1	1,540,000.00	0.59	11.250	1,540,000.00	629	62.86
2,000,000.00 - 4,194,893.24	6	18,532,972.38	7.05	8.700	3,088,828.73	672	64.54
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

As of the Statistical Calculation Date, the average Principal Balance of the Mortgage Loans is approximately $86,432.

Mortgage Rates of the Mortgage Loans as of the Statistical Calculation Date

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
5.625 - 5.999	4	$3,388,162.40	1.29%	5.868%	$847,040.60	747	73.98%
6.000 - 6.999	273	46,060,179.91	17.52	6.339	168,718.61	677	78.45
7.000 - 7.999	303	32,305,586.42	12.29	7.311	106,619.10	645	73.16
8.000 - 8.999	345	42,504,426.79	16.17	8.453	123,201.24	655	75.88
9.000 - 9.999	518	35,441,952.81	13.48	9.462	68,420.76	646	87.64
10.000 - 10.999	890	65,903,359.68	25.07	10.452	74,048.72	635	87.20
11.000 - 11.999	457	25,646,482.63	9.75	11.306	56,119.22	620	79.05
12.000 - 12.999	204	10,093,579.84	3.84	12.288	49,478.33	622	76.37
13.000 - 13.999	37	1,267,161.98	0.48	13.503	34,247.62	582	66.94
14.000 - 14.999	9	268,200.95	0.10	14.350	29,800.11	583	55.39
15.000 - 15.999	1	31,746.29	0.01	15.000	31,746.29	516	90.70
18.000 - 19.990	1	15,012.07	0.01	19.990	15,012.07	524	20.02
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

As of the Statistical Calculation Date, the weighted average Mortgage Rate of the Mortgage Loans is approximately 9.004% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Original Loan-to-Value Ratios of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Original Loan-to-Value Ratios (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
2.08 - 10.00	1	$9,426.34	0.00%	7.250%	$9,426.34	737	1.29%
10.01 - 20.00	6	975,652.31	0.37	10.541	162,608.72	645	15.03
20.01 - 30.00	7	485,038.12	0.18	7.347	69,291.16	642	26.45
30.01 - 40.00	29	1,711,225.17	0.65	8.264	59,007.76	623	33.71
40.01 - 50.00	47	7,159,139.48	2.72	8.167	152,322.12	661	44.56
50.01 - 60.00	108	13,925,537.62	5.30	8.970	128,940.16	618	54.59
60.01 - 70.00	150	19,670,567.03	7.48	8.894	131,137.11	626	61.57
70.01 - 80.00	384	53,925,036.62	20.51	7.664	140,429.78	669	74.40
80.01 - 90.00	608	44,128,507.88	16.78	9.368	72,579.78	641	83.36
90.01 - 95.00	1,234	94,004,717.05	35.75	9.816	76,178.86	651	92.19
95.01 - 100.00	430	24,683,896.15	9.39	8.628	57,404.41	633	91.70
100.01 - 105.00	24	1,664,376.32	0.63	8.094	69,349.01	637	94.03
105.01 - 110.00	4	151,962.64	0.06	8.340	37,990.66	638	94.73
110.01 - 115.00	4	168,679.56	0.06	8.847	42,169.89	555	86.42
115.01 - 120.00	2	92,675.82	0.04	9.000	46,337.91	652	101.34
120.01 - 125.00	2	76,646.60	0.03	8.101	38,323.30	685	92.49
135.01 - 137.94	2	92,767.06	0.04	8.488	46,383.53	664	101.84
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans are approximately 2.08% and 137.94%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 83.59%

Current Loan-to-Value Ratios of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Current Loan-to-Value Ratios (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
1.29 - 10.00	21	$117,067.36	0.04%	8.230%	$5,574.64	735	6.81%
10.01 - 20.00	49	1,637,227.18	0.62	9.656	33,412.80	665	14.46
20.01 - 30.00	53	1,158,630.74	0.44	8.271	21,860.96	637	25.34
30.01 - 40.00	54	3,079,210.32	1.17	8.368	57,022.41	650	35.89
40.01 - 50.00	96	8,253,513.51	3.14	8.483	85,974.10	649	45.64
50.01 - 60.00	156	17,691,279.66	6.73	9.024	113,405.64	627	55.55
60.01 - 70.00	237	24,124,337.25	9.18	8.920	101,790.45	628	64.45
70.01 - 80.00	419	51,374,125.49	19.54	7.608	122,611.28	667	76.41
80.01 - 90.00	683	52,033,646.18	19.79	9.415	76,183.96	642	86.19
90.01 - 95.00	1,098	88,128,350.43	33.52	9.801	80,262.61	651	93.11
95.01 - 100.00	158	13,893,489.67	5.28	8.124	87,933.48	636	97.84
100.01 - 105.00	8	896,899.09	0.34	8.801	112,112.39	596	102.58
105.01 - 110.00	4	166,731.72	0.06	9.308	41,682.93	635	107.94
110.01 - 115.00	4	260,355.52	0.10	8.343	65,088.88	607	111.94
120.01 - 121.93	2	110,987.65	0.04	12.049	55,493.83	652	120.65
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans are approximately 1.29% and 121.93%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 80.66%.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Delinquency Status of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Delinquency Status	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Current	2,826	$249,546,211.20	94.91%	8.998%	$88,303.68	650	80.73%
1 month delinquent	216	13,379,640.57	5.09	9.109	61,942.78	593	79.34
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

Number of 30-Day Delinquencies of the Mortgage Loans

			Percent of		Weighted		Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Number of 30-Day Delinquencies	Mortgage	Principal	Principal	Average	Credit	Principal	Current
of the Mortgage Loans	Loans	Balance	Balance	Coupon	Score	Balance	LTV
0	2,352	$212,537,773.72	80.84%	9.057%	$90,364.70	654	81.38%
1	267	23,678,173.46	9.01	8.695	88,682.30	642	80.48
2	115	7,753,290.89	2.95	8.818	67,419.92	612	75.92
3	59	4,558,049.06	1.73	8.075	77,255.07	621	76.68
4	40	3,170,221.51	1.21	8.263	79,255.54	613	68.70
5	44	2,421,671.72	0.92	9.362	55,037.99	583	71.79
6	36	2,220,338.23	0.84	8.687	61,676.06	595	75.03
7	31	1,709,689.23	0.65	9.813	55,151.27	568	77.78
8	36	1,483,888.39	0.56	9.600	41,219.12	577	74.04
9	22	956,475.35	0.36	9.948	43,476.15	549	78.97
10	18	1,324,663.79	0.50	8.489	73,592.43	592	79.40
11	11	596,863.40	0.23	9.961	54,260.31	548	73.15
12	11	514,753.02	0.20	10.417	46,795.73	536	81.11
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

Number of 60-Day Delinquencies of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Number of 60-Day Delinquencies	Mortgage	Principal	Principal	Average	Principal	Credit	Current
of the Mortgage Loans	Loans	Balance	Balance	Coupon	Balance	Score	LTV
0	2,866	$250,747,835.65	95.37%	9.023%	$87,490.52	650	80.89%
1	70	5,699,016.34	2.17	8.255	81,414.52	615	77.65
2	24	1,277,798.82	0.49	8.937	53,241.62	563	63.46
3	26	1,536,854.57	0.58	9.067	59,109.79	583	76.32
4	11	724,191.59	0.28	8.031	65,835.60	607	62.04
5	18	1,012,827.59	0.39	8.827	56,268.20	586	81.93
6	6	275,928.64	0.10	11.239	45,988.11	566	83.28
7	7	296,788.20	0.11	10.064	42,398.31	537	76.07
8	6	510,790.45	0.19	9.086	85,131.74	564	78.04
9	6	475,849.71	0.18	7.563	79,308.29	588	80.69
10	1	288,563.00	0.11	10.000	288,563.00	520	73.99
11	1	79,407.21	0.03	6.375	79,407.21	501	111.84
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Number of 90-Day Delinquencies of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Number of 90-Day Delinquencies	Mortgage	Principal	Principal	Average	Principal	Credit	Current
of the Mortgage Loans	Loans	Balance	Balance	Coupon	Balance	Score	LTV
0	2,965	$257,932,106.67	98.10%	9.005%	$86,992.28	649	80.74%
1	28	1,573,152.65	0.60	8.618	56,184.02	586	71.59
2	13	1,080,874.63	0.41	9.442	83,144.20	602	70.88
3	15	1,195,757.26	0.45	8.913	79,717.15	571	80.31
4	5	256,965.18	0.10	10.550	51,393.04	561	90.27
5	5	296,837.73	0.11	7.859	59,367.55	586	81.24
6	2	53,989.90	0.02	10.000	26,994.95	511	72.23
7	4	248,373.38	0.09	9.054	62,093.35	551	86.97
8	4	208,387.16	0.08	8.214	52,096.79	577	63.21
10	1	79,407.21	0.03	6.375	79,407.21	501	111.84
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

Original Terms to Maturity of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Original Terms to Maturity	Mortgage	Principal	Principal	Average	Principal	Credit	Current
(in months)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
9 - 59	33	$7,199,476.25	2.74%	9.832%	$218,165.95	650	69.87%
60 - 119	81	8,075,254.65	3.07	8.462	99,694.50	630	69.74
120 - 179	199	16,823,512.86	6.40	8.552	84,540.27	676	67.07
180 - 239	304	14,622,687.37	5.56	9.153	48,100.95	640	70.53
240 - 299	163	7,203,175.98	2.74	9.447	44,191.26	628	79.71
300 - 359	70	4,296,503.73	1.63	8.639	61,378.62	629	81.83
360 - 391	2,192	204,705,240.93	77.86	9.014	93,387.43	648	83.32
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

As of the Statistical Calculation Date, the weighted average original term to maturity of the Mortgage Loans is approximately 314 months.

Stated Remaining Terms to Maturity of the Mortgage Loans as of the Statistical Calculation Date

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Stated Remaining Terms	Mortgage	Principal	Principal	Average	Principal	Credit	Current
to Maturity (in months)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
1 - 59	207	$22,234,947.25	8.46%	9.115%	$107,415.20	642	66.42%
60 - 119	296	13,473,367.37	5.12	8.726	45,518.13	663	65.50
120 - 179	268	14,500,892.67	5.52	9.244	54,107.81	644	71.79
180 - 239	200	10,827,994.08	4.12	8.676	54,139.97	640	74.67
240 - 299	205	13,547,750.80	5.15	9.472	66,086.59	613	80.94
300 - 360	1,866	188,340,899.60	71.63	8.977	100,932.96	650	84.43
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

As of the Statistical Calculation Date, the weighted average stated remaining term to maturity of the Mortgage Loans with known remaining terms is approximately 286 months.

The stated remaining term to maturity for a Mortgage Loan generally has been calculated as the number of months remaining between (i) the stated maturity date at origination, or if the Mortgage Loan has been modified, the maturity date of such Mortgage Loan, as modified and (ii) the Statistical Calculation Date.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Remaining Terms to Maturity of the Mortgage Loans as of the Paid Through Date

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Remaining Terms	Mortgage	Principal	Principal	Average	Principal	Credit	Current
to Maturity (in months)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
2 - 59	204	$22,121,835.08	8.41%	9.119%	$108,440.37	642	66.34%
60 - 119	292	13,248,498.52	5.04	8.711	45,371.57	664	65.39
120 - 179	272	14,684,223.69	5.58	9.230	53,986.12	643	71.81
180 - 239	201	10,854,855.09	4.13	8.690	54,004.25	640	75.01
240 - 299	201	13,392,105.51	5.09	9.417	66,627.39	612	80.62
300 - 359	1,798	180,098,950.26	68.50	8.932	100,166.27	652	84.84
360 - 361	74	8,525,383.62	3.24	10.022	115,207.89	613	75.65
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

As of the Paid Through Date, the weighted average remaining term to maturity of the Mortgage Loans with known remaining terms is approximately 287 months.
The remaining term to maturity for a Mortgage Loan generally has been calculated as the number of months remaining between (i) the stated maturity date at origination, or if the Mortgage Loan has been modified, the maturity date of such Mortgage Loan, as modified and (ii) the date of the last monthly payment made by the related borrower.

Seasoning of the Mortgage Loans as of the Statistical Calculation Date

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Seasoning (in months)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
0 - 59	2,408	$229,352,230.59	87.23%	8.965%	$95,245.94	650	82.43%
60 - 119	408	25,590,383.61	9.73	9.396	62,721.53	616	72.20
120 - 179	98	4,604,691.68	1.75	8.077	46,986.65	652	59.01
180 - 239	60	2,346,815.69	0.89	10.141	39,113.59	673	59.39
240 - 299	21	606,522.81	0.23	10.362	28,882.04	653	53.19
300 - 352	47	425,207.39	0.16	8.128	9,046.97	674	24.53
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

As of the Statistical Calculation Date, the weighted average seasoning of the Mortgage Loans is approximately 26 months.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Geographic Distribution of the Mortgaged Properties

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Geographic Location	Loans	Balance	Balance	Coupon	Balance	Score	LTV
ALABAMA	53	$2,502,590.91	0.95%	9.864%	$47,218.70	595	85.10%
ALASKA	4	521,161.45	0.20	7.948	130,290.36	709	79.33
ARIZONA	25	3,653,894.76	1.39	7.177	146,155.79	666	79.01
ARKANSAS	31	2,887,807.29	1.10	7.304	93,155.07	663	92.70
CALIFORNIA	111	20,225,449.26	7.69	7.235	182,211.25	655	69.39
COLORADO	9	1,059,427.39	0.40	7.348	117,714.15	602	85.22
CONNECTICUT	8	1,568,122.68	0.60	9.236	196,015.34	621	71.48
DELAWARE	7	653,940.02	0.25	7.688	93,420.00	559	90.20
DISTRICT OF COLUMBIA	7	788,892.81	0.30	8.101	112,698.97	593	64.35
FLORIDA	162	20,357,191.32	7.74	9.456	125,661.67	627	72.88
GEORGIA	81	7,155,525.21	2.72	9.435	88,339.82	611	89.78
GUAM	1	174,310.53	0.07	6.500	174,310.53	606	94.55
HAWAII	7	918,415.10	0.35	6.970	131,202.16	683	53.45
IDAHO	2	158,871.33	0.06	7.001	79,435.67	557	91.09
ILLINOIS	57	5,581,382.39	2.12	9.556	97,918.99	664	89.82
INDIANA	15	944,774.46	0.36	9.492	62,984.96	569	87.75
IOWA	4	190,002.19	0.07	7.779	47,500.55	699	62.81
KANSAS	11	1,157,122.85	0.44	8.607	105,192.99	656	73.55
KENTUCKY	3	71,363.97	0.03	9.200	23,787.99	568	55.17
LOUISIANA	24	1,031,362.17	0.39	9.657	42,973.42	591	78.84
MAINE	2	1,104,863.47	0.42	6.258	552,431.74	726	75.66
MARYLAND	40	6,472,428.92	2.46	7.719	161,810.72	630	61.03
MASSACHUSETTS	13	6,277,530.47	2.39	8.082	482,886.96	641	58.25
MICHIGAN	22	1,446,753.10	0.55	8.615	65,761.50	627	73.17
MINNESOTA	3	380,730.62	0.14	6.828	126,910.21	731	81.26
MISSISSIPPI	24	795,047.02	0.30	9.693	33,126.96	583	63.00
MISSOURI	20	3,697,018.49	1.41	8.879	184,850.92	668	68.09
MONTANA	1	58,874.84	0.02	12.000	58,874.84	545	49.06
NEBRASKA	5	55,420.13	0.02	10.895	11,084.03	672	41.31
NEVADA	24	1,662,543.60	0.63	6.943	69,272.65	648	72.30
NEW HAMPSHIRE	4	395,722.66	0.15	6.484	98,930.67	703	86.29
NEW JERSEY	20	3,001,912.43	1.14	7.582	150,095.62	634	78.34
NEW MEXICO	3	431,567.36	0.16	8.563	143,855.79	598	80.17
NEW YORK	160	14,405,122.25	5.48	7.743	90,032.01	666	79.01
NORTH CAROLINA	32	6,730,359.68	2.56	8.868	210,323.74	620	75.50
OHIO	22	1,651,000.73	0.63	8.112	75,045.49	608	76.08
OKLAHOMA	15	661,409.80	0.25	8.269	44,093.99	605	79.98
OREGON	6	825,184.34	0.31	7.617	137,530.72	628	75.07
PENNSYLVANIA	56	3,121,840.12	1.19	7.938	55,747.15	639	78.60
PUERTO RICO	1	72,522.96	0.03	7.500	72,522.96	642	74.77
RHODE ISLAND	6	1,306,324.41	0.50	7.013	217,720.74	652	51.49
SOUTH CAROLINA	25	4,550,829.83	1.73	6.684	182,033.19	697	74.80
TENNESSEE	13	1,439,824.49	0.55	9.093	110,755.73	615	76.25
TEXAS	1,851	122,655,393.44	46.65	9.934	66,264.39	649	88.00
UTAH	6	780,350.60	0.30	6.772	130,058.43	681	83.41
VERMONT	1	80,704.68	0.03	6.500	80,704.68	792	89.67
VIRGIN ISLANDS	1	11,611.30	0.00	6.000	11,611.30	667	16.59
VIRGINIA	20	2,055,124.56	0.78	7.094	102,756.23	659	72.17
WASHINGTON	19	4,503,999.74	1.71	7.724	237,052.62	702	58.50
WEST VIRGINIA	1	107,752.43	0.04	7.750	107,752.43	565	93.70
WISCONSIN	4	584,475.21	0.22	6.917	146,118.80	636	91.18
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

No more than approximately 1.60% of the Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Loan Purpose of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Loan Purpose	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Purchase	1,875	$144,317,393.13	54.89%	8.826%	$76,969.28	648	83.43%
Refinance No Cash Out	939	78,710,693.52	29.94	9.633	83,823.95	657	82.77
Refinance With Cash Out	228	39,897,765.12	15.17	8.404	174,990.20	630	66.47
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

Amortization Types of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Amortization Types	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Fully Amortizing	2,898	$234,898,553.75	89.34%	9.008%	$81,055.40	648	82.03%
Balloon	144	28,027,298.02	10.66	8.967	194,634.01	646	69.18
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

Adjustment Type of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Adjustment Type	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Fixed Rate Loans	3,035	$258,416,755.47	98.29%	9.046%	$85,145.55	646	80.77%
Adjustable Rate Loans	7	4,509,096.30	1.71	6.558	644,156.61	727	74.10
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

Loan Type of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Loan Type	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Conventional Uninsured	2,952	$253,824,500.29	96.54%	9.078%	$85,983.91	647	80.35%
Conventional Insured	65	7,496,429.70	2.85	6.946	115,329.69	647	90.97
Uninsured FHA	22	1,543,813.58	0.59	6.798	70,173.34	684	81.83
Uninsured VA	3	61,108.20	0.02	7.875	20,369.40	568	60.92
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Credit Scores of the Mortgage Loans
			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Credit Scores	Loans	Balance	Balance	Coupon	Balance	Score	LTV
N/A	184	$19,678,493.85	7.48%	9.259%	$106,948.34	N/A	76.15%
500 - 520	113	7,824,344.33	2.98	9.796	69,241.99	510	77.36
521 - 540	143	9,353,202.32	3.56	9.628	65,407.01	530	76.51
541 - 560	170	11,947,405.19	4.54	9.264	70,278.85	549	79.50
561 - 580	186	13,471,703.17	5.12	9.223	72,428.51	571	79.64
581 - 600	243	17,040,174.28	6.48	9.533	70,124.17	591	81.69
601 - 620	274	19,629,586.55	7.47	9.453	71,640.83	611	83.48
621 - 640	252	29,860,884.27	11.36	9.625	118,495.57	631	77.58
641 - 660	313	28,319,270.39	10.77	8.899	90,476.90	650	82.70
661 - 680	291	22,086,444.94	8.40	9.082	75,898.44	672	83.47
681 - 700	288	25,730,240.78	9.79	8.872	89,341.11	691	85.51
701 - 720	277	27,235,703.73	10.36	8.670	98,323.84	710	82.46
721 - 740	117	12,550,966.16	4.77	7.805	107,273.22	730	80.80
741 - 760	88	9,503,357.12	3.61	7.293	107,992.69	748	76.75
761 - 780	49	4,870,602.70	1.85	7.188	99,400.06	769	77.88
781 - 800	31	3,282,136.27	1.25	7.314	105,875.36	789	70.18
801 - 820	19	477,121.67	0.18	8.537	25,111.67	810	60.06
821 - 825	4	64,214.05	0.02	10.314	16,053.51	823	61.68
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

As of the Statistical Calculation Date, the weighted average credit score of the Mortgage Loans is approximately 648.

Mortgaged Property Type of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Mortgaged Property Type	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Single Family	2,402	$199,615,361.42	75.92%	9.186%	$83,103.81	645	83.37%
Single Family (OTHER)(1)	399	18,385,747.82	6.99	9.340	46,079.57	647	72.48
Condo	114	12,375,279.17	4.71	7.226	108,555.08	668	70.71
Commercial (Other)(2)	4	11,938,079.14	4.54	9.338	2,984,519.79	673	66.86
PUD	57	11,444,571.86	4.35	7.543	200,781.96	636	75.25
2 to 4 Family	66	9,166,812.36	3.49	8.141	138,891.10	676	76.09
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

(1) Single Family (Other) includes the following property types: co-op, duplex, improved land with real estate, lot loans (land) and town house/row house.
(2) Commercial (Other) includes the following property types: mixed-use, mobile home park, nursing home/ACLF and retail.

Occupancy Types of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Occupancy Types	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Owner Occupied	2,512	$213,707,268.61	81.28%	9.067%	$85,074.55	645	82.40%
Investment	510	46,558,771.33	17.71	8.802	91,291.71	660	72.84
Second Home	20	2,659,811.83	1.01	7.426	132,990.59	636	77.46
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Documentation Levels of the Mortgage Loans
			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Documentation Levels	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Limited Documentation	1,718	$154,588,719.88	58.80%	9.318%	$89,981.79	655	83.51%
Stated Documentation	584	51,177,558.45	19.46	8.662	87,632.81	637	77.98
Full Documentation	491	27,018,131.90	10.28	8.968	55,026.75	634	74.71
Alternative	182	25,034,139.13	9.52	7.647	137,550.22	644	77.90
No Income Verified	35	3,875,681.80	1.47	9.541	110,733.77	610	62.67
No Assets Verified	32	1,231,620.61	0.47	10.466	38,488.14	624	76.89
Total:	3,042	$262,925,851.77	100.00%	9.004%	$86,431.90	648	80.66%

Indices of the Adjustable Rate Mortgage Loans
			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Indices	Loans	Balance	Balance	Coupon	Balance	Score	LTV
6 MO LIBOR	3	$1,439,520.00	31.92%	6.924%	$479,840.00	703	79.54%
1 YR LIBOR	2	2,771,759.25	61.47	5.841	1,385,879.63	749	71.85
1 YR CMT	1	88,199.71	1.96	6.000	88,199.71	729	90.00
PRIME	1	209,617.34	4.65	13.750	209,617.34	591	59.89
Total:	7	$4,509,096.30	100.00%	6.558%	$644,156.61	727	74.10%

Frequency of Mortgage Rate Adjustment of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
Frequency of	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Mortgage Rate Adjustment	Mortgage	Principal	Principal	Average	Principal	Credit	Current
(in months)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
6	4	$1,649,137.34	36.57%	7.792%	$412,284.34	689	77.04%
12	3	2,859,958.96	63.43	5.846	953,319.65	749	72.41
Total:	7	$4,509,096.30	100.00%	6.558%	$644,156.61	727	74.10%

Gross Margins of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Gross Margins (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
2.250 - 2.999	6	$4,299,478.96	95.35%	6.207%	$716,579.83	733	74.79%
7.000 - 7.000	1	209,617.34	4.65	13.750	209,617.34	591	59.89
Total:	7	$4,509,096.30	100.00%	6.558%	$644,156.61	727	74.10%

As of the Statistical Calculation Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans is approximately 2.501% per annum.

Maximum Mortgage Rates of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Maximum Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
10.625 - 10.999	2	$2,771,759.25	61.47%	5.841%	$1,385,879.63	749	71.85%
11.000 - 11.999	1	88,199.71	1.96	6.000	88,199.71	729	90.00
12.000 - 12.999	2	848,000.00	18.81	6.348	424,000.00	735	80.00
13.000 - 13.999	1	591,520.00	13.12	7.750	591,520.00	656	78.87
19.000 - 19.750	1	209,617.34	4.65	13.750	209,617.34	591	59.89
Total:	7	$4,509,096.30	100.00%	6.558%	$644,156.61	727	74.10%

As of the Statistical Calculation Date, the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans with Maximum Mortgage Rate is approximately 11.924% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Minimum Mortgage Rates of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Minimum Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
No Minimum Rate	1	$591,520.00	13.12%	7.750%	$591,520.00	656	78.87%
2.250 - 2.999	5	3,707,958.96	82.23	5.961	741,591.79	746	74.14
13.000 - 13.750	1	209,617.34	4.65	13.75	209,617.34	591	59.89
Total:	7	$4,509,096.30	100.00%	6.558%	$644,156.61	727	74.10%

As of the Statistical Calculation Date, the weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans with Maximum Mortgage Rate is approximately 2.900% per annum.

Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Months to Next Rate Adjustment	Loans	Balance	Balance	Coupon	Balance	Score	LTV
70 - 72	1	$371,759.25	8.24%	5.625%	$371,759.25	772	79.95%
79 - 84	3	889,337.05	19.72	8.991	296,445.68	648	75.50
109 - 114	1	180,000.00	3.99	6.250	180,000.00	737	80.00
115 - 117	2	3,068,000.00	68.04	5.984	1,534,000.00	744	72.64
Total:	7	$4,509,096.30	100.00%	6.558%	$644,156.61	727	74.10%

As of each loan’s as of date, the weighted average Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans is approximately 106 months.

Periodic Caps of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Periodic Caps (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
1.000 - 1.249	1	$180,000.00	3.99%	6.250%	$180,000.00	737	80.00%
1.500 - 1.749	1	209,617.34	4.65	13.750	209,617.34	591	59.89
2.000 - 2.000	5	4,119,478.96	91.36	6.205	823,895.79	733	74.57
Total:	7	$4,509,096.30	100.00%	6.558%	$644,156.61	727	74.10%

As of the Statistical Calculation Date, the weighted average Periodic Cap of the Adjustable Rate Mortgage Loans is approximately 1.937% per annum.

Initial Periodic Caps of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Initial Periodic Caps (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
1.000 - 1.249	1	$180,000.00	3.99%	6.250%	$180,000.00	737	80.00%
1.750 - 1.999	1	209,617.34	4.65	13.750	209,617.34	591	59.89
2.000 - 2.000	5	4,119,478.96	91.36	6.205	823,895.79	733	74.57
Total:	7	$4,509,096.30	100.00%	6.558%	$644,156.61	727	74.10%

As of the Statistical Calculation Date, the weighted average Initial Periodic Cap of the Adjustable Rate Mortgage Loans is approximately 1.960% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

POOL II

Mortgage Loan Characteristics
Aggregate Outstanding Principal Balance		$516,864,058
Aggregate Original Principal Balance		$583,165,920
Number of Mortgage Loans		3,595
	Minimum	Maximum	Average (1)
Original Principal Balance	$5,000	$5,000,000	$162,216
Outstanding Principal Balance	$3,074	$4,742,983	$143,773
	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	31	480	342
Remaining Term (mos)	4	480	298
Loan Age (mos)	0	378	44
Current Interest Rate	1.000%	15.000%	7.387%
Periodic Rate Cap(3)(4)	0.250%	7.500%	1.595%
Gross Margin(3)	-0.375%	13.875%	4.476%
Maximum Mortgage Rate(3)(4)	7.700%	25.000%	13.950%
Minimum Mortgage Rate(3)(4)	0.150%	15.000%	5.349%
Months to Roll(3)	1	60	19
Current Loan-to-Value	0.17%	122.19%	65.54%
Credit Score(4)	500	842	662
	Earliest	Latest
Maturity Date	4/7/06	10/1/45

	Percent of		Percent of
Lien Position	Mortgage Pool	Year of Origination	Mortgage Pool
1st Lien	100.00%	1984 and prior	0.61%
		1985	0.74%
	Percent of	1986	0.73%
Loan Type	Mortgage Pool	1987	1.65%
Adjustable Rate	89.37%	1988	3.02%
Fixed Rate	10.63%	1989	1.97%
		1990	0.57%
	Percent of	1991	0.26%
Occupancy	Mortgage Pool	1992	1.81%
Primary	78.17%	1993	1.79%
Investment	18.80%	1994	3.97%
Second Home	3.03%	1995	0.67%
		1996	0.89%
	Percent of	1997	1.60%
Property Type	Mortgage Pool	1998	2.54%
Single Family	64.79%	1999	1.53%
PUD	10.12%	2000	0.96%
Single Family (OTHER)(5)	8.95%	2001	2.19%
Condo	7.05%	2002	1.80%
2 to 4 Family	5.64%	2003	3.30%
Commercial (Other)(6)	3.44%	2004	6.72%
		2005	60.61%
		2006	0.09%
		Loan Purpose	% Mortgage Pool
		Refinance With Cash Out	43.67%
		Purchase	40.02%
		Refinance No Cash Out	16.31%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) ARM loans only.
(4) Minimum and Weighting only for loans with values.
(5) Single Family (Other) includes the following property types: co-op, duplex, improved land with real estate, lot loans (land) and town house/row house.
(6) Commercial (Other) includes the following property types: commercial condo, motel and retail.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Mortgage Loan Characteristics (cont.)
Category	A/Alt A	Insured	Subprime	Total
% of Total	53.22%	0.30%	46.48%	100.00%
Fixed	16.04%	22.86%	4.35%	10.63%
ARM	83.96%	77.14%	95.65%	89.37%
Current Balance	$275,071,044	$1,541,561	$240,251,453	$516,864,058
No. of Loans	2,147	22	1,426	3,595
Average Current Balance	128,119	70,071	168,479	143,773
% => $200K	61.89%	20.41%	62.44%	62.03%
% => $500K	32.71%	0.00%	24.75%	28.91%
WAC	6.478%	6.732%	8.432%	7.387%
WAM	274	288	325	298
WA AGE	59	69	28	44
WA OTERM	333	357	353	342
BALLOON	1.58%	0.00%	1.39%	1.49%
Fully Amortizing	98.42%	100.00%	98.61%	98.51%
First Lien	100.00%	100.00%	100.00%	100.00%
NZ WA FICO	726	610	582	662
% below 640	0.00%	62.64%	82.16%	38.38%
WA Current LTV	65.36%	80.36%	65.65%	65.54%
wa MARGIN	3.533%	3.028%	5.431%	4.476%
wa Lifetime Cap (non-zero)	12.947%	13.299%	14.973%	13.950%
wa MTR	19	26	20	19
Property Type:
SINGLE FAMILY	55.67%	50.22%	75.33%	64.79%
SINGLE FAMILY (OTHER)1	14.12%	8.80%	3.04%	8.95%
CONDO	8.25%	0.00%	5.73%	7.05%
PUD	10.12%	40.98%	9.91%	10.12%
COMMERCIAL (OTHER)2	6.47%	0.00%	0.00%	3.44%
2-4 FAMILY	5.37%	0.00%	5.99%	5.64%
Occupancy Status:
Owner Occupied	71.22%	70.59%	86.18%	78.17%
Investment	24.08%	29.41%	12.68%	18.80%
Second Home	4.70%	0.00%	1.14%	3.03%
Loan Purpose:
Purchase	50.74%	82.14%	27.49%	40.02%
Refinance With Cash Out	29.96%	0.00%	59.64%	43.67%
Refinance No Cash Out	19.31%	17.86%	12.87%	16.31%
Insurance:
Conventional Insured	2.13%	100.00%	0.00%	1.43%
Non-MI	97.87%	0.00%	100.00%	98.57%
States > 5% of Total:
TX	3.13%	7.40%	2.38%	2.80%
CA	29.65%	0.00%	48.86%	38.49%
FL	12.18%	13.05%	12.57%	12.36%
Other	55.04%	79.55%	36.19%	46.35%
Delinquency Status:
Current	100.00%	63.22%	81.03%	91.07%
1 Month Delinquent	0.00%	36.78%	18.97%	8.93%

(1) Single Family (Other) includes the following property types: co-op, duplex, improved land with real estate, lot loans (land) and town house/row house.
(2) Commercial (Other) includes the following property types: commercial condo, motel and retail.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Mortgage Loan Characteristics (cont.)
Index:(1)
1 MO CD	0.91%	0.00%	0.00%	0.45%
6 MO CD	0.18%	0.00%	1.98%	1.07%
1 MO LIBOR	0.94%	0.00%	0.09%	0.52%
1 YR CMT	31.68%	48.99%	10.74%	21.31%
1 YR LIBOR	5.32%	0.00%	2.89%	4.10%
2 YR CMT	0.00%	0.00%	0.57%	0.28%
3 MO CMT	0.00%	0.00%	0.01%	0.00%
3 YR CMT	0.20%	2.86%	0.24%	0.23%
5 YR CMT	0.07%	0.00%	0.00%	0.04%
6 MO CMT	0.06%	0.00%	0.03%	0.04%
6 MO LIBOR	46.50%	41.40%	72.59%	59.46%
COFI	3.08%	6.75%	0.66%	1.89%
FNMA 30 YR	0.00%	0.00%	0.01%	0.01%
PRIME	10.10%	0.00%	10.02%	10.04%
OTHER	0.96%	0.00%	0.16%	0.56%

(1) For Adjustable Rate Loans only.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Original Principal Balances of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Original Principal Balances ($)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
5,000.00 - 49,999.99	849	$16,957,386.47	3.28%	6.728%	$19,973.36	695	48.29%
50,000.00 - 99,999.99	1,042	56,054,847.57	10.85	6.877	53,795.44	677	60.33
100,000.00 - 149,999.99	554	56,838,924.78	11.00	7.178	102,597.34	663	65.32
150,000.00 - 199,999.99	343	52,990,394.40	10.25	7.636	154,490.95	643	66.21
200,000.00 - 249,999.99	246	50,004,060.81	9.67	7.973	203,268.54	627	68.33
250,000.00 - 299,999.99	137	34,617,828.87	6.70	7.496	252,684.88	653	68.84
300,000.00 - 349,999.99	124	37,317,287.48	7.22	7.411	300,945.87	645	70.36
350,000.00 - 399,999.99	55	19,541,062.34	3.78	7.213	355,292.04	685	69.37
400,000.00 - 449,999.99	53	20,708,239.32	4.01	6.929	390,721.50	677	72.26
450,000.00 - 499,999.99	39	17,231,187.64	3.33	7.471	441,825.32	660	70.50
500,000.00 - 549,999.99	25	11,456,075.08	2.22	7.067	458,243.00	674	69.61
550,000.00 - 599,999.99	13	7,259,525.32	1.40	7.605	558,425.02	638	74.29
600,000.00 - 649,999.99	18	11,076,838.80	2.14	6.525	615,379.93	691	71.88
650,000.00 - 699,999.99	11	7,030,693.15	1.36	7.424	639,153.92	680	64.02
700,000.00 - 749,999.99	9	6,537,035.20	1.26	6.548	726,337.24	652	71.71
750,000.00 - 799,999.99	13	9,279,216.03	1.80	7.337	713,785.85	640	66.21
800,000.00 - 849,999.99	6	4,508,077.66	0.87	6.175	751,346.28	632	69.79
850,000.00 - 899,999.99	6	4,646,925.08	0.90	6.113	774,487.51	679	71.00
900,000.00 - 949,999.99	8	6,441,549.72	1.25	7.015	805,193.72	697	57.48
950,000.00 - 999,999.99	4	3,947,041.61	0.76	7.567	986,760.40	674	66.32
1,000,000.00 - 1,049,999.99	7	7,023,536.10	1.36	7.145	1,003,362.30	658	59.45
1,100,000.00 - 1,149,999.99	2	2,233,491.28	0.43	9.250	1,116,745.64	556	61.22
1,150,000.00 - 1,199,999.99	1	1,190,000.00	0.23	7.750	1,190,000.00	747	59.50
1,200,000.00 - 1,249,999.99	1	1,186,744.02	0.23	9.000	1,186,744.02	530	62.46
1,350,000.00 - 1,399,999.99	1	1,384,081.94	0.27	1.000	1,384,081.94	752	75.84
1,400,000.00 - 1,449,999.99	4	5,614,148.21	1.09	8.996	1,403,537.05	637	61.40
1,500,000.00 - 1,549,999.99	1	1,429,390.52	0.28	7.875	1,429,390.52	752	58.94
1,600,000.00 - 1,649,999.99	2	3,264,045.60	0.63	6.182	1,632,022.80	738	60.31
1,950,000.00 - 1,999,999.99	2	3,778,144.57	0.73	8.799	1,889,072.29	625	59.97
2,000,000.00 - 5,000,000.00	19	55,316,278.82	10.70	8.095	2,911,383.10	683	60.80
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

As of the Statistical Calculation Date, the average Original Principal Balance of the Mortgage Loans is approximately $162,216.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Principal Balances of the Mortgage Loans as of the Statistical Calculation Date

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Principal Balances ($)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
3,073.84 - 49,999.99	1,356	$34,867,652.13	6.75%	6.238%	$25,713.61	710	47.23%
50,000.00 - 99,999.99	804	58,014,548.85	11.22	6.848	72,157.40	678	61.17
100,000.00 - 149,999.99	430	53,199,101.34	10.29	7.385	123,718.84	657	66.95
150,000.00 - 199,999.99	290	50,196,327.88	9.71	7.653	173,090.79	640	66.93
200,000.00 - 249,999.99	214	47,613,195.59	9.21	8.025	222,491.57	627	68.84
250,000.00 - 299,999.99	121	32,960,503.09	6.38	7.615	272,400.85	652	68.62
300,000.00 - 349,999.99	113	36,562,743.82	7.07	7.379	323,564.10	644	71.03
350,000.00 - 399,999.99	49	18,360,134.16	3.55	7.357	374,696.62	679	72.29
400,000.00 - 449,999.99	47	20,008,524.43	3.87	7.144	425,713.29	663	69.63
450,000.00 - 499,999.99	33	15,640,770.46	3.03	7.686	473,962.74	665	74.23
500,000.00 - 549,999.99	17	8,842,310.64	1.71	7.047	520,135.92	683	74.01
550,000.00 - 599,999.99	13	7,517,259.42	1.45	7.781	578,250.72	625	72.89
600,000.00 - 649,999.99	18	11,285,874.61	2.18	6.434	626,993.03	682	73.17
650,000.00 - 699,999.99	9	6,060,654.73	1.17	7.472	673,406.08	683	70.13
700,000.00 - 749,999.99	12	8,787,525.53	1.70	6.665	732,293.79	634	67.14
750,000.00 - 799,999.99	13	10,144,379.96	1.96	6.985	780,336.92	657	70.75
800,000.00 - 849,999.99	3	2,441,745.40	0.47	6.249	813,915.13	622	67.99
850,000.00 - 899,999.99	7	6,146,427.90	1.19	7.202	878,061.13	672	64.92
900,000.00 - 949,999.99	2	1,847,475.78	0.36	6.748	923,737.89	685	72.54
950,000.00 - 999,999.99	7	6,911,540.24	1.34	6.879	987,362.89	707	59.76
1,000,000.00 - 1,049,999.99	4	4,059,037.47	0.79	8.008	1,014,759.37	590	65.62
1,100,000.00 - 1,149,999.99	2	2,233,491.28	0.43	9.250	1,116,745.64	556	61.22
1,150,000.00 - 1,199,999.99	2	2,376,744.02	0.46	8.374	1,188,372.01	639	60.98
1,350,000.00 - 1,399,999.99	2	2,740,577.87	0.53	5.455	1,370,288.94	687	61.46
1,400,000.00 - 1,449,999.99	4	5,687,042.80	1.10	8.474	1,421,760.70	670	64.27
1,600,000.00 - 1,649,999.99	2	3,264,045.60	0.63	6.182	1,632,022.80	738	60.31
1,750,000.00 - 1,799,999.99	1	1,798,144.57	0.35	6.375	1,798,144.57	600	59.94
1,950,000.00 - 1,999,999.99	1	1,980,000.00	0.38	11.000	1,980,000.00	648	60.00
2,000,000.00 - 4,742,983.43	19	55,316,278.82	10.70	8.095	2,911,383.10	683	60.80
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

As of the Statistical Calculation Date, the average Principal Balance of the Mortgage Loans is approximately $143,773.

Mortgage Rates of the Mortgage Loans as of the Statistical Calculation Date

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
1.000 - 1.999	8	$3,460,396.20	0.67%	1.110%	$432,549.53	736	75.96%
2.000 - 2.999	3	364,706.40	0.07	2.000	121,568.80	660	88.28
3.000 - 3.999	331	16,119,935.92	3.12	3.547	48,700.71	711	65.01
4.000 - 4.999	349	24,233,372.59	4.69	4.260	69,436.60	725	58.60
5.000 - 5.999	808	102,543,482.98	19.84	5.525	126,910.25	718	66.08
6.000 - 6.999	820	123,585,785.75	23.91	6.449	150,714.37	686	68.88
7.000 - 7.999	289	61,186,635.17	11.84	7.499	211,718.46	664	70.47
8.000 - 8.999	268	56,711,163.00	10.97	8.524	211,608.82	621	66.12
9.000 - 9.999	244	38,827,061.00	7.51	9.361	159,127.30	616	62.00
10.000 - 10.999	291	55,391,691.67	10.72	10.627	190,349.46	578	58.54
11.000 - 11.999	149	30,679,900.44	5.94	11.344	205,905.37	579	61.64
12.000 - 12.999	22	3,141,434.24	0.61	12.295	142,792.47	593	59.09
13.000 - 13.999	8	342,157.97	0.07	13.265	42,769.75	578	55.60
14.000 - 14.999	4	201,909.18	0.04	14.317	50,477.30	643	63.99
15.000 - 15.000	1	74,425.88	0.01	15.000	74,425.88	616	57.25
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

As of the Statistical Calculation Date, the weighted average Mortgage Rate of the Mortgage Loans is approximately 7.387% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Original Loan-to-Value Ratios of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Original Loan-to-Value Ratios	Mortgage	Principal	Principal	Average	Principal	Credit	Current
(%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
1.01 - 10.00	60	$596,838.35	0.12%	3.846%	$9,947.31	768	3.46%
10.01 - 20.00	77	1,325,439.23	0.26	4.659	17,213.50	747	10.55
20.01 - 30.00	90	4,750,573.46	0.92	6.050	52,784.15	697	19.51
30.01 - 40.00	111	10,323,357.19	2.00	7.451	93,003.22	665	33.41
40.01 - 50.00	209	25,592,612.70	4.95	8.051	122,452.69	650	43.23
50.01 - 60.00	328	79,579,818.99	15.40	8.850	242,621.40	637	54.49
60.01 - 70.00	661	139,306,289.77	26.95	8.464	210,750.82	632	63.29
70.01 - 80.00	1,045	159,629,540.14	30.88	6.368	152,755.54	690	71.62
80.01 - 90.00	384	51,005,845.44	9.87	6.656	132,827.72	669	79.82
90.01 - 95.00	156	16,759,406.56	3.24	6.481	107,432.09	674	85.75
95.01 - 100.00	335	17,558,476.56	3.40	6.052	52,413.36	686	78.20
100.01 - 105.00	45	4,283,732.62	0.83	4.439	95,194.06	712	80.60
105.01 - 110.00	33	2,220,453.91	0.43	3.832	67,286.48	703	81.18
110.01 - 115.00	21	1,414,380.63	0.27	3.883	67,351.46	680	79.26
115.01 - 120.00	27	1,731,995.97	0.34	4.321	64,148.00	731	83.35
120.01 - 125.00	12	696,778.90	0.13	3.984	58,064.91	750	87.73
135.01 - 137.10	1	88,517.97	0.02	3.875	88,517.97	549	71.39
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans are approximately 1.01% and 137.10%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 70.89%.

Current Loan-to-Value Ratios of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Current Loan-to-Value Ratios	Mortgage	Principal	Principal	Average	Principal	Credit	Current
(%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
0.17 - 10.00	162	$1,497,317.41	0.29%	4.235%	$9,242.70	764	5.20%
10.01 - 20.00	173	5,289,357.28	1.02	5.060	30,574.32	752	14.86
20.01 - 30.00	193	7,801,727.38	1.51	6.155	40,423.46	703	25.40
30.01 - 40.00	280	18,396,289.73	3.56	6.900	65,701.03	694	35.88
40.01 - 50.00	442	43,672,809.92	8.45	7.470	98,807.26	688	46.21
50.01 - 60.00	651	102,134,378.99	19.76	8.211	156,888.45	651	56.19
60.01 - 70.00	718	144,743,381.41	28.00	8.269	201,592.45	637	64.96
70.01 - 80.00	570	121,886,204.63	23.58	6.387	213,835.45	676	77.16
80.01 - 90.00	255	47,466,273.92	9.18	6.516	186,142.25	667	85.61
90.01 - 95.00	85	13,764,762.73	2.66	6.674	161,938.39	653	93.50
95.01 - 100.00	51	6,923,996.75	1.34	7.043	135,764.64	660	98.32
100.01 - 105.00	11	2,855,425.09	0.55	6.077	259,584.10	725	100.59
105.01 - 110.00	1	161,755.41	0.03	3.875	161,755.41	526	107.84
110.01 - 115.00	1	100,636.34	0.02	5.710	100,636.34	535	113.07
115.01 - 120.00	1	121,600.00	0.02	9.500	121,600.00	763	117.49
120.01 - 122.19	1	48,141.40	0.01	3.625	48,141.40	716	122.19
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans are approximately 0.17% and 122.19%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans is approximately 65.54%.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Delinquency Status of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Delinquency Status	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Current	3,292	$470,731,116.42	91.07%	7.329%	$142,992.44	667	65.50%
1 month delinquent	303	46,132,941.97	8.93	7.980	152,253.93	611	65.98
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

Number of 30-Day Delinquencies of the Mortgage Loans

			Percent of		Weighted		Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Number of 30-Day Delinquencies	Mortgage	Principal	Principal	Average	Credit	Principal	Current
of the Mortgage Loans	Loans	Balance	Balance	Coupon	Score	Balance	LTV
0	2,812	$407,440,937.76	78.83%	7.426%	$144,893.65	670	65.04%
1	328	57,122,988.84	11.05	6.871	174,155.45	656	66.83
2	138	19,447,324.89	3.76	7.941	140,922.64	611	65.08
3	91	13,602,249.37	2.63	7.664	149,475.27	616	68.99
4	48	5,791,558.96	1.12	7.037	120,657.48	609	74.32
5	49	4,021,338.64	0.78	7.590	82,068.14	603	70.11
6	22	1,552,431.76	0.30	6.944	70,565.08	541	71.52
7	28	2,222,073.00	0.43	7.610	79,359.75	572	65.39
8	17	1,382,252.43	0.27	7.959	81,308.97	554	68.65
9	22	1,655,246.88	0.32	6.843	75,238.49	564	64.51
10	15	886,826.84	0.17	7.861	59,121.79	563	62.97
11	12	893,632.97	0.17	6.372	74,469.41	580	82.42
12	13	845,196.05	0.16	8.564	65,015.08	566	67.04
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

Number of 60-Day Delinquencies of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Number of 60-Day Delinquencies	Mortgage	Principal	Principal	Average	Principal	Credit	Current
of the Mortgage Loans	Loans	Balance	Balance	Coupon	Balance	Score	LTV
0	3,425	$502,279,866.89	97.18%	7.385%	$146,651.06	664	65.35%
1	72	7,376,388.77	1.43	7.593	102,449.84	589	74.20
2	29	2,353,211.60	0.46	6.960	81,145.23	553	69.12
3	21	1,318,906.44	0.26	6.757	62,805.07	561	68.90
4	16	1,342,054.25	0.26	7.739	83,878.39	577	70.62
5	13	760,809.60	0.15	7.116	58,523.82	549	69.54
6	5	415,288.67	0.08	8.460	83,057.73	601	65.78
7	6	435,428.79	0.08	6.601	72,571.47	579	75.45
8	3	236,712.91	0.05	9.721	78,904.30	586	75.85
9	2	72,004.10	0.01	8.684	36,002.05	547	70.73
10	3	273,386.37	0.05	8.625	91,128.79	601	74.39
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Number of 90-Day Delinquencies of the Mortgage Loans

			Percent of			Weighted	Weighted
Number of 90-Day	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Delinquencies of the	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Mortgage Loans	Loans	Balance	Balance	Coupon	Balance	Score	LTV
0	3,536	$513,032,572.12	99.26%	7.387%	$145,088.40	662	65.52%
1	23	1,299,188.38	0.25	7.505	56,486.45	569	64.27
2	9	558,580.90	0.11	7.291	62,064.54	563	62.77
3	12	661,857.18	0.13	6.016	55,154.77	549	59.62
4	6	439,337.87	0.09	9.190	73,222.98	585	81.78
5	4	510,975.68	0.10	8.250	127,743.92	586	76.24
6	4	241,663.49	0.05	7.509	60,415.87	602	68.91
9	1	119,882.77	0.02	4.875	119,882.77	635	94.88
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

Original Terms to Maturity of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Original Terms to Maturity	Mortgage	Principal	Principal	Average	Principal	Credit	Current
(in months)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
31 - 59	5	$6,841,820.63	1.32%	7.240%	$1,368,364.13	662	61.25%
60 - 119	15	2,589,598.02	0.50	8.560	172,639.87	630	60.47
120 - 179	52	2,627,777.39	0.51	4.818	50,534.18	707	61.43
180 - 239	155	17,462,213.25	3.38	7.943	112,659.44	713	56.98
240 - 299	86	18,883,947.56	3.65	7.804	219,580.79	737	63.44
300 - 359	182	17,089,336.77	3.31	5.926	93,897.45	712	71.11
360 - 419	3,095	450,931,079.83	87.24	7.414	145,696.63	654	65.86
420 - 480	5	438,284.94	0.08	7.159	87,656.99	714	71.74
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

As of the Statistical Calculation Date, the weighted average original term to maturity of the Mortgage Loans is approximately 342 months.

Stated Remaining Terms to Maturity of the Mortgage Loans as of the Statistical Calculation Date

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Stated Remaining Terms	Mortgage	Principal	Principal	Average	Principal	Credit	Current
to Maturity (in months)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
3 - 59	207	$11,331,973.13	2.19%	7.456%	$54,743.83	669	55.11%
60 - 119	279	10,660,504.76	2.06	5.699	38,209.69	709	46.42
120 - 179	849	56,284,530.45	10.89	6.338	66,295.09	733	51.00
180 - 239	552	56,479,368.52	10.93	7.475	102,317.70	706	58.46
240 - 299	366	40,002,117.02	7.74	5.791	109,295.40	697	70.00
300 - 359	1,306	332,014,629.28	64.24	7.721	254,222.53	638	69.70
360 - 419	33	9,690,338.46	1.87	9.892	293,646.62	600	63.33
420 - 477	3	400,596.77	0.08	7.289	133,532.26	723	76.20
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

As of the Statistical Calculation Date, the weighted average stated remaining term to maturity of the Mortgage Loans with known remaining terms is approximately 297 months.
The stated remaining term to maturity for a Mortgage Loan generally has been calculated as the number of months remaining between (i) the stated maturity date at origination, or if the Mortgage Loan has been modified, the maturity date of such Mortgage Loan, as modified and (ii) the Statistical Calculation Date.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Remaining Terms to Maturity of the Mortgage Loans as of the Paid Through Date

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Remaining Terms	Mortgage	Principal	Principal	Average	Principal	Credit	Current
to Maturity (in months)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
4 - 59	204	$10,647,696.40	2.06%	7.317%	$52,194.59	679	54.78%
60 - 119	272	10,919,180.12	2.11	5.918	40,144.04	698	47.65
120 - 179	854	56,335,326.92	10.90	6.343	65,966.42	732	50.93
180 - 239	552	55,557,091.55	10.75	7.409	100,646.90	705	58.11
240 - 299	363	40,294,466.95	7.80	5.843	111,004.04	701	70.12
300 - 359	1,221	301,171,332.22	58.27	7.504	246,659.57	643	70.54
360 - 419	126	41,538,367.46	8.04	9.826	329,669.58	590	61.96
420 - 480	3	400,596.77	0.08	7.289	133,532.26	723	76.20
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

As of the Paid Through Date, the weighted average remaining term to maturity of the Mortgage Loans with known remaining terms is approximately 298 months
The remaining term to maturity for a Mortgage Loan generally has been calculated as the number of months remaining between (i) the stated maturity date at origination, or if the Mortgage Loan has been modified, the maturity date of such Mortgage Loan, as modified and (ii) the date of the last monthly payment made by the related borrower.

Seasoning of the Mortgage Loans as of the Statistical Calculation Date

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Seasoning (in months)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
0 - 59	1,442	$387,277,943.75	74.93%	7.798%	$268,570.00	646	68.80%
60 - 119	433	39,236,459.85	7.59	5.713	90,615.38	694	68.49
120 - 179	661	43,151,370.03	8.35	6.926	65,281.95	695	54.13
180 - 239	805	40,761,958.49	7.89	5.791	50,635.97	741	47.75
240 - 299	204	5,983,105.59	1.16	6.184	29,328.95	716	42.20
300 - 359	49	444,925.68	0.09	4.450	9,080.12	750	21.46
360 - 378	1	8,295.00	0.00	5.000	8,295.00	750	27.20
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

As of the Statistical Calculation Date, the weighted average seasoning of the Mortgage Loans is approximately 44 months.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Geographic Distribution of the Mortgaged Properties

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Geographic Location	Loans	Balance	Balance	Coupon	Balance	Score	LTV
ALABAMA	52	$3,185,326.29	0.62%	4.896%	$61,256.27	696	73.24%
ALASKA	2	322,540.33	0.06	7.757	161,270.17	713	87.96
ARIZONA	71	12,244,479.03	2.37	7.974	172,457.45	668	71.85
ARKANSAS	8	582,142.65	0.11	6.173	72,767.83	645	80.64
CALIFORNIA	943	198,957,178.80	38.49	7.847	210,983.22	638	64.35
COLORADO	25	5,488,383.68	1.06	6.753	219,535.35	701	68.56
CONNECTICUT	44	7,122,243.21	1.38	8.206	161,869.16	616	69.42
DELAWARE	1	4,684.11	0.00	4.000	4,684.11	821	5.71
DISTRICT OF COLUMBIA	14	2,220,889.34	0.43	8.555	158,634.95	660	57.48
FLORIDA	319	63,892,533.92	12.36	7.549	200,290.07	665	66.66
GEORGIA	106	10,734,644.82	2.08	6.313	101,270.23	682	72.65
GUAM	2	11,599.08	0.00	3.813	5,799.54	658	6.67
HAWAII	4	1,744,449.44	0.34	8.598	436,112.36	567	64.09
IDAHO	3	253,796.48	0.05	6.042	84,598.83	681	70.01
ILLINOIS	61	5,436,128.18	1.05	6.455	89,116.86	697	63.43
INDIANA	27	3,018,437.65	0.58	6.407	111,793.99	679	63.95
IOWA	13	711,312.05	0.14	6.615	54,716.31	701	74.65
KANSAS	19	2,343,829.05	0.45	5.533	123,359.42	709	68.85
KENTUCKY	19	1,813,170.82	0.35	6.069	95,430.04	660	73.61
LOUISIANA	19	1,133,250.08	0.22	6.265	59,644.74	658	58.47
MAINE	10	802,913.18	0.16	7.586	80,291.32	669	64.35
MARYLAND	45	9,019,359.22	1.75	8.329	200,430.20	611	66.11
MASSACHUSETTS	71	10,924,669.98	2.11	7.135	153,868.59	639	63.27
MICHIGAN	58	4,568,316.15	0.88	7.584	78,764.07	626	76.26
MINNESOTA	160	13,360,506.36	2.58	5.727	83,503.16	701	66.47
MISSISSIPPI	27	1,108,876.09	0.21	5.752	41,069.48	641	66.58
MISSOURI	42	3,375,348.90	0.65	7.075	80,365.45	679	69.40
MONTANA	2	274,236.27	0.05	5.723	137,118.14	791	61.42
NEBRASKA	5	337,852.84	0.07	7.394	67,570.57	573	82.99
NEVADA	38	11,535,564.60	2.23	7.001	303,567.49	663	71.83
NEW HAMPSHIRE	9	1,037,842.29	0.20	6.678	115,315.81	648	77.16
NEW JERSEY	78	13,824,342.28	2.67	7.225	177,235.16	665	69.26
NEW MEXICO	3	369,943.68	0.07	3.027	123,314.56	740	74.27
NEW YORK	680	59,286,897.66	11.47	6.895	87,186.61	703	57.47
NORTH CAROLINA	37	4,394,480.10	0.85	8.265	118,769.73	678	64.41
NORTH DAKOTA	10	445,719.39	0.09	3.866	44,571.94	714	67.20
OHIO	81	5,993,506.32	1.16	7.279	73,993.91	682	70.28
OKLAHOMA	14	1,218,695.64	0.24	6.251	87,049.69	706	64.98
OREGON	15	870,469.46	0.17	7.246	58,031.30	646	60.39
PENNSYLVANIA	62	9,880,034.23	1.91	8.509	159,355.39	724	61.93
PUERTO RICO	3	25,154.37	0.00	3.578	8,384.79	591	22.27
RHODE ISLAND	6	421,673.36	0.08	8.302	70,278.89	643	48.96
SOUTH CAROLINA	43	4,239,962.18	0.82	6.472	98,603.77	698	74.28
SOUTH DAKOTA	7	161,889.65	0.03	3.666	23,127.09	696	33.82
TENNESSEE	41	2,747,582.24	0.53	5.962	67,014.20	680	71.40
TEXAS	139	14,461,786.87	2.80	7.323	104,041.63	670	68.84
UTAH	20	1,905,148.55	0.37	6.932	95,257.43	692	76.42
VERMONT	5	237,521.65	0.05	5.571	47,504.33	811	59.03
VIRGIN ISLANDS	7	126,839.25	0.02	4.000	18,119.89	713	12.91
VIRGINIA	47	9,107,677.36	1.76	6.441	193,780.37	669	74.23
WASHINGTON	50	7,962,787.18	1.54	5.749	159,255.74	699	69.68
WEST VIRGINIA	10	301,283.07	0.06	4.315	30,128.31	689	58.04
WISCONSIN	17	1,157,299.07	0.22	7.330	68,076.42	648	90.05
WYOMING	1	156,859.94	0.03	7.250	156,859.94	544	76.52
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

No more than approximately 0.97% of the Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Loan Purpose of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Loan Purpose	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Refinance With Cash Out	806	$225,694,915.51	43.67%	8.569%	$280,018.51	620	63.64%
Purchase	1,885	206,873,984.90	40.02	6.615	109,747.47	697	68.74
Refinance No Cash Out	904	84,295,157.98	16.31	6.115	93,246.86	688	62.77
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

Amortization Types of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Amortization Types	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Fully Amortizing	3,565	$509,183,642.13	98.51%	7.387%	$142,828.51	662	65.57%
Balloon	30	7,680,416.26	1.49	7.376	256,013.88	644	63.68
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

Adjustment Type of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Adjustment Type	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Adjustable Rate Loans	2,883	$461,942,859.82	89.37%	7.730%	$160,229.92	655	65.76%
Fixed Rate Loans	712	54,921,198.57	10.63	4.503	77,136.51	719	63.70
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

Loan Type of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Loan Type	Loans	Balance	Balance	Coupon	Balance	Score	LTV

Conventional Uninsured	3,518	$508,447,809.60	98.37%	7.409%	$144,527.52	661	65.20%
Conventional Insured	66	7,392,085.90	1.43	6.067	112,001.30	697	86.70
Uninsured FHA	11	1,024,162.89	0.20	6.178	93,105.72	624	83.68
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Credit Scores of the Mortgage Loans
			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Credit Scores	Loans	Balance	Balance	Coupon	Balance	Score	LTV
N/A	138	$19,854,153.11	3.84%	7.627%	$143,870.67	N/A	63.12%
500 - 520	160	29,981,842.19	5.80	9.665	187,386.51	510	63.79
521 - 540	176	30,404,934.82	5.88	9.370	172,755.31	531	65.35
541 - 560	182	31,760,129.02	6.14	9.253	174,506.20	551	64.85
561 - 580	189	32,045,424.33	6.20	8.521	169,552.51	571	66.42
581 - 600	151	25,961,310.81	5.02	8.459	171,929.21	591	64.19
601 - 620	164	22,956,391.66	4.44	7.521	139,978.00	611	70.25
621 - 640	167	26,666,977.28	5.16	7.544	159,682.50	631	66.72
641 - 660	201	33,285,554.38	6.44	7.445	165,599.77	650	69.45
661 - 680	208	32,255,274.71	6.24	6.818	155,073.44	673	70.30
681 - 700	232	36,864,822.59	7.13	6.711	158,900.10	690	65.96
701 - 720	223	39,640,663.55	7.67	6.712	177,760.82	711	66.61
721 - 740	269	39,726,250.36	7.69	6.620	147,681.23	729	68.29
741 - 760	222	34,223,568.92	6.62	6.180	154,160.22	749	66.97
761 - 780	272	37,658,314.58	7.29	6.347	138,449.69	770	64.53
781 - 800	295	21,487,095.60	4.16	5.430	72,837.61	791	58.02
801 - 820	295	19,719,217.18	3.82	5.490	66,844.80	809	51.70
821 - 840	50	2,364,396.46	0.46	5.044	47,287.93	826	53.01
841 - 842	1	7,736.84	0.00	3.625	7,736.84	842	2.38
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

As of the Statistical Calculation Date, the weighted average credit score of the Mortgage Loans is approximately 662.

Mortgaged Property Type of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Mortgaged Property Type	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Single Family	2,290	$334,869,305.11	64.79%	7.428%	$146,231.14	647	65.77%
PUD	190	52,287,128.86	10.12	7.464	275,195.42	649	72.06
Single Family (OTHER)(1)	779	46,275,821.92	8.95	6.908	59,404.14	729	51.91
Condo	217	36,463,520.86	7.05	7.042	168,034.66	692	70.07
2 to 4 Family	114	29,163,531.11	5.64	7.246	255,820.45	663	69.91
Commercial (Other)(2)	5	17,804,750.53	3.44	8.574	3,560,950.11	738	61.14
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

(1) Single Family (Other) includes the following property types: co-op, duplex, improved land with real estate, lot loans (land) and town house/row house.
(2) Commercial (Other) includes the following property types: commercial condo, motel and retail.

Occupancy Types of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Occupancy Types	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Owner Occupied	2,802	$404,032,437.66	78.17%	7.437%	$144,194.30	650	65.62%
Investment	736	97,161,210.22	18.8	7.318	132,012.51	701	63.84
Second Home	57	15,670,410.51	3.03	6.516	274,919.48	732	73.99
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Documentation Levels of the Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Documentation Levels	Loans	Balance	Balance	Coupon	Balance	Score	LTV
Stated Documentation	800	$226,254,045.88	43.77%	8.318%	$282,817.56	621	67.71%
Full Documentation	1,871	136,347,773.54	26.38	6.162	72,874.28	713	59.18
Limited Documentation	595	85,963,767.32	16.63	7.117	144,476.92	688	64.85
Alternative	263	58,827,247.96	11.38	6.959	223,677.75	667	72.21
No Income Verified	45	7,570,477.75	1.46	7.990	168,232.84	647	68.33
No Assets Verified	21	1,900,745.94	0.37	7.498	90,511.71	640	76.88
Total:	3,595	$516,864,058.39	100.00%	7.387%	$143,773.03	662	65.54%

Indices of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Indices	Loans	Balance	Balance	Coupon	Balance	Score	LTV
6 MO LIBOR	1,269	$274,688,933.63	59.46%	8.317%	$216,460.94	627	68.47%
1 YR CMT	1,172	98,434,242.33	21.31	5.984	83,988.26	714	61.01
COFI	147	8,716,039.43	1.89	5.254	59,292.79	742	44.43
PRIME	111	46,368,652.50	10.04	9.028	417,735.61	655	61.00
1 YR LIBOR	70	18,934,155.88	4.10	6.943	270,487.94	663	73.04
OTHER	41	2,572,758.72	0.56	8.848	62,750.21	696	60.90
6 MO CD	23	4,958,646.12	1.07	6.053	215,593.31	736	59.03
3 YR CMT	20	1,060,722.53	0.23	6.405	53,036.13	637	62.95
1 MO LIBOR	8	2,388,640.14	0.52	6.284	298,580.02	712	74.85
5 YR CMT	7	164,942.54	0.04	6.130	23,563.22	743	53.74
2 YR CMT	5	1,304,078.23	0.28	7.297	260,815.65	N/A	74.92
6 MO CMT	5	203,759.65	0.04	6.420	40,751.93	717	49.13
1 MO CD	3	2,097,624.65	0.45	6.893	699,208.22	721	71.52
3 MO CMT	1	18,010.56	0.00	7.625	18,010.56	502	41.69
FNMA 30 YR	1	31,652.91	0.01	7.625	31,652.91	577	60.29
Total:	2,883	$461,942,859.82	100.00%	7.730%	$160,229.92	655	65.76%

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Frequency of Mortgage Rate Adjustment of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
Frequency of	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Mortgage Rate Adjustment	Mortgage	Principal	Principal	Average	Principal	Credit	Current
(in months)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
1	97	$18,748,598.20	4.06%	6.643%	$193,284.52	683	69.70%
3	2	2,406,884.99	0.52	7.729	1,203,442.50	742	62.41
6	1,404	302,615,600.19	65.51	8.262	215,538.18	637	67.85
12	1,257	130,280,695.94	28.20	6.725	103,644.15	689	60.96
24	2	1,400,728.51	0.30	9.799	700,364.26	621	47.12
36	94	5,374,223.56	1.16	5.758	57,172.59	718	59.17
48	11	629,036.37	0.14	5.776	57,185.12	736	58.43
60	16	487,092.06	0.11	5.799	30,443.25	731	49.70
Total:	2,883	$461,942,859.82	100.00%	7.730%	$160,229.92	655	65.76%

Gross Margins of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Gross Margins (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
¯0.375 - ¯0.001	4	$2,288,707.66	0.50%	5.519%	$572,176.92	792	57.39%
No Margin	70	1,795,172.41	0.39	7.209	25,645.32	707	54.69
0.150 - 0.999	20	1,557,296.61	0.34	7.288	77,864.83	581	62.92
1.000 - 1.999	46	10,833,755.41	2.35	6.760	235,516.42	701	66.17
2.000 - 2.999	1,147	149,860,476.67	32.44	6.155	130,654.30	712	65.02
3.000 - 3.999	405	47,295,338.98	10.24	6.642	116,778.61	687	65.81
4.000 - 4.999	203	45,810,958.27	9.92	7.406	225,669.75	648	66.75
5.000 - 5.999	262	65,443,724.18	14.17	8.396	249,785.21	651	65.25
6.000 - 6.999	357	70,915,305.42	15.35	9.208	198,642.31	592	67.94
7.000 - 7.999	282	51,999,776.51	11.26	10.253	184,396.37	573	64.85
8.000 - 8.999	49	7,572,471.52	1.64	10.028	154,540.24	581	67.50
9.000 - 9.999	12	1,147,373.79	0.25	10.156	95,614.48	582	77.43
10.000 - 13.875	26	5,422,502.39	1.17	11.356	208,557.78	548	66.19
Total:	2,883	$461,942,859.82	100.00%	7.730%	$160,229.92	655	65.76%

As of the Statistical Calculation Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans with Gross Margins is approximately 4.476% per annum.

Maximum Mortgage Rates of the Adjustable Rate Mortgage Loans
			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Maximum Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
No Maximum Rate	118	$21,154,789.26	4.58%	8.301%	$179,277.88	645	57.84%
7.700 - 7.999	1	671,003.39	0.15	5.713	671,003.39	705	80.86
8.000 - 8.999	5	674,792.85	0.15	6.153	134,958.57	684	82.06
9.000 - 9.999	64	15,065,885.66	3.26	5.370	235,404.46	702	73.64
10.000 - 10.999	130	27,644,730.54	5.98	5.486	212,651.77	708	72.06
11.000 - 11.999	221	52,832,949.21	11.44	6.176	239,063.12	683	73.17
12.000 - 12.999	297	75,183,687.36	16.28	6.794	253,143.73	690	69.22
13.000 - 13.999	721	82,328,450.74	17.82	6.855	114,186.48	695	62.77
14.000 - 14.999	309	54,693,895.95	11.84	7.916	177,002.90	640	69.12
15.000 - 15.999	333	28,387,442.76	6.15	8.473	85,247.58	623	60.73
16.000 - 16.999	322	40,980,916.05	8.87	9.730	127,269.93	594	58.99
17.000 - 17.999	200	33,802,873.95	7.32	10.875	169,014.37	570	61.02
18.000 - 18.999	121	24,573,708.04	5.32	11.017	203,088.50	566	60.17
19.000 - 19.999	16	839,780.60	0.18	11.027	52,486.29	631	64.91
20.000 - 25.000	25	3,107,953.46	0.67	10.718	124,318.14	583	60.32
Total:	2,883	$461,942,859.82	100.00%	7.730%	$160,229.92	655	65.76%

As of the Statistical Calculation Date, the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans with Maximum Mortgage Rate is approximately 13.950% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Minimum Mortgage Rates of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Minimum Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
No Minimum Rate	71	$8,040,417.62	1.74%	7.809%	$113,245.32	654	64.27%
0.150 - 0.999	8	509,940.07	0.11	6.422	63,742.51	681	66.57
1.000 - 1.999	19	5,772,342.91	1.25	5.714	303,807.52	717	69.86
2.000 - 2.999	1,077	131,212,883.11	28.40	5.931	121,831.83	716	64.68
3.000 - 3.999	394	40,702,791.88	8.81	6.251	103,306.58	691	67.06
4.000 - 4.999	102	27,962,286.39	6.05	6.891	274,140.06	637	71.00
5.000 - 5.999	131	45,052,700.26	9.75	7.920	343,913.74	655	67.25
6.000 - 6.999	278	70,835,411.18	15.33	8.626	254,803.64	622	65.87
7.000 - 7.999	357	72,477,706.94	15.69	9.361	203,018.79	603	64.64
8.000 - 8.999	146	17,643,162.20	3.82	9.051	120,843.58	599	71.77
9.000 - 9.999	104	12,284,858.37	2.66	9.495	118,123.64	591	62.99
10.000 - 10.999	96	14,298,658.60	3.10	10.322	148,944.36	609	58.35
11.000 - 11.999	67	12,609,803.17	2.73	11.480	188,206.02	593	64.05
12.000 - 12.999	21	1,908,609.10	0.41	12.332	90,886.15	594	63.89
13.000 - 13.999	9	446,706.41	0.10	11.623	49,634.05	598	61.69
14.000 - 15.000	3	184,581.61	0.04	14.584	61,527.20	621	58.40
Total:	2,883	$461,942,859.82	100.00%	7.730%	$160,229.92	655	65.76%

As of the Statistical Calculation Date, the weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans with Minimum Mortgage Rates is approximately 5.349% per annum.

Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
Months to Next Rate	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Adjustment	Loans	Balance	Balance	Coupon	Balance	Score	LTV
1 - 6	1,109	$125,099,811.49	27.08%	7.069%	$112,804.16	702	60.70%
7 - 12	640	62,782,488.97	13.59	7.205	98,097.64	684	59.94
13 - 18	140	25,632,329.15	5.55	7.915	183,088.07	623	72.32
19 - 24	576	133,178,120.00	28.83	9.116	231,212.01	594	66.80
25 - 30	114	30,550,175.76	6.61	7.166	267,984.00	648	69.92
31 - 36	133	37,978,324.99	8.22	7.565	285,551.32	656	70.82
37 - 42	14	2,899,470.42	0.63	6.602	207,105.03	664	70.86
43 - 48	42	7,851,265.67	1.70	6.640	186,934.90	710	70.24
49 - 54	49	11,652,905.83	2.52	5.950	237,814.40	707	78.62
55 - 60	66	24,317,967.54	5.26	7.003	368,454.05	678	72.92
Total:	2,883	$461,942,859.82	100.00%	7.730%	$160,229.92	655	65.76%

As of each loan’s as of date, the weighted average Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans is approximately 19 months.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.

RESIDENTIAL MORTGAGE FINANCE

Periodic Caps of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Periodic Caps (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
No Periodic Cap	204	$39,077,042.90	8.46%	6.981%	$191,554.13	664	65.68%
0.250 - 0.499	3	41,472.99	0.01	6.103	13,824.33	729	41.02
0.500 - 0.749	1	9,997.49	0.00	6.488	9,997.49	665	21.55
0.750 - 0.999	1	40,642.07	0.01	5.250	40,642.07	767	44.18
1.000 - 1.249	1,193	213,144,238.60	46.14	8.195	178,662.40	626	68.86
1.500 - 1.749	122	22,681,580.88	4.91	8.786	185,914.60	616	71.08
2.000 - 2.249	1,292	173,359,997.98	37.53	7.056	134,179.56	697	61.41
2.500 - 2.749	1	12,573.22	0.00	4.500	12,573.22	639	30.30
2.750 - 2.999	1	181,915.52	0.04	7.000	181,915.52	680	69.97
3.000 - 3.249	17	1,136,958.63	0.25	10.431	66,879.92	600	64.84
4.000 - 4.249	1	3,073.84	0.00	9.500	3,073.84	693	10.60
5.000 - 5.249	1	31,389.89	0.01	5.375	31,389.89	524	59.79
5.500 - 5.749	3	92,310.17	0.02	6.598	30,770.06	765	71.86
6.000 - 6.249	36	10,005,361.06	2.17	10.156	277,926.70	597	61.34
7.500 - 7.500	7	2,124,304.58	0.46	5.963	303,472.08	665	76.83
Total:	2,883	$461,942,859.82	100.00%	7.730%	$160,229.92	655	65.76%

As of the Statistical Calculation Date, the weighted average Periodic Cap of the Adjustable Rate Mortgage Loans with Periodic Caps is approximately 1.595% per annum.

Initial Periodic Caps of the Adjustable Rate Mortgage Loans

			Percent of			Weighted	Weighted
	Number of	Aggregate	Aggregate	Weighted	Average	Average	Average
	Mortgage	Principal	Principal	Average	Principal	Credit	Current
Initial Periodic Caps (%)	Loans	Balance	Balance	Coupon	Balance	Score	LTV
0.250 - 0.499	3	$41,472.99	0.01%	6.103%	$13,824.33	729	41.02%
0.500 - 0.749	1	9,997.49	0.00	6.488	9,997.49	665	21.55
0.750 - 0.999	1	40,642.07	0.01	5.250	40,642.07	767	44.18
1.000 - 1.249	1,070	179,086,481.25	38.77	7.666	167,370.54	648	69.01
1.500 - 1.749	83	15,844,488.53	3.43	8.279	190,897.45	634	74.45
1.750 - 1.999	6	2,381,877.13	0.52	10.992	396,979.52	618	59.42
2.000 - 2.249	1,288	171,695,615.99	37.17	7.098	133,304.05	697	61.30
2.500 - 2.749	1	12,573.22	0.00	4.500	12,573.22	639	30.30
2.750 - 2.999	1	181,915.52	0.04	7.000	181,915.52	680	69.97
3.000 - 3.249	342	72,120,832.29	15.61	9.031	210,879.63	589	65.81
4.000 - 4.249	2	266,673.84	0.06	4.681	133,336.92	607	79.20
5.000 - 5.249	24	5,420,487.59	1.17	6.427	225,853.65	619	75.16
5.500 - 5.749	3	92,310.17	0.02	6.598	30,770.06	765	71.86
6.000 - 6.249	51	12,623,187.16	2.73	9.447	247,513.47	608	64.29
7.500 - 7.500	7	2,124,304.58	0.46	5.963	303,472.08	665	76.83
Total:	2,883	$461,942,859.82	100.00%	7.730%	$160,229.92	655	65.76%

As of the Statistical Calculation Date, the weighted average Initial Periodic Cap of the Adjustable Rate Mortgage Loans is approximately 1.923% per annum.

The issuer has filed or will file with the SEC a registration statement (including a prospectus and any prospectus supplement) and any related issuer free-writing prospectus with respect to this offering (the “Offering Documentation”). You may obtain a copy of the prospectus for free by visiting the web site at www.bfbaseprospectus.com. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling (800) 666-2388, Ext 59519; Attention: Paul Tedeschi.